UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-06625
THE PAYDEN & RYGEL INVESTMENT GROUP
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
EDWARD S. GARLOCK, ESQ.
PAYDEN & RYGEL
333 SOUTH GRAND AVENUE, LOS ANGELES, CA 90071
(NAME AND ADDRESS OF AGENT FOR SERVICE)
Registrant’s telephone number, including area code: 213-625-1900
Date of fiscal year end: October 31, 2011
Date of reporting period: April 30, 2011

ITEM 1.	REPORTS TO SHAREHOLDERS

SEMI-ANNUAL REPORT APRIL 30, 2011

Contents

1	Management Discussion & Analysis

5	Portfolio Highlights & Investments

53	Statements of Assets & Liabilities

57	Statements of Operations

61	Statements of Changes in Net Assets

67	Notes to Financial Statements

79	Financial Highlights

90	Fund Expenses

92	Trustees & Officers

Semi-Annual Report

Management Discussion & Analysis

Short Duration Strategies

The six month period ended April 30, 2011 was replete with capricious economic data, a surge in commodity prices, and oscillation in yield across the U.S. Treasury term structure. The Federal Reserve Board announced a second round of large-scale asset purchases (QE2) in November 2010, outlining its intention to purchase $600 million in U.S. Treasury securities, with completion of the program by June 30, 2011. As economic data improved at a moderate pace and inflation expectations increased, U.S. Treasury yields moved higher. Despite this yield increase, the total return on the 2-year U.S. Treasury Note was positive during the six month period. The remaining sectors in the Bank of America Merrill Lynch 1-3 Year Govt/Credit Index outperformed U.S. Treasuries, as investment-grade corporate bonds returned 1.12% and agency debentures returned 0.33%.

As summer 2011 approaches, investors will remain focused on a stubbornly high rate of unemployment, a lackluster recovery in home prices, and uncomfortably high gasoline prices. In addition to these fundamental considerations, the eventual exit strategy by the Federal Reserve Board and decisions made by politicians in Washington, D.C. will remain a concern for investors.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide a positive return. For the six months ended April 30, 2011 the Fund returned 0.01% compared to the Fund’s benchmarks, which returned 0.00% for the Lipper Money Market Average and 0.00% for the Lipper Government Money Market Average.

The Payden Limited Maturity Fund (PYLMX) returned 0.51% for the six months ended April 30, 2011, compared to a return of 0.09% for its benchmark, the Bank of America Merrill Lynch Three Month U.S. Treasury Bill Index. Investment-grade credit and agency mortgage-backed securities offered the largest source of return through price appreciation and yield advantage when compared to U.S. Treasury Bills. Positioning on the yield curve, underscored by a flattening bias, detracted from relative performance as the curve steepened for maturities between three months and five years.

The Payden Short Bond Fund (PYSBX) returned 0.73% for the six months ended April 30, 2011, compared to a return of 0.10% for its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. Relative performance was driven by exposure to investment-grade and high yield corporate bonds and mortgage-backed securities. Positioning on the yield curve, underscored by a flattening bias, detracted from relative performance as the curve steepened for maturities between two and five years.

The Payden Global Short Bond Fund (PYGSX) returned 0.86% for the six months ended April 30, 2011, compared to a return of 0.10% for its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. Relative performance was driven by exposure to investment-grade and below investment grade corporate bonds, and mortgage-backed securities. Currency exposure also contributed positively toward performance. Positioning on the yield curve, underscored by a flattening bias, detracted from relative performance as the curve steepened for maturities between two and five years.

The Payden U.S. Government Fund Investor Class (PYUSX) returned -0.66% for the six months ended April 30, 2011, compared to a return of -0.29% for its benchmark, the Bank of America Merrill Lynch 1-5 Year Treasury Index. The Fund’s Adviser Class (PYUWX) returned -0.87% during the same period. Performance was negatively impacted by the Fund’s defensive duration positioning as well as yield curve positioning underscored by a flattening bias, as the curve steepened for maturities between two and five years. Relative performance was enhanced through exposure to agency mortgage-backed securities.

Intermediate Duration Bond Strategies

An accommodative Federal Reserve Board, strong corporate profits, and a gradual increase in risk appetite benefitted equities and alternative asset classes during the six month period ended April 30, 2011. The S&P 500 Index returned just over 16%, gold prices increased by $200 an ounce, and crude oil climbed $30 a barrel. The impact of higher commodity prices became evident as consumption slowed during the first quarter of 2011. Indeed, higher commodity prices, specifically crude oil prices, will play a key role in determining the sustainability of any economic recovery. Along with equities, high-yield debt performed very well, as average yield premiums in the 1-3 year U.S. High Yield Corporate Index narrowed by 1.30%.

The Payden GNMA Fund Investor Class (PYGNX) returned 1.12% for the six months ended April 30, 2011, compared to a return of 1.04% for its benchmark, the Bank of America Merrill Lynch GNMA Master Index. The Fund’s Advisor Class (PYGWX) returned 0.90% over the same period. The past six months was a challenging period for fixed income investors. Inflation concerns and optimistic growth forecasts pushed interest rates higher by almost 0.75%. The Fund was able to slightly outperform its index and maintain a positive return over the period by overweighting higher coupon mortgage pools. Higher

Payden Mutual Funds

coupon mortgage pools benefitted from having less price sensitivity to rising interest rates and provided higher yields due to the general slowdown in prepayments across the whole mortgage industry. The Adviser continues to see slower prepayments as a secular trend that should continue to benefit investors in mortgage securities, particularly GNMA investors. Changes in the FHA insurance program, which insures GNMA mortgage loans, will make it increasingly expensive for consumers to refinance their GNMA loans. These changes along with a continued difficult housing market will keep refinancing risk low and potentially provide higher yields to investors in mortgage securities.

For the six months ended April 30, 2011, the Payden Core Bond Fund Investor Class (PYCBX) returned 0.60% and its Adviser Class (PYCWX) returned 0.58%, compared to the Barclays Capital Aggregate Bond Index return of 0.02%. The Fund was able to generate a positive return during the period in spite of a general rise in underlying U.S. Treasury yields, which tends to put a damper on prices. This was accomplished from coupon income and spread tightening – meaning non-U.S. Treasury bonds did not have the same degree of upward yield pressure. The corporate bond sector was one of the best performing sectors in the market and a key driver in outperformance versus the benchmark, as the Fund has a substantial overweight to investment grade corporate bonds. The Fund also benefited from its modest exposure to a diversified basket of non-U.S. currencies, concentrated in high growth emerging economies.

For the six months ended April 30, 2011, The Payden Corporate Bond Fund (PYACX) returned 0.85% compared to 0.83% for its benchmark, the Barclays Capital U.S. Corporate Investment Grade Index. Despite a move higher in underlying U.S. Treasury yields, corporate bond yields did not move up as much, leading to a compression in yield spreads. This, coupled with the additional coupon income that comes from corporate bonds, led to much stronger performance for corporate bonds compared to U.S. Treasury alternatives. The Fund kept pace with the reference corporate benchmark and modestly outperformed due to its slight overweight to financials, particularly the strong performing insurance sector.

High Yield Bond Strategy

Despite the geo-political volatility surrounding the capital markets, in terms of political unrest in the Middle East and North America and the continuing dislocations from the Japan earthquake, the global high yield market generated a strong performance for the six months ended April 30, 2011. The high yield market in 2011 has benefitted from the strong rally in equity prices and rising valuations for companies. The generally positive first quarter earnings results for the larger, Fortune 1000 companies also strongly benefitted the high yield market, as expectations are that high yield issuers will also report strong earnings.

For the six months ended April 30, 2011 the Payden High Income Fund Investor Class (PYHRX) returned 4.99%, while its Adviser Class (PYHWX) returned 4.59%. The Fund’s benchmark, the Merrill Lynch BB/B High Yield Cash Pay Constrained Index, returned 5.35% for the same period. The modest under-performance was partly attributable to the lack of exposure in the Fund to some of the higher beta sectors in both the US and overseas that out-performed, such as Regions Financial, and the under-performance of certain healthcare holdings, such as Community Health Systems and Valeant Pharmaceuticals, both of which announced acquisitions that could lead to increased leverage and more risky debt profiles. The Fund’s over-weights are the more stable sectors, such as healthcare, consumer products, retail, restaurants and services, in which cash flows and margins are relatively stable. The Fund’s under-weights are the more cyclical sectors, such as building products, homebuilders, and paper, in which cash flows are more volatile and unpredictable due to economic trends.

Tax Exempt Strategies

During the six months ended April 30, 2011, yields on municipal bonds saw significant volatility, especially for longer-maturity bonds. By the end of the period, yields on AAA-rated bonds maturing in two years were 0.6%, while similar 30-year bonds yielded 4.6%. This is up from 0.5% and 3.9%, respectively, from the beginning of the period. Thus, while two-year yields increased a mere 0.10%, longer maturity yields rose 0.70%. Municipal issuance reached a peak in November 2010 and then longer-dated bonds saw a significant selloff as investor sentiment turned against the asset class at the end of 2010. Extensive negative media coverage about municipal issuers and their fiscal woes was partly to blame. In this environment, the highest-rated municipal bonds held up the best.

For the six months ended April 30, 2011, the Payden Tax Exempt Bond Fund (PYTEX) returned -0.95%, while the Fund’s benchmark, the Barclays Capital Quality Intermediate Municipal Index, returned 0.06%. The Payden California Municipal Income Fund (PYCRX) returned -1.02%. For the same period, its benchmarks, the Barclays Capital 7-Year Municipal Index and

Semi-Annual Report

Management Discussion and Analysis continued

the Barclays Capital California Intermediate Index, returned -0.05% and -0.15%, respectively. Both of the Funds have broader and more diversified exposure to a wider maturity range than represented by the benchmarks. The effect of the selloff of longer maturity municipal bonds was, therefore, more pronounced for the Funds.

Global Bond Strategy

Major international government bond markets had a mixed and volatile time over the six months ended April 30, 2011, as investors grappled with rising confidence in the global economy, concerns over rising commodity prices, shifting monetary policy expectations, the ongoing European peripheral sovereign debt crisis, geo-political tensions in North Africa and the Middle East and the implications of the devastating earthquake in Japan. U.S. Treasuries produced a positive return, thanks to a recovery in April, which was prompted by relatively dovish comments from Fed Chairman Bernanke at his first post-FOMC press conference. UK Gilts also saw more modest gains over the period as weak economic data and an unexpected dip in inflation to 4% year-over-year led to revised estimates of the timing of the first Bank of England rate hike. German Bunds underperformed, with significant losses, in response to the European Central Bank’s decision to raise rates by 0.25% to 1.25% at its early-April meeting. The performance of some of the peripheral Euro-zone markets was worse than that of Bunds. The Irish and Portuguese markets fell very sharply following downgrades to their sovereign credit ratings, and both countries were forced to capitulate and approach the European Union for financial aid. At the same time, Greece was subject to intense speculation over the possibility of a debt restructuring and yields rose sharply as a result. However, the Spanish market fared somewhat better than other peripheral European markets, as investors came to regard it as being in a stronger position than Ireland, Portugal or Greece. The non-government bond markets continued to outperform their sovereign counterparts. Strong corporate earnings reports, further declines in expected default rates and on-going demand for yield from investors were all supportive factors.

For the six months ended April 30 2011, the Payden Global Fixed Income Fund (PYGFX) returned 0.62%, outperforming its benchmark, the Barclays Capital Global Aggregate Index Hedged, which returned -0.85%. This outperformance was primarily due to the strong performance of the Fund’s overweight holdings of investment-grade corporate, high yield and emerging market debt, all of which outperformed government bonds over the period. Currency positioning also enhanced returns, thanks mainly to the Fund’s short position in the U.S. dollar and its long positions in the Canadian dollar, the Mexican peso and a basket of Asian and emerging market currencies.

Emerging Market Bond Strategy

Emerging-market dollar-pay bond spreads widened by approximately 6 basis points to yield 2.81% over comparable U.S. Treasuries over the six-month period ended April 30, 2011. The re-emergence of concerns relating to the debt sustainability of peripheral European countries, together with tightening of policy by China, caused a retrenchment in risk appetite in November of last year. However, a combination of better-than-expected economic data and further unwinding of positions into year-end caused U.S. Treasury yields to continue to rise and credit spreads to tighten. Despite protests in the Middle East and the natural disaster in Japan, emerging markets proved resilient and recovered in March and April.

The Adviser expects emerging-market countries to achieve much higher growth rates than developed countries going forward, given better trends in debt sustainability, lower banking sector leverage and more sustainable fiscal deficits. Most countries in Latin America and Asia have low levels of debt in both the household and banking sectors, and fiscal deficits are half those in developed countries. The Adviser likes select local markets where higher yields provide a cushion against rate hikes and the currency outlook is positive. The main exogenous risks to emerging-market assets in 2011 are continued concerns regarding debt sustainability in peripheral European sovereigns and unrest in the Middle East/North Africa region that would result in a bout of investor risk aversion, as well as further inflationary pressures driven by food prices.

The Payden Emerging Market Bond Fund Investor Class (PYEMX) returned -0.03% for the six months ended April 30, 2011, as compared to -1.38% for the J.P. Morgan EMBI Global Diversified Index. The Fund’s Adviser Class (PYEMX) returned -0.15% during the same period. The Fund’s strategy has been overweight in Latin America, favoring improving credits such as Brazil, Colombia, and Panama. The Fund has maintained an underweight position in Eastern Europe, avoiding Bulgaria, Croatia and Hungary, and it is underweight Turkey, due to tight valuation. The Fund is also neutral in Asia and Africa, and it has no exposure in the Middle East, outside of Qatar. The Adviser sees value in select local currency bond markets, including Brazil, Mexico and Ghana and the Fund has long currency positions in South East Asian countries where the Adviser thinks the economic growth will be strong and Central Banks will allow currency appreciation in order to fight inflationary pressures.

Payden Mutual Funds

U.S. Equity Strategies

The equity markets continued its rally from the prior fiscal year, as stock market indices posted double digit returns for the six months ended April 30, 2011. The market rally was due to further strength in corporate profits and an increased appetite for risky assets, despite ongoing turmoil overseas. The markets began the period on a positive note, as the Federal Reserve Board announced another round of quantitative easing. However, renewed sovereign debt concerns from the peripheral European countries caused the markets to decline. The holiday season brought back investor optimism, as better than expected economic data and an improving outlook on the U.S. economy lifted stock prices higher. Strong corporate earnings helped the stock market grind higher over January and February 2011, despite civil unrest in the Middle East. The equity markets did suffer a setback in March from the tragic events in Japan stemming from the earthquake. However, the market rally proved to be resilient as the equity markets quickly recovered and closed on its highs for the six month period.

The Payden Value Leaders Fund (PYVLX), which is comprised of large-cap value stocks, returned 16.54% for the six months ended April 30, 2011. The Fund slightly trailed its benchmark, the Russell 1000 Value Index, which returned 17.29%. The underperformance was entirely due to sector allocation decisions. The overweight to the utilities sector and the underweight to the consumer discretionary sector were the largest detractors of relative performance. However, the Fund did benefit from its underweight to the consumer staples sector. In terms of stock selection, the strongest area was in the financials sector due to the Fund’s holdings in real estate investment trusts, while the weakest area was in the telecommunication services sector. The best performers in the Fund were oil refiner Valero Energy and engineering company Fluor.

The Payden U.S. Growth Leaders Fund (PUGLX), which is comprised of large-cap growth stocks, returned 15.77% for the six months ended April 30, 2011, trailing its benchmark, the Russell 1000 Growth Index, which returned 16.95% for the period. The underperformance was due to both individual stock selection and sector allocation decisions. The weakest areas of stock selection were in the consumer discretionary and industrials sectors, while the strongest area was in the information technology sector. In terms of sector allocations, the Fund benefited from its overweight to the industrials sector. However, the underweight to the energy sector and the overweight to the information technology sector were the largest detractors of relative performance. The top positive contributors in the Fund were fiber optic company JDS Uniphase and clothing retailer J. Crew Group. The top detractors in the Fund were aircraft cabin maker BE Aerospace and fast food company McDonald’s.

Global Equity Strategy

Global equity markets rallied due to continued strong corporate earnings, positively trending macro economic data and attractive equity valuations, with developed markets outperforming the emerging markets during this period. South Korea, the U.S. and Germany were among the best performing countries, while Greece and Portugal were among the worst. Cyclically driven sectors outperformed the overall market, given the current stage of the economic recovery. Energy and Industrials were the best performing sectors, while the traditionally defensive Utilities and Telecommunications sectors lagged the overall market. The U.S. dollar weakened against currencies around the world, as the Federal Reserve Board telegraphed continued support for low rates.

The Payden Global Equity Fund (PYGEX) returned 13.12% for the six months ended April 30, 2011. The Fund’s benchmark, the MSCI All Country World Index, returned 14.06%. The Fund remains overweight the U.S. and commodity-driven economies, such as Canada and Norway, as well as the information technology and industrials sectors. Conversely, the Fund remains underweight Europe and the consumer staples and healthcare sectors. Finally, the Fund is underweight the U.S. dollar relative to emerging market currencies and overweight the U.S. dollar relative to the euro and the Japanese yen.

The Metzler/Payden European Emerging Markets Fund (MPYMX) returned 19.50% for the six months ended April 30, 2011. The Fund’s benchmark, the Nomura Central and East European Index, returned 18.74% for the same period.

Emerging Europe’s equity markets were the strongest performers among the major emerging market regions for the period. Despite a retrenchment in risk appetite in November, better-than-expected global economic data led to a strong rally to close 2010. The strong performance in the first months of 2011 was somewhat surprising against the backdrop of a continuing sovereign debt debate in Europe, unrest in the Middle East and North Africa, as well as the Japanese earthquake. However, higher oil prices and broadly stronger local currencies versus the U.S. dollar over the period boosted performance significantly.

Semi-Annual Report

Management Discussion and Analysis continued

Going forward, the regional environment continues to be supportive for Emerging Europe. Some of emerging Europe’s economies are gathering momentum on the back of a recovery of consumer demand and corporate profits, which is expected to benefit stocks in banks and industrials in Poland and the Baltic states. With oil prices expected to stay high in 2011, exposure to the global commodity “warehouses” Russia and Kazakhstan through energy and basic resource companies also makes sense. Meanwhile, Turkey’s deteriorating growth prospects and growing macroeconomic imbalances make it less appealing. The main risks to the region largely remain exogenous.

Portfolio Highlights & Investments

Investment Abbreviations

AMBAC - American Municipal Bond Assurance Co.
ARM - Adjustable Rate Mortgage
CD - Certificate of Deposit
FDIC - Federal Deposit Insurance Corporation
FFCB - Federal Farm Credit Bank
FG - Freddie Mac Gold Pool
FGIC - Financial Guaranty Insurance Co.
FH - Freddie Mac Non Gold Pool
FHLB - Federal Home Loan Banks
FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)
FHR - Freddie Mac REMICS
FN - Fannie Mae Pool
FNMA - Federal National Mortgage Association (Fannie Mae)
FNR - Fannie Mae REMICS
FNW - Fannie Mae Whole Loan
FSA - Financial Security Assurance
G2 - Ginnie Mae II pool
GN - Ginnie Mae I pool
GNMA - Government National Mortgage Association (Ginnie Mae)
GNR - Ginnie Mae REMICS
MBIA - Municipal Bond Insurance Association
NCUA - National Credit Union Administration

Payden Mutual Funds

Portfolio Highlights & Investments

Payden Cash Reserves Money Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.

Portfolio Composition - percent of value

Cash Equivalent	5%
Repurchase Agreements	50%
U.S. Government Agency	34%
U.S. Government Guaranteed	3%
U.S. Treasury	8%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

U.S. Government Agency (Cost - $179,903) (34%)
20,600,000	FHLMC, 0.15%, 1/11/12	$20,600
10,000,000	FHLMC, 2.12%, 3/23/12	10,159
20,000,000	FFCB, 0.12%, 6/28/11	20,000
20,000,000	FFCB, 0.18%, 12/8/11	19,998
15,000,000	FFCB, 0.25%, 9/7/12	15,007
3,500,000	FFCB, 0.30%, 5/18/11	3,500
10,000,000	FHLB, 0.18%, 9/26/11	10,000
10,000,000	FHLB, 0.20%, 11/8/11	9,997
10,300,000	FHLB, 0.25%, 10/13/11	10,301
10,000,000	FHLB, 0.41%, 4/27/12	10,000
14,750,000	FHLB, 3.62%, 7/1/11	14,830
5,000,000	FHLB, 5.00%, 10/13/11	5,106
20,000,000	FNMA Disc Note, 0.26%, 9/29/11 (a)	19,978
7,430,000	FNMA, 0.14%, 8/11/11	7,429
3,000,000	FNMA, 0.20%, 7/26/12	2,998

		179,903

FDIC Guaranteed (Cost - $17,874) (3%)
2,575,000	JPMorgan Chase & Co., 3.12%, 12/1/11	2,616
15,000,000	Morgan Stanley, 3.25%, 12/1/11	15,258

		17,874

U.S. Treasury (Cost - $40,194) (8%)
5,000,000	U.S. Treasury Note, 0.75%, 11/30/11	5,012
25,000,000	U.S. Treasury Note, 1.00%, 9/30/11	25,088
10,000,000	U.S. Treasury Note, 1.37%, 3/15/12	10,094

		40,194

Investment Company (Cost - $26,554) (5%)
26,553,992	Dreyfus Treasury Cash Management Fund	26,554
Repurchase Agreement (Cost - $270,000) (50%)
100,000,000	Citigroup Tri Party, 0.03%, 5/5/11 (b)	100,000
70,000,000	Deutsche Bank Tri Party, 0.04%, 5/2/11 (c)	70,000
100,000,000	Goldman Sachs Tri Party, 0.06%, 5/5/11 (d)	100,000

		270,000

Total (Cost - $534,525) (100%)		534,525
Other Assets, net of Liabilities (0%)		2,039

Net Assets (100%)		$536,564

(a)	Yield to maturity at time of purchase.

(b)	The repurchase agreement dated 4/28/2011 is collateralized by the following security:

Citigroup Bank Tri Party
1,302,204,993	GNMA, maturity from Jul 11-Apr 41, yielding from 1.63%-12.50%	$102,000

(c)	The repurchase agreement dated 4/29/2011 is collateralized by the following security:

Deutsche Bank-Deutsche Bank Tri Party
48,282,213	FNMA, 5.00%, May 40	$45,956
65,108,035	FNMA, 5.50%, Nov 35	27,544

		$73,500

(d)	The repurchase agreement dated 4/28/2011 is collateralized by the following security:

Goldman Sachs Tri Party
573,034,516	GNMA, maturity from Aug 31-Nov 40, yielding from 4.00%-6.50%	$102,000

See notes to financial statements.

Semi-Annual Report

Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

Credit Quality - percent of value

AAA	50%
AA	14%
A	22%
BBB	14%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (98%)
Asset Backed (12%)
2,051,137	AmeriCredit Automobile Receivables Trust, 0.77%, 12/9/13	$2,053
600,394	Bank of America Auto Trust, 0.91%, 10/15/12	601
2,300,000	Cabela’s Master Credit Card Trust 144A, 5.26%, 10/15/14 (b)	2,339
1,613,770	Capital Auto Receivables Asset Trust, 5.39%, 2/18/14	1,635
369,283	CarMax Auto Owner Trust, 0.83%, 11/15/12	369
950,000	CarMax Auto Owner Trust, 5.37%, 3/15/13	962
476,745	Cars Alliance Funding PLC, 1.38%, 10/8/23 EUR (c)	704
416,077	CIT Equipment Collateral, 6.59%, 12/22/14	422
1,708,248	Consumer Funding LLC, 5.43%, 4/20/15	1,798
1,017,815	Ford Credit Auto Lease Trust 144A, 3.71%, 1/15/14 (b)	1,024
1,962,658	Ford Credit Auto Owner Trust, 0.65%, 12/15/12	1,964
1,391,965	Honda Auto Receivables Owner Trust, 0.32%, 3/15/12	1,393
1,582,358	Honda Auto Receivables Owner Trust, 0.82%, 6/18/12	1,584
1,520,000	Hyundai Capital Auto Funding Ltd. 144A, 1.21%, 9/20/16 (b)	1,510
850,000	Nissan Auto Lease Trust, 3.51%, 11/17/14	854
1,600,000	Volkswagen Auto Lease Trust, 0.77%, 1/22/13	1,602
3,600,000	Volkswagen Auto Loan Enhanced Trust, 0.67%, 12/20/13	3,602
1,059,856	Volvo Financial Equipment LLC 144A, 1.06%, 6/15/12 (b)	1,061
600,000	Wachovia Auto Owner Trust, 5.80%, 1/20/15	606

		26,083

Corporate (46%)
500,000	American Honda Finance Corp. 144A, 0.47%, 3/27/12 (b)	500
1,120,000	American Honda Finance Corp. 144A, 0.91%, 8/5/13 (b)	1,126
330,000	American Honda Finance Corp. 144A, 2.37%, 3/18/13 (b)	336
380,000	Anglo American Capital PLC 144A, 2.15%, 9/27/13 (b)	385
2,000,000	Anheuser-Busch InBev Worldwide Inc., 1.03%, 3/26/13	2,019
1,500,000	Anheuser-Busch InBev Worldwide Inc., 9.75%, 11/17/15 BRL (c)	985
1,660,000	Archer-Daniels-Midland Co., 0.47%, 8/13/12	1,663
1,500,000	AT&T Inc., 5.87%, 8/15/12	1,598
500,000	Atlantia SPA, 1.62%, 6/9/11 EUR (c)	742
1,675,000	Australia & New Zealand Banking Group Ltd. 144A, 1.03%, 1/10/14 (b)	1,682
790,000	BAE Systems Holdings Inc. 144A, 6.40%, 12/15/11 (b)	818
1,000,000	Bank of New York Mellon, 0.55%, 1/31/14	1,005
2,000,000	Bank of Nova Scotia, 0.47%, 7/27/12	2,001
1,050,000	Banque PSA Finance 144A, 2.20%, 4/4/14 (b)	1,048
400,000	Banque PSA Finance, 3.50%, 1/17/14 EUR (c)	592
920,000	Barclays Bank PLC, 1.32%, 1/13/14	929
1,000,000	BB&T Corp., 0.97%, 4/28/14 (f)	1,002
590,000	Broadcom Corp. 144A, 1.50%, 11/1/13 (b)	589
730,000	Caisse Centrale Desjardins du Quebec 144A, 1.70%, 9/16/13 (b)(f)	732
1,220,000	Canadian Imperial Bank of Commerce, 0.51%, 5/4/12	1,221
1,200,000	Cia de Eletricidade do Estado da Bahia 144A, 11.75%, 4/27/16 BRL(b)(c)	801
3,000,000	Cisco Systems Inc., 0.55%, 3/14/14	3,015
810,000	Citigroup Inc., 1.16%, 2/15/13	815
1,000,000	Citigroup Inc., 2.31%, 8/13/13	1,029
1,500,000	Clorox Co., 5.00%, 3/1/13	1,594
1,500,000	Columbus Southern Power Co., 0.69%, 3/16/12	1,504
1,530,000	Commonwealth Bank of Australia 144A, 0.85%, 3/19/13 (b)	1,534
1,000,000	Commonwealth Bank of Australia 144A, 1.03%, 3/17/14 (b)	1,005
300,000	Compagnie de Saint-Gobain, 1.53%, 4/11/12 EUR (c)	444
1,420,000	Credit Suisse New York, 1.24%, 1/14/14	1,436
750,000	CRH America Inc., 6.95%, 3/15/12	785
1,410,000	Daimler Finance North America LLC 144A, 0.91%, 3/28/14 (b)	1,412
800,000	Diageo Capital PLC, 5.12%, 1/30/12	828
1,000,000	Dominion Resources Inc., 1.80%, 3/15/14	1,006
600,000	Dow Chemical Co., 2.56%, 8/8/11	603
500,000	Dow Chemical Co., 4.85%, 8/15/12	523
1,650,000	Dr Pepper Snapple Group Inc., 1.70%, 12/21/11	1,662
360,000	eBay Inc., 0.87%, 10/15/13	358
410,000	ERAC USA Finance LLC. 144A, 2.75%, 7/1/13 (b)	417
700,000	General Electric Capital Corp., 1.12%, 1/15/13	707
1,400,000	General Electric Capital Corp., 1.87%, 9/16/13	1,410
1,500,000	General Mills Inc., 5.25%, 8/15/13	1,634
750,000	Georgia Power Co., 0.54%, 1/15/13	752
1,100,000	Georgia Power Co., 0.62%, 3/15/13	1,103
1,000,000	Goldman Sachs Group Inc., 1.31%, 2/7/14	1,004
900,000	Hartford Life Institutional Funding, 5.37%, 1/17/12 GBP (c)	1,532
250,000	HCP Inc., 2.70%, 2/1/14	253
670,000	HSBC Bank PLC 144A, 1.62%, 8/12/13 (b)	672
1,030,000	ING Bank NV 144A, 1.35%, 3/15/13 (b)	1,033
380,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (b)	405
1,420,000	John Deere Capital Corp., 0.52%, 3/3/14	1,426
520,000	Johnson Controls Inc., 0.72%, 2/4/14	521
930,000	JPMorgan Chase & Co., 1.07%, 1/24/14	935
625,000	Kellogg Co., 4.25%, 3/6/13	661
988,000	Kellogg Co., 5.125%, 12/3/12	1,055
700,000	Kraft Foods Inc., 2.62%, 5/8/13	721
700,000	Kraft Foods Inc., 5.25%, 10/1/13	763
965,000	Kroger Co., 5.50%, 2/1/13	1,033
508,000	Kroger Co., 6.75%, 4/15/12	536
1,470,000	Lloyds TSB Bank PLC, 2.62%, 1/24/14	1,511
1,010,000	MassMutual Global Funding 144A, 0.80%, 9/27/13 (b)	1,016
600,000	MassMutual Global Funding, LLC 144A, 0.46%, 12/6/13 (b)	598

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

1,000,000	Merrill Lynch & Co. Inc., 5.45%, 2/5/13	$1,065
310,000	MetLife Inc., 2.37%, 2/6/14	314
1,000,000	Metropolitan Life Global Funding I 144A, 2.00%, 1/10/14 (b)	1,002
1,000,000	Morgan Stanley, 5.30%, 3/1/13	1,067
960,000	National Australia Bank Ltd. 144A, 0.78%, 1/8/13 (b)	961
600,000	National Grid PLC, 1.68%, 1/18/12 EUR (c)	890
960,000	NextEra Energy Capital Holdings Inc., 0.71%, 11/9/12	963
225,000	NextEra Energy Capital Holdings Inc., 1.18%, 6/17/11	225
1,000,000	Nordea Bank AB 144A, 1.18%, 1/14/14 (b)	1,010
770,000	Nordea Bank Finland PLC, 0.58%, 4/13/12	772
600,000	Novartis Capital Corp., 1.90%, 4/24/13	614
580,000	PACCAR Financial Corp., 0.69%, 4/5/13	584
650,000	PepsiCo Inc., 0.87%, 10/25/13	647
1,500,000	Philip Morris International Inc., 4.87%, 5/16/13	1,612
720,000	Pricoa Global Funding 144A, 0.37%, 1/30/12 (b)	717
1,000,000	Prudential Financial Inc., 3.625%, 9/17/12	1,032
300,000	Quest Diagnostic Inc., 1.15%, 3/24/14	302
510,000	Reynolds American Inc., 1.00%, 6/15/11	510
920,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	941
1,500,000	Safeway Inc., 5.80%, 8/15/12	1,593
1,150,000	Sanofi-Aventis SA, 0.51%, 3/28/13	1,152
580,000	Sanofi-Aventis SA, 1.62%, 3/28/14	585
1,240,000	SBAB Bank AB, 1.61%, 2/1/13 EUR (c)	1,843
500,000	Schneider Electric SA, 1.53%, 7/18/11 EUR (c)	741
100,000	Southern Co., 5.30%, 1/15/12	103
410,000	Sparebanken 1 Boligkreditt AS 144A, 1.25%, 10/25/13 (b)	409
1,160,000	Standard Chartered Bank New York, 0.71%, 11/16/11	1,162
400,000	Svenska Handelsbanken AB 144A, 1.30%, 9/14/12 (b)	404
1,390,000	Svenska Handelsbanken, 0.72%, 1/18/13	1,390
500,000	Telecom Italia Capital SA, 0.88%, 7/18/11	500
750,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	762
2,200,000	Teva Pharmaceutical Finance III BV, 0.80%, 3/21/14	2,215
270,000	Thermo Fisher Scientific Inc., 2.15%, 12/28/12	275
810,000	Toyota Motor Credit Corp., 1.375%, 8/12/13	814
1,300,000	Verizon Communications Inc., 0.91%, 3/28/14	1,314
500,000	Vodafone Group PLC, 1.59%, 9/5/13 EUR (c)	738
300,000	Vodafone Group PLC, 5.50%, 6/15/11	302
640,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (b)	645
1,000,000	Wachovia Corp., 4.87%, 2/15/14	1,071
250,000	Western Union Co., 0.88%, 3/7/13	251
1,400,000	Westpac Banking Corp. 144A, 0.85%, 4/8/13 (b)	1,403
1,500,000	WM Wrigley Jr. Co. 144A, 1.68%, 6/28/11 (b)	1,501
1,500,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	1,505

		100,931

FDIC Guaranteed (3%)
2,800,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/12 (b)	2,740
719,599	FDIC Structured Sale Guaranteed Notes 144A, 0.79%, 2/25/48 (b)	722
2,893,914	FDIC Structured Sale Guaranteed Notes 144A, 0.96%, 12/4/20 (b)	2,895

		6,357

Foreign Government (2%)
2,600,000	Canadian Government, 1.50%, 6/1/12 CAD (c)	2,743
800,000	Malaysia Government International Bond, 7.50%, 7/15/11	809
1,400,000	Province of Manitoba Canada, 5.00%, 2/15/12	1,451

		5,003

Foreign Government Guaranteed (6%)
2,000,000	ANZ National Int’l Ltd. 144A, 3.25%, 4/2/12 (b)	2,051
3,000,000	LeasePlan Corp. NV 144A, 3.00%, 5/7/12 (b)	3,076
2,861,000	National Australia Bank Ltd. 144A, 2.55%, 1/13/12 (b)	2,904
2,900,000	Nationwide Building Society 144A, 0.49%, 5/17/12 (b)	2,897
1,500,000	Westpac Banking Corp. 144A, 0.49%, 12/14/12 (b)	1,501
500,000	Westpac Securities NZ Ltd. 144A, 2.50%, 5/25/12 (b)	510

		12,939

Mortgage Backed (8%)
1,380,000	Arkle Master Issuer PLC 144A, 1.46%, 5/17/60 (b)	1,378
342,699	Asset Backed Funding Certificates, 0.52%, 4/25/34	278
53,697	Bear Stearns Alt-A Trust, 2.63%, 3/25/34	52
813,601	Extended Stay America Trust 144A, 2.95%, 11/5/27 (b)	812
793,239	FH 1B2612 ARM, 2.67%, 11/1/34	832
396,251	FH 847515 ARM, 2.54%, 2/1/34	416
94,165	FHR 3196 PA, 5.25%, 8/15/11	94
323,033	FHR 3540 CD, 2.00%, 6/15/14	327
110,478	FN 708229 ARM, 2.12%, 4/1/33	115
853,887	FN 745017 15YR, 4.50%, 7/1/20	909
2,671,962	FN 784365 ARM, 2.05%, 5/1/34	2,781
160,097	FN 878544 ARM, 2.60%, 3/1/36	169
823,164	FN 889821 ARM, 2.73%, 12/1/36	866
917,716	FN AD0079 ARM, 2.66%, 11/1/35	962
232,681	FNR 03-119 FE, 1.21%, 6/25/27	233
693,503	GMAC Mortgage Corp. Loan Trust, 5.00%, 11/25/33	695
742,397	GNR 02-48 FT, 0.41%, 12/16/26	740
1,132,600	GNR 09-8 LA, 5.00%, 4/20/33	1,150
850,000	Granite Master Issuer PLC, 0.64%, 12/17/54	567
909,709	Harborview Mortgage Loan Trust, 3.00%, 1/19/35	739
365,290	Homebanc Mortgage Trust, 1.07%, 8/25/29	334
377,639	Long Beach Mortgage Loan Trust, 6.21%, 8/25/33	199
810,124	MASTR Asset Securitization Trust, 5.00%, 7/25/19	843
359,930	Sequoia Mortgage Trust, 1.01%, 10/20/27	344
352,819	Structured Adjustable Rate Mortgage Loan Trust, 2.63%, 9/25/34	280
530,815	Structured Asset Mortgage Investments Inc., 4.13%, 7/25/32	530

		16,645

Municipal (0%)
500,000	Indiana Development Finance Authority, 5.75%, 10/1/11	503
250,000	New Jersey Economic Development Authority, 5.00%, 6/15/11 (d) FGIC	251
260,000	University of California, 1.98%, 5/15/50	263

		1,017

NCUA Guaranteed (6%)
3,400,000	NCUA Guaranteed Notes, 0.59%, 5/7/20	3,400
2,243,385	NCUA Guaranteed Notes, 0.58%, 12/7/20	2,248
918,531	NCUA Guaranteed Notes, 0.61%, 11/6/17	919
3,691,185	NCUA Guaranteed Notes, 0.63%, 3/11/20	3,691
78,353	NCUA Guaranteed Notes, 0.64%, 2/6/20	78
1,166,858	NCUA Guaranteed Notes, 0.69%, 1/8/20	1,168
1,424,459	NCUA Guaranteed Notes, 0.69%, 10/7/20	1,426
727,297	NCUA Guaranteed Notes, 1.60%, 10/29/20	717

		13,647

Semi-Annual Report

Payden Limited Maturity Fund continued

Principal		Value
or Shares	Security Description	(000)

U.S. Treasury (11%)
500,000	U.S. Treasury Bill, 0.19%, 2/9/12 (e)(g)	$499
24,000,000	U.S. Treasury Bill, 0.20%, 4/5/12 (e)	23,957

		24,456

Commercial Paper (4%)
1,500,000	BASGR CP, 0.15%, 6/2/11 (e)	1,500
1,500,000	DnB NOR Bank ASA CP, 0.20%, 7/18/11 (e)	1,499
1,500,000	EXPTPP CP, 0.17%, 7/27/11 (e)	1,499
1,300,000	KFWP CP, 0.16%, 7/29/11 (e)	1,299
2,000,000	Nestle Finance International Ltd. CP, 0.14%, 5/24/11 (e)	2,000
1,500,000	Rabobank Nederland NV, 0.36%, 7/19/11	1,501

		9,298

Total Bonds (Cost - $215,662)		216,376

Investment Company (Cost - $14,316) (7%)
14,316,318	Payden Cash Reserves Money Market Fund *	14,316

Total (Cost - $229,978) (a) (105%)		230,692
Liabilities in excess of Other Assets (−5%)		(10,645)

Net Assets (100%)		$220,047

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,688
Unrealized depreciation	(974)

Net unrealized appreciation	$714

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Par in foreign currency.

(d)	Payment of principal and/or interest is insured against default by a Monoline insurer.

FGIC - Financial Guaranty Insurance Co.

(e)	Yield to maturity at time of purchase.

(f)	All or a portion of these securities are on loan. At April 30, 2011, the total market value of the Fund’s securities on loan is $1,503 and the total market value of the collateral held by the Fund is $1,545. Amounts in 000s.

(g)	All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

			Unrealized
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Liabilities:
5/9/2011	British Pound (Sell 928)	HSBC Securities	$(37)
5/9/2011	Canadian Dollar (Sell 2,615)	Royal Bank of Scotland	(44)
5/9/2011	Euro (Sell 4,520)	Citigroup	(273)

			$(354)

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

30	U.S. Treasury 2 Year Note Future	Jun-11	$6,574	$(24)

Open Swap Contracts

			Notional	Unrealized
	Fund	Expiration	Principal	(Depreciation)
Contract Type	(Pays)	Date	(000s)	(000s)

Liability:
Interest Rate Swap	(5.503%)	Jun-11	$590	$(16)

See notes to financial statements.

Payden Mutual Funds

Payden Short Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

Credit Quality - percent of value

AAA	26%
AA	13%
A	23%
BBB	27%
BB/B	11%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (99%)
Asset Backed (2%)
125,888	Ally Auto Receivables Trust 144A, 1.32%, 3/15/12 (b)	$126
1,225,915	Cars Alliance Funding PLC, 1.38%, 10/8/23 EUR (d)	1,810
2,150,000	First Investors Auto Owner Trust 144A, 3.40%, 3/15/16 (b)	2,172
5,190,000	Hyundai Capital Auto Funding Ltd. 144A, 1.21%, 9/20/16 (b)	5,155

		9,263

Corporate (70%)
1,020,000	Airgas Inc., 2.85%, 10/1/13	1,044
850,000	Alabama Power Co., 5.80%, 11/15/13	944
1,500,000	Allstate Corp., 6.20%, 5/16/14	1,708
1,750,000	Ally Financial Inc., 4.50%, 2/11/14	1,772
600,000	America Movil SAB de CV, 3.62%, 3/30/15	627
1,100,000	American Honda Finance Corp. 144A, 0.91%, 8/5/13 (b)	1,106
870,000	American Honda Finance Corp. 144A, 2.37%, 3/18/13 (b)	886
500,000	American Honda Finance Corp. 144A, 4.62%, 4/2/13 (b)	530
2,485,000	AmeriGas Partners LP/Eagle Finance Corp., 7.125%, 5/20/16	2,591
1,430,000	Anglo American Capital PLC 144A, 2.15%, 9/27/13 (b)	1,448
1,750,000	Anheuser-Busch InBev Worldwide Inc., 1.03%, 3/26/13	1,767
2,410,000	Anheuser-Busch InBev Worldwide Inc., 2.50%, 3/26/13	2,471
980,000	Anheuser-Busch InBev Worldwide Inc., 3.00%, 10/15/12	1,009
5,300,000	Anheuser-Busch InBev Worldwide Inc., 9.75%, 11/17/15 BRL (d)	3,479
2,500,000	Atlantia SPA, 1.62%, 6/9/11 EUR (d)	3,709
1,200,000	AT&T Inc., 4.85%, 2/15/14	1,305
4,730,000	Banco de Credito del Peru 144A, 4.75%, 3/16/16 (b)	4,612
2,340,000	Banco do Brasil 144A, 4.50%, 1/22/15 (b)	2,451
2,600,000	BanColombia SA 144A, 4.25%, 1/12/16 (b)(c)	2,587
1,400,000	Bank of America Corp., 4.90%, 5/1/13	1,486
4,050,000	Bank of Nova Scotia, 2.25%, 1/22/13	4,151
3,200,000	Banque PSA Finance, 3.50%, 1/17/14 EUR (d)	4,738
1,950,000	Barclays Bank PLC, 1.32%, 1/13/14	1,969
1,100,000	BB&T Corp., 3.375%, 9/25/13	1,152
600,000	BHP Billiton Finance USA Ltd., 5.50%, 4/1/14	669
2,000,000	Cadbury Schweppes US Finance LLC 144A, 5.12%, 10/1/13 (b)	2,170
3,000,000	Caisse Centrale Desjardins du Quebec 144A, 1.70%, 9/16/13 (b)	3,007
3,080,000	Canadian Imperial Bank of Commerce 144A, 2.00%, 2/4/13 (b)	3,143
745,000	Carolina Power & Light Co., 6.50%, 7/15/12	795
1,675,000	Case New Holland Inc., 7.75%, 9/1/13	1,832
1,710,000	Caterpillar Financial Services Corp., 2.00%, 4/5/13	1,748
1,500,000	Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	1,655
250,000	Cemex SAB de CV 144A, 3.25%, 3/15/16 (b)	253
1,750,000	Charter Communications Operating LLC 144A, 8.00%, 4/30/12 (b)	1,846
3,200,000	Cia de Eletricidade do Estado da Bahia 144A, 11.75%, 4/27/16 BRL (b)(d)	2,136
8,000,000	Cisco Systems Inc., 1.62%, 3/14/14	8,051
2,320,000	Citigroup Inc., 1.16%, 2/15/13	2,335
1,000,000	Citigroup Inc., 5.30%, 10/17/12	1,056
1,000,000	Citigroup Inc., 6.00%, 12/13/13	1,095
1,355,000	CIT Group Inc. 144A, 5.25%, 4/1/14 (b)	1,389
1,500,000	Clorox Co., 5.00%, 3/1/13	1,594
1,650,000	Coca-Cola Co., 3.625%, 3/15/14	1,760
1,600,000	Columbus Southern Power Co., 5.50%, 3/1/13	1,719
1,780,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	1,871
2,500,000	Commonwealth Bank of Australia 144A, 2.12%, 3/17/14 (b)	2,518
1,300,000	ConocoPhillips, 4.75%, 2/1/14	1,417
1,250,000	Consumers Energy Co., 5.375%, 4/15/13	1,349
790,000	Corn Products International Inc., 3.20%, 11/1/15	800
2,610,000	Corrections Corp of America, 6.25%, 3/15/13	2,617
1,600,000	Covidien International Finance SA, 1.87%, 6/15/13	1,627
4,030,000	Credit Suisse New York, 1.24%, 1/14/14	4,075
1,500,000	CRH America Inc., 6.95%, 3/15/12	1,569
455,000	CSC Holdings LLC, 8.50%, 4/15/14	511
1,215,000	CSC Holdings LLC, 8.50%, 6/15/15	1,332
3,360,000	Daimler Finance North America LLC 144A, 1.95%, 3/28/14 (b)	3,379
2,630,000	Danske Bank AS 144A, 1.33%, 4/14/14 (b)	2,632
550,000	Deutsche Telekom International Finance BV, 5.875%, 8/20/13	605
1,725,000	Dish DBS Corp., 6.375%, 10/1/11	1,755
2,370,000	DIRECTV Holdings LLC, 4.75%, 10/1/14	2,572
1,620,000	Dow Chemical Co., 2.50%, 2/15/16	1,591
4,000,000	Dow Chemical Co., 4.85%, 8/15/12	4,187
650,000	Duke Energy Corp., 3.95%, 9/15/14	688
1,650,000	Enterprise Products Operating LLC, 3.20%, 2/1/16	1,667
800,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	892
360,000	Equifax Inc., 4.45%, 12/1/14	385
1,100,000	ERAC USA Finance LLC 144A, 2.25%, 1/10/14 (b)	1,107
1,300,000	ERAC USA Finance LLC. 144A, 2.75%, 7/1/13 (b)	1,322
1,680,000	Express Scripts Inc., 5.25%, 6/15/12	1,759
1,200,000	Ford Motor Credit Co. LLC, 7.00%, 10/1/13	1,301
1,800,000	Fortune Brands Inc., 3.00%, 6/1/12	1,831
1,375,000	Frontier Communications Corp, 6.25%, 1/15/13	1,454
1,800,000	General Electric Capital Corp., 1.12%, 1/15/13	1,818
2,300,000	General Electric Capital Corp., 1.87%, 9/16/13	2,317
1,100,000	General Electric Capital Corp., 2.80%, 1/8/13	1,130

Semi-Annual Report

Payden Short Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

1,730,000	General Electric Capital Corp., 3.75%, 11/14/14	$1,823
1,260,000	General Electric Capital Corp., 5.90%, 5/13/14	1,406
830,000	GenOn Americas Generation LLC, 8.30%, 5/1/11	830
1,380,000	Genzyme Corp., 3.62%, 6/15/15	1,451
2,757,000	Georgia Power Co., 1.30%, 9/15/13	2,770
785,000	Georgia-Pacific LLC, 8.125%, 5/15/11	790
1,500,000	Gilead Sciences Inc. 144A, 1.62%, 5/1/16 (b)	1,678
3,150,000	GlaxoSmithKline Capital Inc., 4.85%, 5/15/13	3,397
2,660,000	Goldman Sachs Group Inc., 1.31%, 2/7/14	2,669
1,060,000	Hartford Financial Services Group Inc., 4.00%, 3/30/15	1,091
2,690,000	HCP Inc., 2.70%, 2/1/14	2,722
1,910,000	Health Care REIT Inc., 6.00%, 11/15/13	2,091
2,360,000	HSBC Bank PLC 144A, 1.62%, 8/12/13 (b)	2,367
720,000	Hyundai Capital America 144A, 3.75%, 4/6/16 (b)	716
1,870,000	Icahn Enterprises LP, 7.75%, 1/15/16	1,935
1,180,000	ICICI Bank Ltd. 144A, 5.50%, 3/25/15 (b)(c)	1,251
2,750,000	International Business Machines Corp., 1.00%, 8/5/13	2,757
1,300,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (b)	1,385
2,605,000	ING Bank NV 144A, 1.35%, 3/15/13 (b)	2,612
2,000,000	ING Bank NV 144A, 3.90%, 3/19/14 (b)	2,135
1,110,000	IPIC GMTN Ltd. 144A, 3.12%, 11/15/15 (b)	1,098
2,160,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	2,165
1,780,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	1,856
4,620,000	John Deere Capital Corp., 1.60%, 3/3/14	4,654
1,200,000	JPMorgan Chase & Co., 4.75%, 5/1/13	1,280
1,000,000	JPMorgan Chase & Co., 5.37%, 10/1/12	1,061
1,400,000	KeyCorp, 3.75%, 8/13/15	1,438
3,100,000	Kinder Morgan Energy Partners LP, 7.125%, 3/15/12	3,270
1,001,000	Kinder Morgan Kansas Inc., 6.50%, 9/1/12	1,066
4,230,000	Korea Finance Corp., 3.25%, 9/20/16	4,141
2,740,000	Korea National Oil Corp. 144A, 2.87%, 11/9/15 (b)	2,688
650,000	Kraft Foods Inc., 2.62%, 5/8/13	670
760,000	Kraft Foods Inc., 5.25%, 10/1/13	829
4,160,000	Lloyds TSB Bank PLC, 2.62%, 1/24/14	4,276
1,400,000	Merrill Lynch & Co. Inc., 6.05%, 8/15/12	1,485
400,000	MidAmerican Energy Holdings Co., 3.15%, 7/15/12	411
2,750,000	Morgan Stanley, 1.25%, 4/29/13	2,755
2,500,000	National Grid PLC, 1.68%, 1/18/12 EUR (d)	3,710
1,000,000	National Rural Utilities Cooperative Finance Corp., 1.12%, 11/1/13	999
2,030,000	NASDAQ OMX Group Inc., 4.00%, 1/15/15	2,047
460,000	NBCUniversal Media LLC 144A, 2.10%, 4/1/14 (b)	462
1,720,000	NBCUniversal Media LLC 144A, 3.65%, 4/30/15 (b)	1,783
1,820,000	Newfield Exploration Co., 6.625%, 4/15/16	1,891
2,250,000	NextEra Energy Capital Holdings Inc., 2.55%, 11/15/13	2,300
1,680,000	Nissan Motor Acceptance Corp. 144A, 3.25%, 1/30/13 (b)	1,720
990,000	Noble Group Ltd. 144A, 8.50%, 5/30/13 (b)	1,110
500,000	Northern States Power Co. MN, 8.00%, 8/28/12	546
610,000	Novartis Capital Corp., 4.125%, 2/10/14	656
50,000	Omnicare Inc., 3.75%, 12/15/25	67
2,475,000	Omnicare Inc., 6.875%, 12/15/15	2,562
1,540,000	PACCAR Financial Corp., 0.69%, 4/5/13	1,550
2,500,000	Petroleos Mexicanos, 4.875%, 3/15/15	2,690
400,000	Pfizer Inc., 3.625%, 6/3/13 EUR (d)	605
1,000,000	Plains Exploration & Production Co., 7.75%, 6/15/15	1,045
700,000	Procter & Gamble Co., 3.50%, 2/15/15	746
1,000,000	Progress Energy Inc., 6.05%, 3/15/14	1,117
2,500,000	Prudential Financial Inc., 2.75%, 1/14/13	2,551
2,000,000	Prudential Financial Inc., 5.15%, 1/15/13	2,118
2,530,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	2,796
780,000	Quest Diagnostic Inc., 1.15%, 3/24/14	784
1,850,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 4.50%, 9/30/12 (b)	1,929
3,000,000	RCI Banque SA 144A, 2.16%, 4/11/14 (b)	2,992
1,330,000	Rock-Tenn Co., 8.20%, 8/15/11	1,362
1,260,000	Rockies Express Pipeline LLC 144A, 3.90%, 4/15/15 (b)	1,263
750,000	Rogers Communications Inc., 6.25%, 6/15/13	828
820,000	Rogers Communications Inc., 6.375%, 3/1/14	925
4,000,000	Royal Bank of Canada, 2.25%, 3/15/13	4,120
2,640,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	2,699
2,970,000	Sanofi-Aventis SA, 0.51%, 3/28/13	2,976
1,500,000	Sanofi-Aventis SA, 1.62%, 3/28/14	1,513
2,600,000	SBAB Bank AB, 1.61%, 2/1/13 EUR (d)	3,865
1,650,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	1,770
1,460,000	Shell International Finance BV, 4.00%, 3/21/14	1,568
410,000	Simon Property Group LP, 4.20%, 2/1/15	437
1,300,000	Sonat Inc., 7.62%, 7/15/11	1,320
1,410,000	Sparebanken 1 Boligkreditt AS 144A, 1.25%, 10/25/13 (b)	1,405
1,375,000	Sprint Capital Corp., 8.375%, 3/15/12	1,459
1,325,000	SPX Corp., 7.625%, 12/15/14	1,472
1,305,000	Statoil ASA, 2.90%, 10/15/14	1,356
1,600,000	Steel Dynamics Inc., 7.375%, 11/1/12	1,708
810,000	Stryker Corp., 3.00%, 1/15/15	841
2,000,000	Svenska Handelsbanken AB 144A, 2.875%, 9/14/12 (b)	2,052
1,300,000	Swift Services Holdings Inc. 144A, 10.00%, 11/15/18 (b)(c)	1,433
2,500,000	Telecom Italia SPA, 1.62%, 12/6/12 EUR (d)	3,681
2,000,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	2,031
710,000	Tesoro Corp., 6.625%, 11/1/15 (c)	737
3,200,000	Teva Pharmaceutical Finance III BV, 0.80%, 3/21/14	3,221
900,000	Thermo Fisher Scientific Inc., 2.15%, 12/28/12	917
1,010,000	Time Warner Inc., 3.15%, 7/15/15	1,036
2,870,000	Toyota Motor Credit Corp., 1.375%, 8/12/13	2,884
1,000,000	TransCanada PipeLines Ltd., 3.40%, 6/1/15	1,044
2,740,000	Union Bank NA, 2.12%, 12/16/13	2,776
970,000	Union Pacific Corp., 6.125%, 1/15/12	1,006
2,820,000	US Bancorp, 1.37%, 9/13/13	2,831
1,050,000	Vale Overseas Ltd., 6.25%, 1/23/17	1,190
1,380,000	Valeant Pharmaceuticals International 144A, 6.50%, 7/15/16 (b)	1,384
1,050,000	Valero Energy Corp., 6.875%, 4/15/12	1,106
1,200,000	Vedanta Resources PLC 144A, 8.75%, 1/15/14 (b)	1,311
1,240,000	Veolia Environnement, 5.25%, 6/3/13	1,328
1,100,000	Viacom Inc., 4.375%, 9/15/14	1,182
3,200,000	Vodafone Group PLC, 4.15%, 6/10/14	3,433
2,240,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (b)	2,256
2,000,000	Vornado Realty LP, 4.25%, 4/1/15 (c)	2,072
1,020,000	Wells Fargo & Co., 3.75%, 10/1/14	1,081
1,500,000	Westpac Banking Corp. 144A, 0.85%, 4/8/13 (b)	1,503
1,630,000	Westpac Banking Corp., 2.25%, 11/19/12	1,662
1,280,000	Windstream Corp., 8.125%, 8/1/13	1,411
1,500,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	1,505
4,900,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	5,058
1,310,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (b)	1,398
560,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (b)	557

		343,641

FDIC Guaranteed (6%)
5,000,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/12 (b)	4,892

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

6,600,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/13 (b)	$6,307
1,439,197	FDIC Structured Sale Guaranteed Notes 144A, 0.79%, 2/25/48 (b)	1,444
8,401,685	FDIC Structured Sale Guaranteed Notes 144A, 0.96%, 12/4/20 (b)	8,404
2,426,382	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (b)	2,480
3,795,486	FDIC Trust 144A, 2.18%, 5/25/50 (b)	3,797

		27,324

Foreign Government (5%)
10,000,000	Canadian Government, 3.50%, 6/1/13 CAD (d)	10,906
1,600,000	Malaysia Government International Bond, 7.50%, 7/15/11	1,618
1,610,000	Republic of Brazil, 10.25%, 6/17/13	1,928
590,000	Republic of Chile, 5.50%, 1/15/13	633
3,530,000	Republic of Indonesia, 10.375%, 5/4/14 (e)	4,298
460,000	Republic of Panama, 9.375%, 7/23/12	511
1,900,000	Republic of South Africa, 7.375%, 4/25/12	2,028
1,060,000	State of Qatar 144A, 4.00%, 1/20/15 (b)	1,111
2,500,000	United Mexican States, 6.375%, 1/16/13	2,713

		25,746

Foreign Government Guaranteed (1%)
2,700,000	Barclays Bank PLC, 4.25%, 10/27/11 EUR (d)	4,054
Mortgage Backed (11%)
5,811,179	Adjustable Rate Mortgage Trust, 5.04%, 3/25/37	3,228
3,680,000	Arkle Master Issuer PLC 144A, 1.46%, 5/17/60 (b)	3,674
1,408,840	Banc of America Mortgage Securities, 2.81%, 10/20/32	1,441
2,788,071	Extended Stay America Trust 144A, 2.95%, 11/5/27 (b)	2,782
2,315,679	FG G13328 30YR, 6.00%, 11/1/22	2,523
2,170,851	FH 782784 ARM, 2.50%, 10/1/34	2,274
1,704,427	FN 708229 ARM, 2.12%, 4/1/33	1,780
601,349	FN 743821 ARM, 2.28%, 11/1/33	625
478,380	FN 755867 ARM, 2.56%, 12/1/33	502
954,426	FN 790762 ARM, 2.64%, 9/1/34	992
1,186,054	FN 790764 ARM, 2.65%, 9/1/34	1,232
1,193,299	FN 794792 ARM, 2.62%, 10/1/34	1,247
926,558	FN 794797 ARM, 2.42%, 10/1/34	966
5,273,220	FN 995672 30YR, 4.50%, 4/1/39	5,436
5,411,287	FN AC8512 30YR, 4.50%, 12/1/39	5,579
6,810,000	G2SF 4.50%, 30YR TBA (h)	7,079
3,607,440	GNR 04-11 F, 0.51%, 2/20/34	3,615
3,853,448	Harborview Mortgage Loan Trust, 2.94%, 12/19/35	3,050
346,226	Indymac Index Mortgage Loan Trust, 3.01%, 10/25/34	300
2,166,067	MLCC Mortgage Investors, Inc., 2.10%, 2/25/36	2,052
1,438,301	MLCC Mortgage Investors, Inc., 2.23%, 12/25/34	1,386
242,871	Morgan Stanley Mortgage Loan Trust, 2.26%, 7/25/34	216
159,831	Provident Funding Mortgage Loan Trust, 2.66%, 4/25/34	157
766,137	Sequoia Mortgage Trust, 1.01%, 10/20/27	731
2,594,146	Structured Adjustable Rate Mortgage Loan Trust, 2.63%, 8/25/34	2,246
383,995	Structured Adjustable Rate Mortgage Loan Trust, 2.70%, 10/25/34	320
1,319,228	Structured Asset Mortgage Investments Inc., 2.16%, 10/19/34	712

		56,145

Municipal (1%)
600,000	Citizens Property Insurance Corp., 5.00%, 3/1/13	631
3,200,000	Citizens Property Insurance Corp., 5.00%, 6/1/12	3,324
2,700,000	Kentucky Asset Liability Commission, 3.16%, 4/1/18	2,659
920,000	University of California, 1.98%, 5/15/50	931

		7,545

NCUA Guaranteed (2%)
5,079,474	NCUA Guaranteed Notes, 0.61%, 11/6/17	5,081
1,361,664	NCUA Guaranteed Notes, 1.84%, 10/7/20	1,367
2,000,000	NCUA Guaranteed Notes, 2.90%, 10/29/20	1,979

		8,427

U.S. Treasury (1%)
2,140,000	U.S. Treasury Note, 1.125%, 12/15/12 (g)	2,164
500,000	U.S. Treasury Bill, 0.23%, 9/22/11 (f)(g)	500

		2,664

Total Bonds (Cost - $476,728)		484,809

Preferred Stock (Cost - $1,500) (0%)
30,000	Goodyear Tire & Rubber Co.	1,793
Investment Company (Cost - $5,854) (1%)
5,853,608	Payden Cash Reserves Money Market Fund *	5,854

Total (Cost - $484,082) (a) (100%)		492,456
Other Assets, net of Liabilities (0%)		(1,197)

Net Assets (100%)		$491,259

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$13,413
Unrealized depreciation	(5,039)

Net unrealized appreciation	$8,374

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At April 30, 2011, the total market value of the Fund’s securities on loan is $3,401 and the total market value of the collateral held by the Fund is $3,514. Amounts in 000s.

(d)	Par in foreign currency.

(e)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Yield to maturity at time of purchase.

(g)	All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.

(h)	Security purchased on a delayed delivery basis.

Semi-Annual Report

Payden Short Bond Fund continued

Open Forward Currency Contracts to USD

			Unrealized
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Liabilities:
5/9/2011	Canadian Dollar (Sell 10,458)	Royal Bank of Scotland	$(176)
5/9/2011	Euro (Sell 17,734)	Citigroup	(1,072)

			$(1,248)

Open Futures Contracts

				Unrealized
			Current	Appreciation
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

170	Euro-Schatz	Jun-11	$27,064	$49
98	U.S. Treasury 2 Year Note Future	Jun-11	21,474	(109)
439	U.S. Treasury 5 Year Note Future	Jun-11	52,008	(779)

				$(839)

See notes to financial statements.

Payden Mutual Funds

Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of value

Cash Equivalent	1%
Mortgage Backed	34%
U.S. Government Agency	23%
U.S. Government Guaranteed	18%
U.S. Treasury	24%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (99%)
FDIC Guaranteed (9%)
1,300,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/12 (b)	$1,272
1,600,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/13 (b)	1,529
719,599	FDIC Structured Sale Guaranteed Notes 144A, 0.79%, 2/25/48 (b)	722
1,773,689	FDIC Structured Sale Guaranteed Notes 144A, 0.96%, 12/4/20 (b)	1,774
846,468	FDIC Structured Sale Guaranteed Notes 144A, 3.00%, 9/30/19 (b)	854
2,426,382	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (b)	2,480
1,179,901	FDIC Trust 144A, 2.18%, 5/25/50 (b)	1,180

		9,811

Mortgage Backed (34%)
262,686	FG G13328 30YR, 6.00%, 11/1/22	286
407,561	FH 1B2420 ARM, 2.85%, 11/1/35	430
904,446	FH 1G1745 ARM, 2.69%, 8/1/35	943
241,875	FH 1J1279 ARM, 2.39%, 4/1/36	255
485,622	FH 1K0030 ARM, 5.94%, 7/1/36	504
656,833	FH 1Q0044 ARM, 2.84%, 4/1/36	690
457,937	FH 1Q0232 ARM, 5.33%, 12/1/36	483
1,630,506	FHLB QR-9012, 5.00%, 8/15/12	1,688
1,483,403	FHLB, 2.60%, 4/20/15	1,524
405,131	FHR 2929 AC, 4.50%, 12/15/22	416
44,800	FHR 3196 PA, 5.25%, 8/15/11	45
571,768	FHR 3540 CD, 2.00%, 6/15/14	578
1,837,905	FHR 3728 EH, 3.00%, 9/15/20	1,881
3,925,266	FN 464313 5YR, 2.99%, 1/1/15	4,029
324,410	FN 708229 ARM, 2.12%, 4/1/33	339
331,627	FN 743821 ARM, 2.28%, 11/1/33	344
256,275	FN 755867 ARM, 2.56%, 12/1/33	269
108,293	FN 790762 ARM, 2.64%, 9/1/34	113
134,501	FN 790764 ARM, 2.65%, 9/1/34	140
176,128	FN 794792 ARM, 2.62%, 10/1/34	184
136,944	FN 794797 ARM, 2.42%, 10/1/34	143
907,041	FN 797889 ARM, 3.50%, 1/1/35	955
206,697	FN 843045 ARM, 2.66%, 9/1/35	216
329,358	FN 850120 ARM, 2.55%, 10/1/35	342
355,770	FN 878544 ARM, 2.60%, 3/1/36	375
502,393	FN 887019 ARM, 5.74%, 6/1/36	528
939,795	FN 935896 ARM, 3.91%, 6/1/40	984
2,137,997	FN AC8512 30YR, 4.50%, 12/1/39	2,204
1,283,459	FN AD7210 ARM, 3.61%, 7/1/40	1,337
946,236	FN AE5951 ARM, 3.14%, 10/1/40	973
1,066,396	FN MA0424 30YR, 3.50%, 5/1/20	1,108
780,227	FN MA0598 10YR, 3.50%, 12/1/20	810
1,763,764	FNR 10-32 CL, 3.75%, 8/25/18	1,862
1,725,728	FNR 11-23 AB, 2.75%, 6/25/20	1,776
829,652	G2 3809 30YR, 6.50%, 1/20/36	935
1,597,581	GNR 04-11 F, 0.51%, 2/20/34	1,601
286,454	GNR 04-73 JM, 0.00%, 9/16/34	275
261,359	GNR 05-58 NJ, 4.50%, 8/20/35	267
1,380,208	GNR 09-57 BA, 2.25%, 6/16/39	1,400
2,078,676	GNR 09-66 CA, 2.25%, 8/16/39	2,110

		35,342

NCUA Guaranteed (9%)
1,435,766	NCUA Guaranteed Notes, 0.58%, 12/7/20	1,439
2,029,953	NCUA Guaranteed Notes, 0.61%, 11/6/17	2,031
2,994,387	NCUA Guaranteed Notes, 0.80%, 12/8/20	3,009
793,973	NCUA Guaranteed Notes, 1.84%, 10/7/20	797
1,500,000	NCUA Guaranteed Notes, 2.90%, 10/29/20	1,484
430,000	Western Corporate Federal Credit Union, 1.75%, 11/2/12	438

		9,198

U.S. Government Agency (23%)
4,000,000	FFCB, 1.37%, 6/25/13	4,061
155,000	FFCB, 1.75%, 2/21/13	158
2,500,000	FFCB, 3.70%, 5/15/13	2,653
1,800,000	FHLB, 1.625%, 11/21/12	1,831
3,000,000	FHLB, 3.625%, 10/18/13	3,194
500,000	FHLMC, 1.75%, 9/10/15	498
1,000,000	FNMA, 1.35%, 8/16/13	1,000
2,000,000	FNMA, 2.00%, 8/24/15	1,997
2,480,000	FNMA, 2.37%, 4/11/16	2,511
3,000,000	FNMA, 2.625%, 11/20/14	3,128
2,702,000	FNMA, 2.75%, 3/13/14	2,830

		23,861

U.S. Treasury (19%)
3,650,000	U.S. Treasury Bill, 0.27%, 3/8/12 (d)	3,645
4,750,000	U.S. Treasury Note, 0.62%, 12/31/12	4,762
2,500,000	U.S. Treasury Note, 1.87%, 6/30/15	2,529
1,000,000	U.S. Treasury Note, 2.00%, 11/30/13	1,030
1,500,000	U.S. Treasury Note, 2.125%, 11/30/14	1,543
1,700,000	U.S. Treasury Note, 2.25%, 5/31/14	1,761
1,700,000	U.S. Treasury Note, 2.375%, 8/31/14	1,766
1,500,000	U.S. Treasury Note, 3.125%, 9/30/13	1,585
500,000	U.S. Treasury Note, 3.375%, 6/30/13 (c)	529

		19,150

U.S. Treasury Inflation Indexed (5%)
2,005,240	U.S. Treasury Inflation Indexed Bond, 0.125%, 4/15/16	2,071
3,165,751	U.S. Treasury Inflation Indexed Bond, 0.50%, 4/15/15	3,348

		5,419

Total Bonds (Cost - $101,394)		102,781

Investment Company (Cost - $475) (1%)
475,100	Payden Cash Reserves Money Market Fund *	475

Total (Cost - $101,869) (a) (100%)		103,256
Other Assets, net of Liabilities (0%)		374

Net Assets (100%)		$103,630

Semi-Annual Report

Payden U.S. Government Fund continued

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,533
Unrealized depreciation	(146)

Net unrealized appreciation	$1,387

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

(d)	Yield to maturity at time of purchase.

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

29	U.S. Treasury 5 Year Note Future	Jun-11	$3,436	$(51)

See notes to financial statements.

Payden Mutual Funds

Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

Portfolio Composition - percent of value

Cash Equivalent	3%
Mortgage Backed	93%
U.S. Treasury	4%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (140%)
Mortgage Backed (135%)
8,158,386	FH 1A0001 ARM, 2.15%, 4/1/35	$8,489
575,676	FH 1B3142 ARM, 2.81%, 11/1/36	607
3,078,528	FH 1B4282 ARM, 4.95%, 10/1/38	3,229
904,715	FH 1G0189 ARM, 2.22%, 4/1/35	937
6,835,278	FH 1G0501 ARM, 2.61%, 6/1/35	7,088
2,741,249	FH 1J1279 ARM, 2.39%, 4/1/36	2,890
4,075,966	FH 1Q0062 ARM, 2.06%, 11/1/35	4,234
233,629	FH 780444 ARM, 2.28%, 3/1/33	243
711,754	FH 782784 ARM, 2.50%, 10/1/34	746
2,511,154	FH 847228 ARM, 2.89%, 1/1/34	2,655
5,038,622	FH 848111 ARM, 2.59%, 9/1/37	5,296
3,331,199	FHLB QR-9012, 5.00%, 8/15/12	3,448
5,004,264	FN 745551 30YR, 2.53%, 2/1/36	5,260
5,783,044	FN 783587 ARM, 2.46%, 3/1/35	6,054
2,709,539	FN 832100 ARM, 2.67%, 7/1/35	2,829
3,347,558	FN 920795 ARM, 3.12%, 3/1/34	3,494
32,620,000	FNMA 4.50%, 30YR TBA (b)	33,573
2,039,957	FNR 06-101 FE, 0.46%, 10/25/36	2,038
7,029,015	FNR 07-95 A1, 0.46%, 8/27/36	7,029
104,075	FNR 88-12A, 4.07%, 2/25/18	109
3,873,724	FNW 04-W2 4A, 3.89%, 2/25/44	4,025
240,647	G2 2591 30YR, 7.00%, 5/20/28	280
251,074	G2 3133 30YR, 6.50%, 9/20/31	283
3,310,408	G2 3415 30YR, 5.50%, 7/20/33	3,622
2,378,683	G2 3515 30YR, 5.50%, 2/20/34	2,602
3,554,483	G2 3584 30YR, 6.00%, 7/20/34	3,918
2,588,959	G2 3599 30YR, 6.50%, 8/20/34	2,916
3,073,536	G2 3711 30YR, 5.50%, 5/20/35	3,356
4,296,987	G2 3747 30YR, 5.00%, 8/20/35	4,632
2,987,174	G2 3772 30YR, 5.00%, 10/20/35	3,220
4,543,865	G2 3785 30YR, 5.00%, 11/20/35	4,899
2,066,303	G2 3805 30YR, 5.00%, 1/20/36	2,228
9,150,698	G2 3819 30YR, 5.50%, 2/20/36	9,991
1,223,880	G2 3891 30YR, 6.50%, 8/20/36	1,379
5,326,112	G2 4216 30YR, 6.00%, 8/20/38	5,699
4,976,982	G2 4284 30YR, 5.50%, 11/20/38	5,269
7,793,170	G2 4315 30YR, 5.50%, 12/20/38	8,467
5,422,553	G2 4437 30YR, 5.00%, 5/20/39	5,770
3,339,734	G2 4558 30YR, 4.50%, 10/20/39	3,496
7,433,001	G2 4560 30YR, 5.50%, 10/20/39	8,076
11,445,967	G2 4713 30YR, 4.50%, 6/20/40	11,973
9,775,084	G2 4800 30YR, 4.00%, 9/20/40	9,914
5,426,534	G2 4802 30YR, 5.00%, 9/20/40	5,821
699,889	G2 688058 30YR, 4.50%, 8/20/38	732
7,968,387	G2 701705 30YR, 5.00%, 2/20/39	8,453
7,468,847	G2 710025 30YR, 5.65%, 8/20/59	8,216
7,142,191	G2 713314 30YR, 6.00%, 3/20/39	7,816
1,281,290	G2 728869 30YR, 4.12%, 4/20/40	1,300
1,323,314	G2 728870 30YR, 4.62%, 4/20/40	1,384
1,518,022	G2 736498 30YR, 4.12%, 4/20/40	1,540
1,036,716	G2 736499 30YR, 4.62%, 4/20/40	1,084
7,395,685	G2 736932 50YR, 4.87%, 11/20/60	7,897
7,056,038	G2 740427 50YR, 4.81%, 9/20/60	7,517
1,004,392	G2 742040 30YR, 4.12%, 5/20/40	1,019
885,530	G2 742041 30YR, 4.62%, 6/20/40	926
238,468	G2 80011 ARM, 2.125%, 11/20/26	246
768,291	G2 80013 ARM, 2.125%, 11/20/26	794
300,854	G2 80022 ARM, 2.125%, 12/20/26	311
227,555	G2 80023 ARM, 2.125%, 12/20/26	235
648,981	G2 80029 ARM, 3.375%, 1/20/27	677
324,642	G2 8006 ARM, 2.62%, 7/20/22	335
4,050,606	G2 80074 ARM, 3.375%, 5/20/27	4,223
568,675	G2 80134 ARM, 2.125%, 11/20/27	588
282,299	G2 80272 ARM, 3.37%, 4/20/29	294
200,396	G2 80311 ARM, 2.62%, 8/20/29	207
143,797	G2 80346 ARM, 2.125%, 11/20/29	149
1,395,627	G2 8041 ARM, 2.62%, 8/20/22	1,442
250,246	G2 80424 ARM, 2.62%, 7/20/30	259
369,560	G2 80428 ARM, 2.62%, 7/20/30	382
298,685	G2 80507 ARM, 3.375%, 4/20/31	311
564,418	G2 80541 ARM, 2.62%, 9/20/31	583
293,799	G2 80556 ARM, 2.00%, 11/20/31	303
1,004,607	G2 80569 ARM, 3.00%, 1/20/32	1,040
586,573	G2 80570 ARM, 3.50%, 1/20/32	613
252,325	G2 80579 ARM, 3.00%, 2/20/32	261
874,446	G2 80593 ARM, 3.375%, 4/20/32	912
550,179	G2 80604 ARM, 3.37%, 5/20/32	574
1,494,895	G2 80611 ARM, 3.375%, 6/20/32	1,567
334,684	G2 80612 ARM, 3.50%, 6/20/32	349
816,517	G2 8062 ARM, 2.125%, 10/20/22	844
973,287	G2 80780 ARM, 2.50%, 12/20/33	1,008
262,996	G2 80791 ARM, 2.75%, 12/20/33	273
507,273	G2 80826 ARM, 3.50%, 2/20/34	530
4,402,109	G2 80835 ARM, 1.87%, 2/20/34	4,528
912,153	G2 80837 ARM, 2.00%, 2/20/34	940
1,040,848	G2 80856 ARM, 1.87%, 3/20/34	1,071
101,022	G2 80932 ARM, 3.00%, 6/20/34	105
354,666	G2 80934 ARM, 3.50%, 6/20/34	370
816,800	G2 81018 ARM, 2.625%, 8/20/34	844
241,177	G2 81019 ARM, 3.125%, 8/20/34	250
887,006	G2 81036 ARM, 2.50%, 8/20/34	916
49,967	G2 81044 ARM, 2.625%, 8/20/34	52
181,232	G2 8121 ARM, 3.375%, 1/20/23	189
3,345,258	G2 81214 ARM, 1.87%, 1/20/35	3,441
1,264,225	G2 81220 ARM, 1.875%, 1/20/35	1,300
1,081,294	G2 81278 ARM, 1.87%, 3/20/35	1,112
212,982	G2 81402 ARM, 3.00%, 7/20/35	221
39,842	G2 81405 ARM, 3.125%, 7/20/35	41
103,120	G2 81696 ARM, 2.50%, 6/20/36	107
724,368	G2 81807 ARM, 1.75%, 12/20/36	743
792,315	G2 81938 30YR, 1.75%, 7/20/37	816
711,589	G2 8198 ARM, 3.37%, 5/20/23	742
1,074,413	G2 82151 ARM, 2.50%, 9/20/38	1,109
853,189	G2 82245 30YR, 5.00%, 12/20/38	896
258,390	G2 8228 ARM, 2.62%, 7/20/23	267
3,832,897	G2 82606 ARM, 4.00%, 8/20/40	4,025
223,520	G2 8301 ARM, 2.125%, 10/20/23	231
441,146	G2 8302 ARM, 2.125%, 10/20/23	456
238,588	G2 8339 ARM, 2.125%, 12/20/23	246
643,764	G2 8358 ARM, 3.37%, 1/20/24	671
489,946	G2 8359 ARM, 3.37%, 1/20/24	511
461,120	G2 8371 ARM, 3.37%, 2/20/24	481

Semi-Annual Report

Payden GNMA Fund continued

Principal		Value
or Shares	Security Description	(000)

229,747	G2 8373 ARM, 3.37%, 2/20/24	$240
396,318	G2 8421 ARM, 3.37%, 5/20/24	413
693,469	G2 849350 ARM, 2.125%, 12/20/25	716
935,397	G2 849351 ARM, 2.125%, 11/20/25	966
2,104,075	G2 8547 ARM, 2.125%, 11/20/24	2,174
176,582	G2 8580 ARM, 3.37%, 1/20/25	184
255,461	G2 8595 ARM, 3.375%, 2/20/25	266
515,151	G2 8781 ARM, 3.37%, 1/20/26	537
457,430	G2 8814 ARM, 3.37%, 2/20/26	477
178,546	G2 8815 ARM, 3.37%, 2/20/26	186
152,870	G2 8855 ARM, 2.125%, 10/20/21	158
168,628	G2 8867 ARM, 2.125%, 11/20/21	174
252,390	G2 8989 ARM, 2.125%, 10/20/26	261
2,467,771	G2 8991 ARM, 2.125%, 10/20/26	2,550
7,000,000	G2SF 4.50%, 30YR TBA (b)	7,305
21,190,000	G2SF 4.50%, 30YR TBA (b)	22,028
98,750,000	G2SF 5.00%, 30YR TBA (b)	105,709
5,233,289	GN 455989 15YR, 5.00%, 7/15/26	5,624
410,795	GN 524825 30YR, 5.47%, 10/15/29	451
195,271	GN 524869 30YR, 5.47%, 1/15/30	214
301,960	GN 524925 30YR, 5.47%, 2/15/30	331
247,464	GN 524968 30YR, 5.47%, 3/15/30	271
179,923	GN 524996 30YR, 5.47%, 5/15/30	197
174,275	GN 525015 30YR, 5.47%, 6/15/30	191
123,133	GN 525033 30YR, 5.47%, 7/15/30	135
142,984	GN 546392 30YR, 5.47%, 2/15/31	157
796,255	GN 558954 20YR, 5.25%, 5/15/29	855
1,813,695	GN 558956 30YR, 4.50%, 6/15/29	1,929
501,872	GN 582100 30YR, 7.50%, 4/15/32	589
657,239	GN 601699 30YR, 5.70%, 12/15/32	726
256,429	GN 601775 30YR, 5.70%, 1/15/33	283
319,003	GN 601858 30YR, 5.70%, 2/15/33	352
1,755,248	GN 605099 30YR, 5.50%, 3/15/34	1,922
2,338,135	GN 605301 30YR, 5.50%, 7/15/34	2,560
255,709	GN 613354 30YR, 5.45%, 7/15/33	280
129,973	GN 613355 30YR, 5.70%, 4/15/33	143
71,392	GN 613379 30YR, 5.45%, 7/15/33	78
1,284,700	GN 615263 30YR, 6.00%, 6/15/33	1,435
3,206,755	GN 616826 30YR, 5.50%, 1/15/35	3,507
1,513,762	GN 629903 35YR, 5.80%, 6/15/42	1,631
6,854,597	GN 630057 30YR, 5.13%, 4/15/48	7,346
8,653,889	GN 673234 30YR, 6.00%, 11/15/38	9,572
2,853,959	GN 677318 30YR, 6.00%, 9/15/38	3,164
1,097,312	GN 677378 30YR, 7.00%, 10/15/38	1,263
1,255,959	GN 690008 30YR, 7.00%, 10/15/38	1,444
2,397,574	GN 693184 30YR, 6.00%, 10/15/38	2,652
2,110,829	GN 697066 30YR, 5.00%, 3/15/39	2,239
5,081,465	GN 698035 30YR, 6.00%, 1/15/39	5,620
8,817,445	GN 698196 30YR, 4.50%, 6/15/39	9,267
9,311,733	GN 701943 30YR, 5.00%, 6/15/39	9,991
8,671,481	GN 704439 30YR, 4.50%, 3/15/39	9,114
7,681,459	GN 704489 30YR, 5.50%, 4/15/39	8,402
8,605,012	GN 710868 30YR, 5.50%, 9/15/39	9,413
2,481,941	GN 713930 30YR, 5.00%, 10/15/39	2,636
1,050,527	GN 728159 20YR, 5.25%, 11/15/29	1,128
15,609,993	GN 729011 30YR, 4.50%, 2/15/40	16,363
2,254,407	GN 743362 30YR, 4.75%, 6/15/40	2,376
384,587	GN 743363 30YR, 4.25%, 5/15/40	395
305,519	GN 743502 30YR, 4.25%, 6/15/40	314
798,709	GN 743503 30YR, 4.75%, 6/15/40	834
109,994	GN 743610 30YR, 4.25%, 6/15/40	113
663,774	GN 743611 30YR, 4.75%, 6/15/40	699
3,472,575	GN 745852 30YR, 4.00%, 11/15/40	3,526
90,220	GN 747367 30YR, 4.25%, 7/15/40	93
211,684	GN 747368 30YR, 4.75%, 7/15/40	223
368,464	GN 747491 30YR, 4.75%, 7/15/40	388
67,437	GN 747610 30YR, 4.75%, 8/15/40	71
70,898	GN 747740 30YR, 4.25%, 9/15/40	73
381,451	GN 747741 30YR, 4.75%, 9/15/40	402
15,814	GN 780619 15YR, 7.00%, 8/15/12	16
387,689	GN 781324 30YR, 7.00%, 7/15/31	450
285,346	GN 781445 30YR, 8.00%, 11/15/31	337
1,117,463	GN 781527 30YR, 6.00%, 11/15/32	1,248
1,561,087	GN 781636 30YR, 5.50%, 7/15/33	1,702
2,186,272	GN 781810 30YR, 5.50%, 10/15/34	2,394
7,674,115	GN 781811 30YR, 5.00%, 10/15/34 (c)	8,265
4,522,743	GN 782272 30YR, 5.50%, 2/15/38	4,931
10,990,177	GN 782778 30YR, 6.50%, 1/15/33	12,373
8,116,296	GN 782835 30YR, 6.00%, 12/15/39	8,977
8,266,934	GN 782858 30YR, 6.00%, 11/15/39	9,144
59,330,000	GNMA 4.00%, 30YR TBA (b)	60,118
87,620,000	GNMA 5.50%, 30YR TBA (b)	95,383
6,000,000	GNMA 6.00%, 30YR TBA (b)	6,627
928,367	GNR 00-22 FG, 0.41%, 5/16/30	926
209,503	GNR 00-26 DF, 0.61%, 9/20/30	210
532,447	GNR 00-26 FA, 0.76%, 9/20/30	532
250,433	GNR 00-38 F, 0.61%, 12/20/30	250
859,681	GNR 00-9 FG, 0.81%, 2/16/30	864
302,629	GNR 00-9 FH, 0.71%, 2/16/30	304
1,155,817	GNR 01-11 FB, 0.46%, 9/17/29	1,150
690,815	GNR 01-19 F, 0.71%, 5/16/31	695
136,150	GNR 01-21 FN, 0.41%, 8/16/22	136
3,186,402	GNR 01-22 FG, 0.56%, 5/16/31	3,187
300,400	GNR 01-26 F, 0.56%, 5/16/31	300
1,199,972	GNR 01-31 FA, 0.46%, 6/16/31	1,194
68,270	GNR 01-33 F, 0.66%, 7/20/31	68
1,220,949	GNR 01-35 FA, 0.46%, 8/16/31	1,216
795,375	GNR 01-46 FA, 0.63%, 9/16/31	797
3,690,590	GNR 01-47 FA, 0.61%, 9/16/31	3,698
1,617,621	GNR 01-59 FA, 0.61%, 11/16/24	1,623
1,148,369	GNR 01-64 F, 0.56%, 11/20/31	1,149
814,949	GNR 02-11 FJ, 0.71%, 2/20/32	818
865,593	GNR 02-13 FA, 0.71%, 2/16/32	870
355,682	GNR 02-24 FA, 0.71%, 4/16/32	357
275,835	GNR 02-4 FY, 0.66%, 1/16/32	277
435,910	GNR 02-41 HF, 0.61%, 6/16/32	437
2,094,876	GNR 02-48 FT, 0.41%, 12/16/26	2,088
2,055,765	GNR 02-5 FP, 0.76%, 1/16/32	2,069
1,905,307	GNR 02-72 FA, 0.61%, 10/20/32	1,914
3,387,450	GNR 02-76 F, 0.41%, 1/16/31	3,377
386,001	GNR 02-76 FY, 0.51%, 12/16/26	386
493,639	GNR 02-79 FB, 0.46%, 11/16/32	493
1,849,741	GNR 03-35 CF, 0.51%, 3/16/33	1,850
1,078,965	GNR 03-69 FD, 0.66%, 2/16/29	1,087
4,114,817	GNR 03-94 FB, 0.51%, 12/16/30	4,125
9,835,436	GNR 04-11 F, 0.51%, 2/20/34	9,855
8,715,626	GNR 04-49 F, 0.61%, 11/20/30	8,738
12,000,000	GNR 04-5 PF, 0.76%, 2/20/33	12,125
6,780,213	GNR 04-56 F, 0.61%, 6/20/33	6,812
1,875,729	GNR 04-59 FH, 0.46%, 8/16/34	1,877
2,984,544	GNR 04-73 JM, 0.00%, 9/16/34	2,867
5,829,727	GNR 04-80 FM, 0.51%, 7/20/34	5,836
1,173,822	GNR 06-47 FA, 0.41%, 8/16/36	1,171
752,688	GNR 06-62 FB, 0.37%, 11/20/36	748
6,641,090	GNR 07-51 JF, 0.46%, 6/20/37	6,647
709,515	GNR 07-59 FJ, 0.51%, 7/20/37	712
2,143,836	GNR 08-2 FH, 0.66%, 1/20/38	2,157
2,714,563	GNR 08-67 UF, 0.66%, 6/20/38	2,729
1,383,807	GNR 08-70 A, 5.50%, 9/20/35	1,413
41,548	GNR 08-72 EF, 1.06%, 3/20/34	42
59,456,480	GNR 09-111 IO, 1.82%, 9/16/51	4,977
22,386,873	GNR 10-102 IO, 1.77%, 6/16/52	1,882
28,891,664	GNR 10-132 IO, 2.08%, 11/16/52	2,773
40,528,163	GNR 10-71 IO, 1.515%, 3/16/52	2,755
1,094,148	GNR 97-13 F, 0.75%, 9/16/27	1,098
1,003,070	GNR 99-18 FA, 0.51%, 5/16/29	1,002
762,327	GNR 99-40 FE, 0.76%, 11/16/29	765
846,087	GNR 99-40 FK, 0.76%, 11/16/29	849
955,250	GNR 99-45 FC, 0.61%, 12/16/29	957

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

1,146,300	GNR 99-45 FH, 0.66%, 12/16/29	$1,149

		915,633

NCUA Guaranteed (5%)
5,000,000	NCUA Guaranteed Notes, 0.59%, 5/7/20	5,000
7,000,000	NCUA Guaranteed Notes, 0.60%, 4/6/20	7,002
3,913,869	NCUA Guaranteed Notes, 0.62%, 3/6/20	3,914
1,651,320	NCUA Guaranteed Notes, 0.63%, 3/11/20	1,651
3,917,658	NCUA Guaranteed Notes, 0.64%, 2/6/20	3,918
5,973,538	NCUA Guaranteed Notes, 0.69%, 10/7/20	5,981
4,864,363	NCUA Guaranteed Notes, 0.71%, 11/5/20	4,857
3,905,615	NCUA Guaranteed Notes, 0.77%, 3/9/21	3,906

		36,229

Total Bonds (Cost - $934,593)		951,862

Investment Company (Cost - $32,223) (5%)
32,222,823	Payden Cash Reserves Money Market Fund *	32,223

Total (Cost - $966,816) (a) (145%)		984,085
Liabilities in excess of Other Assets (−45%)		(307,059)

Net Assets (100%)		$677,026

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$18,381
Unrealized depreciation	(1,112)

Net unrealized appreciation	$17,269

(b)	Security purchased on a delayed delivery basis.

(c)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

400	U.S. Treasury 2 Year Note Future	Jun-11	$87,650	$(209)

See notes to financial statements.

Semi-Annual Report

Payden Core Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	32%
AA	6%
A	19%
BBB	29%
BB or below	14%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (100%)
Asset Backed (1%)
150,212	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.87%, 11/25/32	$129
2,707,157	L.A. Arena Funding LLC 144A, 7.656%, 12/15/26 (b)	2,856
124,191	Landmark Mortgage Securities PLC, 1.02%, 6/17/38 GBP (e)	186
195,391	Sequoia Mortgage Trust, 1.01%, 10/20/27	187
70,766	Structured Asset Investment Loan Trust, 0.71%, 9/25/34	63
230,000	Wachovia Auto Owner Trust, 5.80%, 1/20/15	232

		3,653

Corporate (56%)
1,447,000	Aetna Inc., 5.75%, 6/15/11	1,456
1,000,000	Ally Financial Inc. 144A, 7.50%, 9/15/20 (b)	1,095
2,310,000	American Airlines 2011-1 Class A Pass Through Trust, 5.25%, 1/31/21	2,241
1,854,000	American Express Credit Corp., 5.125%, 8/25/14	2,026
3,000,000	American Honda Finance Corp. 144A, 0.91%, 8/5/13 (b)	3,017
980,000	Ameriprise Financial Inc., 5.30%, 3/15/20	1,061
2,370,000	AngloGold Ashanti Holdings PLC, 5.37%, 4/15/20	2,442
2,315,000	ArcelorMittal, 9.85%, 6/1/19	2,987
2,625,000	AutoZone Inc., 4.00%, 11/15/20	2,476
2,460,000	Banco de Credito del Peru 144A, 4.75%, 3/16/16 (b)	2,398
990,000	Banco del Estado de Chile 144A, 4.12%, 10/7/20 (b)	932
2,300,000	Banco do Brasil 144A, 6.00%, 1/22/20 (b)(d)	2,442
2,215,000	Bank of America Corp., 3.70%, 9/1/15	2,261
2,380,000	Bank of China Hong Kong Ltd. 144A, 5.55%, 2/11/20 (b)	2,456
3,540,000	Barclays Bank PLC, 5.14%, 10/14/20	3,449
1,150,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	1,250
2,070,000	Best Buy Co. Inc., 3.75%, 3/15/16	2,082
2,100,000	BM&FBovespa SA 144A, 5.50%, 7/16/20 (b)	2,177
1,000,000	Cablevision Systems Corp., 7.75%, 4/15/18	1,095
2,405,000	CBS Corp., 8.87%, 5/15/19	3,066
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.87%, 4/30/18	1,089
2,430,000	Centrais Eletricas Brasileiras SA 144A, 6.875%, 7/30/19 (b)	2,737
2,435,000	Chubb Corp., 6.37%, 3/29/67	2,618
910,000	Cisco Systems Inc., 5.90%, 2/15/39	973
2,210,000	Citigroup Inc., 6.00%, 12/13/13	2,419
1,425,000	Citigroup Inc., 6.01%, 1/15/15	1,581
2,065,000	Citigroup Inc., 8.50%, 5/22/19	2,577
1,000,000	CIT Group Inc., 7.00%, 5/1/15	1,016
1,130,000	Cliffs Natural Resources Inc., 4.80%, 10/1/20	1,152
1,270,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	1,335
1,170,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (b)	1,306
2,870,000	Commonwealth Bank of Australia 144A, 1.03%, 3/17/14 (b)	2,884
940,000	Corn Products International Inc., 4.62%, 11/1/20	944
3,534,000	Credit Suisse AG, 5.40%, 1/14/20	3,651
1,925,000	Credit Suisse New York, 1.24%, 1/14/14	1,947
895,000	CSX Corp., 5.60%, 5/1/17	1,003
1,380,000	CVS Caremark Corp., 6.12%, 9/15/39	1,439
2,510,000	Daimler Finance North America LLC 144A, 0.91%, 3/28/14 (b)	2,513
3,097,000	Digital Realty Trust LP, 5.87%, 2/1/20	3,281
1,000,000	DineEquity Inc. 144A, 9.50%, 10/30/18 (b)	1,098
2,250,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.50%, 3/1/16	2,287
1,200,000	Dow Chemical Co., 4.85%, 8/15/12	1,256
1,110,000	Dow Chemical Co., 8.55%, 5/15/19	1,425
1,020,000	Dow Chemical Co., 9.40%, 5/15/39	1,552
1,100,000	Ecopetrol SA, 7.625%, 7/23/19	1,298
1,050,000	Elizabeth Arden Inc., 7.37%, 3/15/21	1,110
950,000	Embraer Overseas Ltd., 6.375%, 1/15/20	1,024
710,000	Encana Corp., 6.50%, 8/15/34	774
1,000,000	Energy Transfer Equity LP, 7.50%, 10/15/20	1,100
1,673,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	1,866
2,770,000	ERP Operating LP, 5.12%, 3/15/16	3,008
2,350,000	Export-Import Bank of Korea, 5.875%, 1/14/15	2,594
2,216,000	Express Scripts Inc., 7.25%, 6/15/19	2,681
1,100,000	Ford Motor Credit Co. LLC, 5.75%, 2/1/21	1,126
2,155,000	Gap Inc., 5.95%, 4/12/21	2,183
1,100,000	Gazprom OAO Via RBS AG, 9.625%, 3/1/13 (f)	1,251
650,000	General Electric Capital Corp., 4.37%, 9/16/20	642
1,300,000	General Electric Capital Corp., 5.30%, 2/11/21	1,351
2,205,000	General Electric Capital Corp., 5.875%, 1/14/38	2,238
1,090,000	General Electric Capital Corp., 6.37%, 11/15/67	1,136
2,460,000	Genzyme Corp., 3.62%, 6/15/15	2,586
2,450,000	Gilead Sciences Inc., 4.50%, 4/1/21	2,465
2,245,000	Goldman Sachs Group Inc., 1.31%, 2/7/14	2,253
2,155,000	Goldman Sachs Group Inc., 6.15%, 4/1/18	2,387
2,335,000	Goldman Sachs Group Inc., 6.75%, 10/1/37	2,428
2,520,000	Goodman Funding Pty Ltd. 144A, 6.37%, 4/15/21 (b)	2,605
2,230,000	Grupo Televisa SA, 6.00%, 5/15/18	2,467
3,315,000	Health Care REIT Inc., 4.70%, 9/15/17	3,384
1,720,000	Health Care REIT Inc., 4.95%, 1/15/21	1,697
3,590,000	HSBC USA Inc., 5.00%, 9/27/20	3,602
1,000,000	Intelsat Jackson Holdings 144A, 7.25%, 10/15/20 (b)	1,013
1,030,000	Interactive Data Corp. 144A, 10.25%, 8/1/18 (b)	1,156
3,900,000	Inversiones CMPC SA 144A, 4.75%, 1/19/18 (b)	3,859
2,730,000	ING Bank NV 144A, 1.35%, 3/15/13 (b)	2,737
1,000,000	JPMorgan Chase & Co., 6.40%, 5/15/38	1,128
10,000	KazMunayGas National Co., 8.375%, 7/2/13 (f)	11
2,050,000	KeyCorp, 6.50%, 5/14/13	2,243
2,010,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	2,251
2,840,000	Korea National Oil Corp. 144A, 2.87%, 11/9/15 (b)	2,786
1,520,000	Kraft Foods Inc., 5.37%, 2/10/20	1,648

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

825,000	Kroger Co., 7.50%, 4/1/31	$999
1,000,000	Linn Energy LLC 144A, 7.75%, 2/1/21 (b)	1,076
3,045,000	Lloyds TSB Bank PLC, 2.62%, 1/24/14	3,130
1,260,000	Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	1,397
3,250,000	Macquarie Group Ltd. 144A, 6.00%, 1/14/20 (b)	3,322
1,420,000	Marks & Spencer PLC 144A, 6.25%, 12/1/17 (b)	1,530
1,710,000	MassMutual Global Funding 144A, 0.80%, 9/27/13 (b)	1,720
916,000	McKesson Corp., 5.25%, 3/1/13	983
2,035,000	Merrill Lynch & Co. Inc., 6.875%, 4/25/18	2,312
740,000	Merrill Lynch & Co. Inc., 7.75%, 5/14/38	863
690,000	MetLife Inc., 10.75%, 8/1/39	975
1,025,000	MetLife Inc., 6.75%, 6/1/16	1,201
1,380,000	MetLife Institutional Funding 144A, 1.20%, 4/4/14 (b)	1,385
1,000,000	MetroPCS Wireless Inc., 7.87%, 9/1/18 (d)	1,083
2,066,000	MidAmerican Energy Holdings Co., 6.125%, 4/1/36	2,227
1,215,000	Morgan Stanley, 1.25%, 4/29/13	1,217
1,845,000	Morgan Stanley, 3.45%, 11/2/15	1,847
2,255,000	Morgan Stanley, 5.75%, 1/25/21	2,350
1,000,000	Navistar International Corp., 8.25%, 11/1/21	1,120
2,520,000	NASDAQ OMX Group Inc., 5.55%, 1/15/20	2,507
5,040,000	NBCUniversal Media LLC 144A, 3.65%, 4/30/15 (b)	5,225
1,050,000	NBTY Inc. 144A, 9.00%, 10/1/18 (b)	1,150
1,340,000	News America Inc., 6.65%, 11/15/37	1,454
1,260,000	Nissan Motor Acceptance Corp. 144A, 4.50%, 1/30/15 (b)	1,326
1,365,000	NYSE Euronext, 4.80%, 6/28/13	1,456
2,150,000	Omnicom Group Inc., 5.90%, 4/15/16	2,431
909,000	Pacific Gas & Electric Co., 6.05%, 3/1/34	968
1,105,000	Petro-Canada, 6.05%, 5/15/18	1,256
2,280,000	Petroleos Mexicanos, 6.00%, 3/5/20	2,450
1,890,000	Petronas Capital Ltd., 7.875%, 5/22/22 (f)	2,424
1,050,000	Pinnacle Foods Finance LLC, 8.25%, 9/1/17	1,116
1,140,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	1,260
1,000,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 5.50%, 9/30/14 (b)	1,091
1,050,000	Reliance Holdings USA Inc. 144A, 4.50%, 10/19/20 (b)	995
1,000,000	Reynolds Group Issuer Inc. 144A, 6.87%, 2/15/21 (b)	1,036
2,950,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	3,016
1,000,000	SandRidge Energy Inc., 8.75%, 1/15/20	1,105
800,000	Sigma Alimentos SA 144A, 5.62%, 4/14/18 (b)	806
1,300,000	Sparebanken 1 Boligkreditt AS 144A, 1.25%, 10/25/13 (b)	1,295
1,000,000	Sprint Capital Corp., 6.90%, 5/1/19	1,055
1,795,000	State Street Corp., 4.95%, 3/15/18	1,888
1,760,000	SunTrust Banks Inc.,3.60%, 4/15/16	1,785
2,665,000	Symantec Corp., 4.20%, 9/15/20	2,546
1,139,000	Telecom Italia Capital SA, 6.00%, 9/30/34	1,046
445,000	Telecom Italia Capital SA, 6.175%, 6/18/14	486
2,457,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	2,495
2,455,000	Teva Pharmaceutical Finance III BV, 0.80%, 3/21/14	2,471
1,195,000	Time Warner Cable Inc., 6.75%, 6/15/39	1,303
739,000	Time Warner Cable Inc., 7.50%, 4/1/14	854
2,835,000	Total Capital Canada Ltd., 0.65%, 1/17/14	2,851
1,205,000	TransCanada PipeLines Ltd., 7.25%, 8/15/38	1,467
2,470,000	Union Bank NA, 2.12%, 12/16/13	2,502
1,168,000	UnitedHealth Group Inc., 5.375%, 3/15/16	1,306
1,220,000	Vale Overseas Ltd., 5.62%, 9/15/19	1,304
1,080,000	Vale Overseas Ltd., 6.25%, 1/23/17	1,224
1,146,000	Vale Overseas Ltd., 6.87%, 11/21/36	1,234
1,000,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/1/20 (b)	987
2,680,000	Verizon Communications Inc., 4.60%, 4/1/21	2,744
1,035,000	Viacom Inc., 6.87%, 4/30/36	1,163
2,480,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (b)	2,685
2,545,000	Vornado Realty LP, 4.25%, 4/1/15	2,637
2,260,000	Watson Pharmaceuticals Inc., 5.00%, 8/15/14	2,451
980,000	WellPoint Inc., 5.85%, 1/15/36	1,005
1,305,000	Wells Fargo & Co., 3.67%, 6/15/16	1,343
2,710,000	Westpac Banking Corp. 144A, 0.85%, 4/8/13 (b)	2,715
680,000	WM Wrigley Jr. Co. 144A, 1.68%, 6/28/11 (b)	680
1,705,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	1,711
1,990,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	2,054
2,301,000	Wyeth, 5.50%, 2/1/14	2,556
1,000,000	Wynn Las Vegas LLC Corp, 7.87%, 5/1/20	1,105
1,050,000	XM Satellite Radio Inc. 144A, 7.62%, 11/1/18 (b)	1,124

		276,461

Foreign Government (4%)
8,700,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12 BRL (e)	5,450
2,300,000	Dominican Republic International Bond 144A, 7.50%, 5/6/21 (b)(d)	2,420
2,200,000	Eskom Holdings Ltd. 144A, 5.75%, 1/26/21 (b)	2,255
28,540,000	Mexican Bonos, 10.00%, 12/5/24 MXN (e)	3,004
1,600,000	Republic of Indonesia, 11.625%, 3/4/19 (f)	2,340
1,176,400	Russian Foreign Bond - Eurobond, 7.50%, 3/31/30 (f)	1,374
1,230,000	State of Qatar 144A, 4.00%, 1/20/15 (b)	1,290

		18,133

Mortgage Backed (25%)
4,608	Bear Stearns Adjustable Rate Mortgage Trust, 2.75%, 4/25/33	5
1,488,294	Extended Stay America Trust 144A, 2.95%, 11/5/27 (b)	1,485
7,239,687	FG G02385 30YR, 6.00%, 11/1/36	7,933
8,497,786	FN 254766, 5.00%, 6/1/33	9,021
937,903	FN 725027 30YR, 5.00%, 11/1/33	997
4,488,185	FN 725423, 5.50%, 5/1/34	4,861
5,218,556	FN 725424, 5.50%, 4/1/34	5,652
1,766,092	FN 725425, 5.50%, 4/1/34	1,917
8,000,379	FN 739821, 5.00%, 9/1/33	8,502
6,382,968	FN 745418 ARM, 5.50%, 4/1/36	6,903
5,721,687	FN AE0138 30YR, 4.50%, 3/1/40	5,897
4,460,524	FN AE0888 ARM, 3.57%, 2/1/41	4,640
6,990,000	FNMA 4.00%, 30YR TBA (c)	6,958
16,940,000	FNMA 5.00%, 30YR TBA (c)	17,882
6,560,000	FNMA 5.50%, 30YR TBA (c)	7,061
2,209,696	FNW 04-W2 4A, 3.89%, 2/25/44	2,296
6,225,709	G2 4800 30YR, 4.00%, 9/20/40	6,314
9,010,000	G2SF 4.50%, 30YR TBA (c)	9,366
3,124,646	GN 711522 30YR, 4.50%, 7/15/40	3,287
1,850,000	GNMA 5.50%, 30YR TBA (c)	2,014
300,000	Granite Master Issuer PLC, 0.64%, 12/17/54	200
223,292	Harborview Mortgage Loan Trust, 3.00%, 1/19/35	181
268,681	MLCC Mortgage Investors, Inc., 2.21%, 8/25/29	259
66,790	Morgan Stanley Mortgage Loan Trust, 2.26%, 7/25/34	59
152,082	Structured Asset Mortgage Investments Inc., 2.46%, 2/19/35	132
133,860	Structured Asset Mortgage Investments Inc., 4.13%, 7/25/32	134
36,404	Structured Asset Securities Corp., 2.49%, 8/25/32	33
2,615,486	Thornburg Mortgage Securities Trust, 0.95%, 9/25/44	2,495
7,660,000	WaMu Mortgage Pass Through Certificates, 2.59%, 1/25/36	6,269

Semi-Annual Report

Payden Core Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

1,683,860	WaMu Mortgage Pass Through Certificates, 5.56%, 7/25/37	$1,196

		123,949

Municipal (0%)
1,495,000	California State, 7.55%, 4/1/39	1,696
NCUA Guaranteed (5%)
7,779,954	NCUA Guaranteed Notes, 0.61%, 11/6/17	7,782
9,949,092	NCUA Guaranteed Notes, 0.80%, 12/8/20	9,999
5,278,488	NCUA Guaranteed Notes, 2.65%, 10/29/20	5,271

		23,052

Supranational (1%)
2,050,000	Inter-American Development Bank, 3.875%, 9/17/19	2,163
1,120,000	International Bank for Reconstruction & Development, 5.00%, 4/1/16	1,272

		3,435

U.S. Treasury (4%)
11,750,000	U.S. Treasury Note, 0.62%, 1/31/13	11,775
22,000,000	U.S. Treasury Strip Principal, 0.00%, 11/15/40 (d)	5,524

		17,299

U.S. Treasury Inflation Indexed (4%)
14,159,606	U.S. Treasury Inflation Indexed Bond, 0.50%, 4/15/15 (d)	14,975
3,907,348	U.S. Treasury Inflation Indexed Bond, 1.75%, 1/15/28	4,093

		19,068

Total Bonds (Cost - $472,468)		486,746

Investment Company (Cost - $47,448) (10%)
865,558	Payden Emerging Markets Bond Fund *	12,507
1,653,770	Payden High Income Fund *	12,238
23,065,292	Payden Cash Reserves Money Market Fund *	23,065

		47,810

Total (Cost - $519,916) (a) (110%)		534,556
Liabilities in excess of Other Assets (−10%)		(45,941)

Net Assets (100%)		$488,615

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$17,804
Unrealized depreciation	(3,164)

Net unrealized appreciation	$14,640

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security was purchased on a delayed delivery basis.

(d)	All or a portion of these securities are on loan. At April 30, 2011, the total market value of the Fund’s securities on loan is $16,107 and the total market value of the collateral held by the Fund is $16,592. Amounts in 000s.

(e)	Par in foreign currency.

(f)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

			Unrealized
			Appreciation
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Assets:
6/23/2011	Canadian Dollar (Buy 6,950)	Morgan Stanley	$238
6/21/2011	Malaysian Ringgit (Buy 25,619)	Morgan Stanley	231
5/16/2011	Mexican New Peso (Buy 24,300)	Royal Bank of Scotland	107
6/21/2011	New Taiwan Dollar (Buy 70,790)	Barclays	62
7/21/2011	Norwegian Krone (Buy 19,426)	Morgan Stanley	117
6/27/2011	Russian Ruble (Buy 103,350)	HSBC Securities	124
7/28/2011	Singapore Dollar (Buy 7,573)	Morgan Stanley	111
7/20/2011	Swedish Krona (Buy 44,417)	State Street	71

			$1,061

Liabilities:
7/18/2011	Brazilian Real (Sell 3,020)	HSBC Securities	$(37)
5/9/2011	British Pound (Sell 116)	HSBC Securities	(5)
5/26/2011	British Pound (Sell 4,452)	Morgan Stanley	(146)
7/20/2011	Euro (Sell 9,259)	State Street	(371)
7/14/2011	Japanese Yen (Sell 303,300)	BNP Paribas	(117)

			$(676)

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

100	U.S. Treasury 5 Year Note Future	Jun-11	$11,847	$(178)
25	U.S. Treasury 10 Year Note Future	Jun-11	3,029	(28)

				$(206)

Open Swap Contracts

				Unrealized
			Notional	Appreciation
	Fund	Expiration	Principal	(Depreciation)
Contract Type	(Pays)	Date	(000s)	(000s)

Asset:
Interest Rate Swap	(4.00)%	Dec-40	$9,400	$117
Liability:
Interest Rate Swap	(3.695)%	Mar-21	$10,000	$(347)

See notes to financial statements.

Payden Mutual Funds

Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	3%
AA	1%
A	30%
BBB	50%
BB/B	16%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (96%)
Corporate (96%)
Capital Goods (2%)
135,000	Boeing Co., 6.875%, 3/15/39	$166
220,000	Embraer Overseas Ltd., 6.375%, 1/15/20	237
300,000	Textron Inc., 5.60%, 12/1/17	319
125,000	Waste Management Inc., 7.75%, 5/15/32	157

		879

Consumer Cyclical (10%)
280,000	AutoZone Inc., 4.00%, 11/15/20	264
350,000	Best Buy Co. Inc., 3.75%, 3/15/16	352
200,000	Corrections Corp of America, 6.25%, 3/15/13	201
100,000	CVS Caremark Corp., 6.12%, 9/15/39	104
300,000	Expedia Inc., 7.45%, 8/15/18	335
210,000	Gap Inc., 5.95%, 4/12/21	213
300,000	Harley-Davidson Funding Corp. 144A, 5.25%, 12/15/12 (b)	313
100,000	Hyundai Capital America 144A, 3.75%, 4/6/16 (b)	99
200,000	Levi Strauss & Co., 8.875%, 4/1/16 (c)	210
200,000	Ltd. Brands Inc., 6.62%, 4/1/21	208
300,000	Macy’s Retail Holdings Inc., 5.90%, 12/1/16	326
140,000	Marks & Spencer PLC 144A, 6.25%, 12/1/17 (b)	151
200,000	Pernod-Ricard SA 144A, 5.75%, 4/7/21 (b)	206
200,000	Starbucks Corp., 6.25%, 8/15/17	229
200,000	Starwood Hotels & Resorts Worldwide Inc., 7.87%, 5/1/12	213
250,000	Time Warner Inc., 4.70%, 1/15/21	254
400,000	Time Warner Inc., 7.625%, 4/15/31	481
185,000	Viacom Inc., 6.87%, 4/30/36	208
195,000	Western Union Co., 5.93%, 10/1/16	220
200,000	Wynn Las Vegas LLC Corp, 7.87%, 5/1/20	221
150,000	Yum! Brands Inc., 6.25%, 3/15/18	171

		4,979

Consumer Non-Cyclical (8%)
100,000	Anheuser-Busch InBev Worldwide Inc., 5.375%, 1/15/20	110
80,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	111
301,000	Boston Scientific Corp., 6.40%, 6/15/16	338
285,000	Corn Products International Inc., 4.62%, 11/1/20	286
230,000	Express Scripts Inc., 7.25%, 6/15/19	278
450,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	469
630,000	Kraft Foods Inc., 5.37%, 2/10/20	683
300,000	Life Technologies Corp., 6.00%, 3/1/20	329
250,000	Mylan Inc. 144A, 7.62%, 7/15/17 (b)	275
250,000	Pfizer Inc., 7.20%, 3/15/39	317
400,000	Warner Chilcott Co. LLC 144A, 7.75%, 9/15/18 (b)	424
285,000	Watson Pharmaceuticals Inc., 5.00%, 8/15/14	309
165,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	170

		4,099

Energy (7%)
325,000	Encana Corp., 6.50%, 8/15/34	354
265,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	296
250,000	Gazprom OAO Via Gaz Capital SA, 7.288%, 8/16/37 (d)	270
150,000	KazMunayGas National Co., 8.375%, 7/2/13 (d)	168
295,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	330
200,000	Kinder Morgan Kansas Inc., 6.50%, 9/1/12	213
240,000	Korea National Oil Corp. 144A, 2.87%, 11/9/15 (b)	235
200,000	Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	222
185,000	Motiva Enterprises LLC 144A, 6.85%, 1/15/40 (b)	215
240,000	Nexen Inc., 7.50%, 7/30/39	279
200,000	Petro-Canada, 6.05%, 5/15/18	227
210,000	Petroleos Mexicanos, 6.00%, 3/5/20	226
210,000	TransCanada PipeLines Ltd., 7.625%, 1/15/39	266
210,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (b)	224

		3,525

Financial (38%)
250,000	Ally Financial Inc., 4.50%, 2/11/14	253
250,000	American Express Co., 8.125%, 5/20/19	318
300,000	American Express Credit Corp., 5.125%, 8/25/14	328
240,000	Banco de Credito del Peru 144A, 4.75%, 3/16/16 (b)	234
170,000	Banco do Brasil 144A, 6.00%, 1/22/20 (b)(c)	181
410,000	BanColombia SA, 6.12%, 7/26/20 (c)	418
90,000	Bank of America Corp., 5.875%, 1/5/21	96
365,000	Bank of America Corp., 7.375%, 5/15/14	416
830,000	Bank of America Corp., 7.625%, 6/1/19	981
250,000	Bank of China Hong Kong Ltd. 144A, 5.55%, 2/11/20 (b)	258
550,000	Barclays Bank PLC, 5.14%, 10/14/20	536
845,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	919
300,000	Blackstone Holdings Finance Co. 144A, 6.625%, 8/15/19 (b)	321
160,000	BM&FBovespa SA 144A, 5.50%, 7/16/20 (b)	166
297,000	Chubb Corp., 6.37%, 3/29/67	319
115,000	Citigroup Inc., 6.00%, 10/31/33	113
1,000,000	Citigroup Inc., 6.01%, 1/15/15	1,109
200,000	Citigroup Inc., 8.50%, 5/22/19	250
110,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	116
100,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (b)	112
340,000	Credit Suisse AG, 5.40%, 1/14/20	351
300,000	Credit Suisse New York, 6.00%, 2/15/18	326
175,000	Digital Realty Trust LP, 5.87%, 2/1/20	185
220,000	ERP Operating LP, 5.12%, 3/15/16	239
400,000	FMR LLC 144A, 6.45%, 11/15/39 (b)	405
300,000	Ford Motor Credit Co. LLC, 8.12%, 1/15/20	357
120,000	General Electric Capital Corp., 5.30%, 2/11/21	125
500,000	General Electric Capital Corp., 5.875%, 1/14/38	507
90,000	General Electric Capital Corp., 6.37%, 11/15/67	94
445,000	Goldman Sachs Group Inc., 3.70%, 8/1/15	457
500,000	Goldman Sachs Group Inc., 6.15%, 4/1/18	554
445,000	Goldman Sachs Group Inc., 6.75%, 10/1/37	463
250,000	Goodman Funding Pty Ltd. 144A, 6.37%, 4/15/21 (b)	258
530,000	HSBC USA Inc., 5.00%, 9/27/20	532

Semi-Annual Report

Payden Corporate Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

440,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (b)	$469
115,000	JPMorgan Chase & Co., 6.40%, 5/15/38	130
300,000	Macquarie Group Ltd. 144A, 6.00%, 1/14/20 (b)	307
230,000	Merrill Lynch & Co. Inc., 6.11%, 1/29/37	226
100,000	MetLife Inc., 10.75%, 8/1/39	141
135,000	MetLife Inc., 5.70%, 6/15/35	138
250,000	MetLife Inc., 6.75%, 6/1/16	293
345,000	Morgan Stanley, 3.45%, 11/2/15	345
215,000	Morgan Stanley, 5.75%, 1/25/21	224
300,000	Morgan Stanley, 6.00%, 5/13/14	329
200,000	MPT Operating Partnership LP 144A, 6.87%, 5/1/21 (b)	202
450,000	NASDAQ OMX Group Inc., 5.55%, 1/15/20	448
425,000	North Fork Bancorporation Inc., 5.87%, 8/15/12	444
250,000	Prudential Financial Inc., 7.375%, 6/15/19	298
275,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	281
100,000	RSHB Capital SA 144A, 9.00%, 6/11/14 (b)	115
150,000	State Street Corp., 4.95%, 3/15/18	158
200,000	TD Ameritrade Holding Corp., 4.15%, 12/1/14	211
240,000	Wachovia Capital Trust III, 5.56%, 3/29/49	223
310,000	Wachovia Corp., 5.50%, 8/1/35	306
500,000	Wachovia Corp., 5.625%, 10/15/16	553
175,000	WellPoint Inc., 5.85%, 1/15/36	179

		18,317

Healthcare (1%)
360,000	Gilead Sciences Inc., 4.50%, 4/1/21	362
200,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/1/20 (b)	198

		560

Industrial (1%)
320,000	Inversiones CMPC SA 144A, 4.75%, 1/19/18 (b)	317
260,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (b)	281

		598

Material (7%)
420,000	AngloGold Ashanti Holdings PLC, 5.37%, 4/15/20	433
300,000	ArcelorMittal, 9.85%, 6/1/19	387
481,000	Cliffs Natural Resources Inc., 5.90%, 3/15/20	528
250,000	Dow Chemical Co., 5.70%, 5/15/18	275
80,000	Dow Chemical Co., 9.40%, 5/15/39	122
195,000	Georgia-Pacific LLC, 8.125%, 5/15/11	196
350,000	Gerdau Trade Inc. 144A, 5.75%, 1/30/21 (b)(c)	355
405,000	Vale Overseas Ltd., 6.25%, 1/11/16	459
200,000	Vale Overseas Ltd., 6.87%, 11/21/36	215
400,000	Weyerhaeuser Co., 7.375%, 10/1/19 (c)	460

		3,430

Real Estate Investment Trust (1%)
330,000	Health Care REIT Inc., 4.70%, 9/15/17	337
280,000	Vornado Realty LP, 4.25%, 4/1/15	290

		627

Technology (1%)
200,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	215
250,000	Symantec Corp., 4.20%, 9/15/20	239

		454

Telecommunication (15%)
450,000	America Movil SAB de CV, 5.50%, 3/1/14	495
300,000	American Tower Corp., 4.62%, 4/1/15	316
250,000	AT&T Inc., 6.55%, 2/15/39	273
325,000	British Sky Broadcasting Group PLC 144A, 9.50%, 11/15/18 (b)	432
225,000	CBS Corp., 8.87%, 5/15/19	287
250,000	CC Holdings GS V LLC 144A, 7.75%, 5/1/17 (b)	278
300,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.87%, 4/30/18	327
450,000	Comcast Corp., 5.15%, 3/1/20	478
100,000	Comcast Corp., 6.40%, 5/15/38	106
350,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.50%, 3/1/16	356
210,000	Grupo Televisa SA, 6.00%, 5/15/18	232
300,000	NBCUniversal Media LLC 144A, 3.65%, 4/30/15 (b)	311
245,000	New Cingular Wireless Services Inc., 8.75%, 3/1/31	344
300,000	News America Inc., 6.40%, 12/15/35	318
350,000	Omnicom Group Inc., 5.90%, 4/15/16	396
150,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	166
115,000	Reed Elsevier Capital Inc., 8.625%, 1/15/19	147
95,000	Telecom Italia Capital SA, 6.00%, 9/30/34	87
150,000	Telecom Italia Capital SA, 6.175%, 6/18/14	164
200,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	203
60,000	Telefonica Emisiones SAU, 7.045%, 6/20/36	67
80,000	Time Warner Cable Inc., 5.85%, 5/1/17	89
250,000	Time Warner Cable Inc., 6.75%, 6/15/39	273
100,000	Time Warner Entertainment Co. LP, 8.375%, 7/15/33	127
265,000	Verizon Communications Inc., 4.60%, 4/1/21	271
200,000	Verizon Global Funding Corp., 7.75%, 6/15/32	247
300,000	Virgin Media Secured Finance PLC, 6.50%, 1/15/18	330

		7,120

Transportation (2%)
180,000	American Airlines 2011-1 Class A Pass Through Trust, 5.25%, 1/31/21	175
450,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	451
250,000	Kazakhstan Temir Zholy Finance BV 144A, 6.37%, 10/6/20 (b)	261

		887

Utility (3%)
35,000	Consolidated Edison Co. of New York Inc., 6.75%, 4/1/38	42
250,000	MidAmerican Energy Holdings Co., 6.125%, 4/1/36	269
140,000	National Grid PLC, 6.30%, 8/1/16	161
200,000	NiSource Finance Corp., 6.125%, 3/1/22	221
245,000	Pacific Gas & Electric Co., 6.05%, 3/1/34	261
225,000	Sempra Energy, 9.80%, 2/15/19	301

		1,255

Total Corporate		46,730

Foreign Government (0%)
200,000	Eskom Holdings Ltd. 144A, 5.75%, 1/26/21 (b)	205
U.S. Treasury (0%)
100,000	U.S. Treasury Note, 5.375%, 2/15/31 (c)(e)	116

Total Bonds (Cost - $43,919)		47,051

Investment Company (Cost - $2,786) (6%)
2,786,014	Payden Cash Reserves Money Market Fund *	2,786

Total (Cost - $46,705) (a) (102%)		49,837
Liabilities in excess of Other Assets (−2%)		(1,126)

Net Assets (100%)		$48,711

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$3,202
Unrealized depreciation	(70)

Net unrealized appreciation	$3,132

Payden Mutual Funds

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At April 30, 2011, the total market value of the Fund’s securities on loan is $1,705 and the total market value of the collateral held by the Fund is $1,757. Amounts in 000s.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

Open Futures Contracts

			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

13	U.S. Treasury 10 Year Note Future	Jun-11	$1,575	$(4)

See notes to financial statements.

Semi-Annual Report

Payden High Income Fund

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	2%
BBB	1%
BB	38%
B	49%
CCC	10%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (98%)
Airport/Port (1%)
4,540,000	American Airlines Inc. 144A, 7.50%, 3/15/2016 (b)(c)	$4,483
2,920,000	Delta Air Lines Inc. 144A, 9.50%, 9/15/14 (b)	3,146
2,970,000	United Air Lines Inc. 144A, 9.875%, 8/1/13 (b)	3,159

		10,788

Consumer Cyclical (18%)
2,985,000	ACCO Brands Corp., 7.625%, 8/15/15	3,075
4,555,000	AMC Entertainment Inc., 8.75%, 6/1/19	4,965
3,680,000	Ashtead Capital Inc. 144A, 9.00%, 8/15/16 (b)	3,901
2,530,000	Avis Budget Car Rental LLC, 7.625%, 5/15/14	2,593
5,250,000	Boyd Gaming Corp. 144A, 9.12%, 12/1/18 (b)(c)	5,473
3,000,000	Burger King Corp, 9.87%, 10/15/18 (c)	3,187
1,000,000	Caesars Entertainment Operating Co. Inc. 144A, 12.75%, 4/15/18 (b)	1,025
2,650,000	Caesars Entertainment Operating Co. Inc., 11.25%, 6/1/17	3,034
4,000,000	Cedar Fair LP 144A, 9.12%, 8/1/18 (b)	4,380
4,000,000	CityCenter Holdings LLC 144A, 7.62%, 1/15/16 (b)(c)	4,190
3,750,000	CKE Restaurants Inc., 11.37%, 7/15/18 (c)	4,200
4,600,000	ClubCorp Club Operations Inc. 144A, 10.00%, 12/1/18 (b)	4,726
1,145,000	Constellation Brands Inc., 7.25%, 5/15/17	1,254
3,130,000	Constellation Brands Inc., 7.25%, 9/1/16	3,427
3,700,000	DineEquity Inc. 144A, 9.50%, 10/30/18 (b)	4,061
3,435,000	Easton-Bell Sports Inc., 9.75%, 12/1/16	3,864
4,110,000	Elizabeth Arden Inc., 7.37%, 3/15/21	4,346
3,050,000	Equinox Holdings Inc. 144A, 9.50%, 2/1/16 (b)	3,275
2,710,000	Gap Inc., 5.95%, 4/12/21	2,745
2,790,000	Hanesbrands Inc., 8.00%, 12/15/16	3,045
4,500,000	Hertz Corp. 144A, 6.75%, 4/15/19 (b)	4,613
456,000	Hertz Corp., 8.875%, 1/1/14 (c)	470
1,985,000	Jarden Corp., 7.50%, 5/1/17	2,141
2,800,000	Jarden Corp., 8.00%, 5/1/16	3,087
3,200,000	K Hovnanian Enterprises Inc., 10.62%, 10/15/16	3,424
4,920,000	KB Home, 6.25%, 6/15/15	4,895
2,850,000	Landry’s Restaurant Inc., 11.625%, 12/1/15	3,099
3,440,000	Lennar Corp., 5.60%, 5/31/15	3,431
4,150,000	Levi Strauss & Co., 7.62%, 5/15/20 (c)	4,202
635,000	Levi Strauss & Co., 8.875%, 4/1/16 (c)	665
2,500,000	Ltd. Brands Inc., 6.62%, 4/1/21	2,600
3,500,000	Ltd. Brands Inc., 6.90%, 7/15/17	3,771
6,635,000	Macy’s Retail Holdings Inc., 5.90%, 12/1/16	7,207
3,775,000	MGM Resorts International, 6.75%, 4/1/13	3,860
5,300,000	MPT Operating Partnership LP 144A, 6.87%, 5/1/21 (b)	5,353
5,000,000	NBTY Inc. 144A, 9.00%, 10/1/18 (b)	5,475
4,500,000	Neiman Marcus Group Inc., 9.00%, 10/15/15	4,736
2,105,000	NPC International, Inc., 9.50%, 5/1/14	2,160
500,000	Palace Entertainment Holdings LLC 144A, 8.87%, 4/15/17 (b)	521
2,235,000	Penn National Gaming Inc., 6.75%, 3/1/15	2,291
855,000	Penn National Gaming Inc., 8.75%, 8/15/19	943
4,300,000	Pernod-Ricard SA 144A, 5.75%, 4/7/21 (b)	4,425
4,500,000	Phillips-Van Heusen Corp., 7.37%, 5/15/20	4,894
3,540,000	Pinnacle Entertainment Inc., 7.50%, 6/15/15	3,629
3,000,000	QVC Inc. 144A, 7.50%, 10/1/19 (b)	3,203
4,750,000	RadioShack Corp. 144A, 6.75%, 5/15/19 (b)	4,780
3,100,000	Revlon Consumer Products Corp., 9.75%, 11/15/15	3,395
3,300,000	Rite Aid Corp., 10.375%, 7/15/16 (c)	3,614
2,750,000	Royal Caribbean Cruises Ltd., 6.875%, 12/1/13	2,960
2,645,000	Sally Holdings LLC, 9.25%, 11/15/14	2,790
3,080,000	Sealy Mattress Co., 8.25%, 6/15/14 (c)	3,103
4,575,000	Sears Holding Corp. 144A, 6.62%, 10/15/18 (b)	4,501
2,000,000	Sonic Automotive Inc., 9.00%, 3/15/18	2,160
3,425,000	Starwood Hotels & Resorts Worldwide Inc., 7.875%, 10/15/14	3,930
4,285,000	Susser Holdings LLC, 8.50%, 5/15/16	4,660
2,860,000	Toys R Us Property Co. LLC, 8.50%, 12/1/17	3,089
3,150,000	WMG Acquisition Corp., 9.50%, 6/15/16	3,371
4,300,000	Wynn Las Vegas LLC Corp, 7.87%, 5/1/20	4,752

		202,966

Consumer Non-Cyclical (9%)
7,855,000	Alliance One International Inc., 10.00%, 7/15/16	8,071
5,240,000	American Achievement Corp. 144A, 10.87%, 4/15/16 (b)	5,214
2,500,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.50%, 5/20/21	2,591
8,610,000	Aramark Corp., 8.50%, 2/1/15	9,030
3,290,000	B&G Foods Inc., 7.62%, 1/15/18	3,549
3,100,000	C&S Group Enterprises LLC 144A, 8.37%, 5/1/17 (b)(c)	3,263
4,365,000	Central Garden & Pet Co., 8.25%, 3/1/18	4,627
3,270,000	CEDC Finance Corp. International Inc. 144A, 9.125%, 12/1/16 (b)(c)	3,180
2,000,000	Corrections Corp. of America, 7.75%, 6/1/17	2,200
4,815,000	Dean Foods Co., 7.00%, 6/1/16 (c)	4,659
4,600,000	DynCorp International Inc. 144A, 10.37%, 7/1/17 (b)	4,945
2,760,000	Ingles Markets Inc., 8.875%, 5/15/17	2,995
2,180,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	2,273
3,280,000	JBS SA 144A, 10.50%, 8/4/16 (b)(c)	3,747
3,970,000	Marfrig Overseas Ltd. 144A, 9.50%, 5/4/20 (b)	4,228
4,400,000	Michael Foods Inc. 144A, 9.75%, 7/15/18 (b)	4,851
3,000,000	Minerva Overseas Ltd. 144A, 10.87%, 11/15/19 (b)	3,353
1,295,000	New Albertson’s Inc., 8.00%, 5/1/31	1,120
3,155,000	Pinnacle Foods Finance LLC, 10.625%, 4/1/17 (c)	3,407
2,740,000	Pinnacle Foods Finance LLC, 9.25%, 4/1/15	2,877
4,500,000	Reynolds Group Issuer Inc. 144A, 9.00%, 4/15/19 (b)	4,764
4,300,000	Stater Bros. Holdings Inc. 144A, 7.37%, 11/15/18 (b)	4,499

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

4,115,000	SUPERVALU Inc., 7.50%, 11/15/14	$4,238
1,980,000	SUPERVALU Inc., 8.00%, 5/1/16 (c)	2,067

		95,748

Energy (10%)
2,498,000	AmeriGas Partners LP/Eagle Finance Corp., 7.125%, 5/20/16	2,604
4,000,000	BreitBurn Energy Partners LP, 8.62%, 10/15/20	4,280
325,000	Chesapeake Energy Corp., 6.50%, 8/15/17	356
1,620,000	Chesapeake Energy Corp., 6.875%, 11/15/20	1,774
4,175,000	Chesapeake Energy Corp., 9.50%, 2/15/15	5,047
2,500,000	Cimarex Energy Co.,7.125%, 5/1/17	2,656
3,915,000	Consol Energy Inc., 8.00%, 4/1/17	4,346
4,750,000	Copano Energy LLC/Copano Energy Finance Corp., 7.12%, 4/1/21	4,881
3,000,000	Denbury Resources Inc., 9.75%, 3/1/16	3,397
1,920,000	El Paso Corp., 6.50%, 9/15/20	2,098
1,185,000	El Paso Corp., 7.75%, 1/15/32	1,363
1,360,000	Encore Acquisition Co., 9.50%, 5/1/16	1,540
4,300,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., 10.00%, 12/1/20	4,644
4,950,000	Energy Transfer Equity LP, 7.50%, 10/15/20	5,445
4,855,000	EXCO Resources Inc., 7.50%, 9/15/18	4,946
3,030,000	Forest Oil Corp., 7.25%, 6/15/19	3,166
5,000,000	Inergy Finance LP 144A, 7.00%, 10/1/18 (b)	5,300
3,000,000	Linn Energy LLC 144A, 7.75%, 2/1/21 (b)	3,229
2,000,000	Linn Energy LLC, 8.62%, 4/15/20	2,220
2,450,000	Newfield Exploration Co., 6.625%, 4/15/16	2,545
1,000,000	Newfield Exploration Co., 6.875%, 2/1/20	1,063
3,800,000	Niska Gas Storage, 8.87%, 3/15/18	4,137
3,745,000	Peabody Energy Corp., 7.375%, 11/1/16	4,241
3,310,000	Petrohawk Energy Corp. 10.50%, 8/1/14	3,811
2,400,000	Petrohawk Energy Corp., 7.25%, 8/15/18	2,562
1,700,000	Plains Exploration & Production Co., 10.00%, 3/1/16	1,930
3,000,000	Plains Exploration & Production Co., 6.62%, 5/1/21	3,023
1,000,000	Plains Exploration & Production Co., 7.00%, 3/15/17	1,040
4,300,000	Sabine Pass LNG LP, 7.50%, 11/30/16	4,494
3,200,000	SandRidge Energy Inc., 8.75%, 1/15/20 (c)	3,536
3,215,000	Southwestern Energy Co., 7.50%, 2/1/18	3,669
3,000,000	Targa Resources Partners LP 144A, 6.87%, 2/1/21 (b)	2,993
2,350,000	Targa Resources Partners LP, 8.25%, 7/1/16	2,515
3,528,000	Tesoro Corp., 6.625%, 11/1/15 (c)	3,660
2,250,000	Western Refining Inc. 144A, 11.25%, 6/15/17 (b)	2,571
5,000,000	Whiting Petroleum Corp., 6.50%, 10/1/18	5,250

		116,332

Financial (14%)
4,220,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (b)	4,304
13,500,000	Ally Financial Inc. 144A, 7.50%, 9/15/20 (b)	14,782
1,810,000	Ally Financial Inc., 7.50%, 12/31/13	1,986
4,000,000	Ally Financial Inc., 8.00%, 3/15/20	4,505
5,675,000	BAC Capital Trust VI, 5.625%, 3/8/35	5,142
3,800,000	Citigroup Capital XXI, 8.30%, 12/21/57	3,967
20,200,000	CIT Group Inc., 7.00%, 5/1/15	20,528
5,650,000	Country Garden Holdings Co. 144A, 11.12%, 2/23/18 (b)(c)	5,947
4,580,000	Ford Motor Credit Co. LLC, 12.00%, 5/15/15	5,850
5,205,000	Ford Motor Credit Co. LLC, 7.00%, 10/1/13	5,643
7,400,000	Ford Motor Credit Co. LLC, 8.12%, 1/15/20	8,804
2,900,000	Halyk Savings Bank of Kazakhstan JSC 144A, 7.25%, 1/28/21 (b)(c)	2,965
3,500,000	Hartford Financial Services Group Inc., 8.125%, 6/15/38	3,951
4,100,000	Icahn Enterprises LP, 7.75%, 1/15/16	4,244
4,000,000	ICICI Bank Ltd. 144A, 6.375%, 4/30/22 (b)	4,000
4,500,000	Interactive Data Corp. 144A, 10.25%, 8/1/18 (b)	5,051
1,250,000	International Lease Finance Corp. 144A, 8.875%, 9/15/15 (b)	1,378
5,350,000	International Lease Finance Corp., 5.65%, 6/1/14 (c)	5,477
8,500,000	International Lease Finance Corp., 8.25%, 12/15/20	9,488
4,500,000	ING Groep NV, 5.775%, 12/29/49	4,230
5,250,000	Janus Capital Group Inc., 6.70%, 6/15/17	5,755
3,500,000	Leucadia National Corp., 7.125%, 3/15/17	3,693
4,000,000	Liberty Mutual Group Inc. 144A, 7.80%, 3/15/37 (b)	4,100
4,000,000	NB Capital Trust IV, 8.25%, 4/15/27	4,145
5,250,000	Springleaf Finance Corp., 6.90%, 12/15/17	4,948
5,600,000	UPCB Finance III Ltd. 144A, 6.62%, 7/1/20 (b)	5,537
3,000,000	XL Group PLC, 6.50%, 12/29/49	2,880

		153,300

Healthcare (9%)
1,225,000	Apria Healthcare Group Inc., 11.25%, 11/1/14	1,326
1,000,000	Apria Healthcare Group Inc., 12.375%, 11/1/14	1,091
4,610,000	Bausch & Lomb Inc., 9.875%, 11/1/15	4,990
2,760,000	Biomet Inc., 10.00%, 10/15/17	3,064
4,340,000	Boston Scientific Corp., 6.40%, 6/15/16	4,867
9,095,000	CHS/Community Health Systems Inc., 8.875%, 7/15/15 (c)	9,322
2,000,000	DaVita Inc., 6.62%, 11/1/20	2,062
4,000,000	Gilead Sciences Inc., 0.62%, 5/1/13	4,660
5,000,000	Hanger Orthopedic Group Inc., 7.12%, 11/15/18	5,188
1,000,000	HCA Inc., 7.25%, 9/15/20	1,080
2,290,000	HCA Inc., 7.50%, 11/6/33	2,144
1,000,000	HCA Inc., 7.87%, 2/15/20	1,094
4,350,000	HCA Inc., 9.125%, 11/15/14	4,589
6,400,000	HCA Inc., 9.25%, 11/15/16	6,896
1,935,000	Healthsouth Corp., 10.75%, 6/15/16	2,061
500,000	Healthsouth Corp., 7.25%, 10/1/18	530
4,350,000	Hypermarcas SA 144A, 6.50%, 4/20/21 (b)(c)	4,415
2,530,000	IASIS Healthcare LLC, 8.75%, 6/15/14	2,593
4,260,000	Mylan Inc. 144A, 7.62%, 7/15/17 (b)	4,686
3,375,000	Omnicare Inc., 6.875%, 12/15/15	3,493
2,325,000	Patheon Inc. 144A, 8.62%, 4/15/17 (b)	2,435
3,800,000	Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/16	4,199
1,412,000	Tenet Healthcare Corp., 10.00%, 5/1/18	1,645
1,000,000	Tenet Healthcare Corp., 8.00%, 8/1/20	1,040
1,412,000	Tenet Healthcare Corp., 9.00%, 5/1/15	1,546
4,725,000	United Surgical Partners International Inc., 8.875%, 5/1/17	4,997
2,915,000	US Oncology Inc. 144A Escrow, 9.125%, 8/15/17 (b)	0
5,000,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/1/20 (b)	4,938
2,500,000	Vanguard Health Holding Co. LLC, 8.00%, 2/1/18	2,625
6,300,000	Warner Chilcott Co. LLC 144A, 7.75%, 9/15/18 (b)	6,670

		100,246

Industrial (12%)
4,110,000	AK Steel Corp., 7.62%, 5/15/20 (c)	4,341
4,000,000	Amsted Industries Inc. 144A, 8.12%, 3/15/18 (b)	4,300
2,210,000	Berry Plastics Corp., 8.25%, 11/15/15	2,365
2,000,000	Bombardier Inc. 144A, 7.75%, 3/15/20 (b)	2,237
1,000,000	Building Materials Corp. of America 144A, 6.75%, 5/1/21 (b)(c)	1,016
1,000,000	Calcipar SA 144A, 6.87%, 5/1/18 (b)	1,030

Semi-Annual Report

Payden High Income Fund continued

Principal		Value
or Shares	Security Description	(000)

4,600,000	Case New Holland Inc. 144A, 7.87%, 12/1/17 (b)	$5,163
3,000,000	Case New Holland Inc., 7.75%, 9/1/13	3,281
3,790,000	Cemex SAB de CV 144A, 9.00%, 1/11/18 (b)	3,946
5,000,000	CHC Helicopter SA 144A, 9.25%, 10/15/20 (b)	4,925
6,500,000	CMA CGM SA 144A, 8.50%, 4/15/17 (b)	6,435
5,500,000	Dana Holding Corp., 6.50%, 2/15/19	5,569
4,900,000	Exide Technologies 144A, 8.62%, 2/1/18 (b)	5,280
5,000,000	Gerdau Trade Inc. 144A, 5.75%, 1/30/21 (b)(c)	5,075
3,305,000	Goodyear Tire & Rubber Co., 10.50%, 5/15/16	3,759
625,000	Griffon Corp. 144A, 7.12%, 4/1/18 (b)	651
3,800,000	Kansas City Southern de Mexico SA de CV, 8.00%, 2/1/18	4,228
4,500,000	Lear Corp., 8.12%, 3/15/20	5,018
3,455,000	Masco Corp., 6.125%, 10/3/16	3,575
5,540,000	Metinvest BV 144A, 8.75%, 2/14/18 (b)	5,969
5,560,000	Mobile Mini Inc. 144A, 7.87%, 12/1/20 (b)	5,935
2,500,000	Mohawk Industries Inc., 6.87%, 1/15/16	2,706
3,140,000	Navios Maritime Holdings Inc., 8.875%, 11/1/17	3,411
3,385,000	Navistar International Corp., 8.25%, 11/1/21	3,791
4,950,000	Swift Services Holdings Inc. 144A, 10.00%, 11/15/18 (b)(c)	5,457
4,650,000	Texas Industries Inc., 9.25%, 8/15/20	5,034
3,510,000	TransDigm Inc. 144A, 7.75%, 12/15/18 (b)	3,800
3,045,000	Triumph Group Inc., 8.62%, 7/15/18	3,384
2,300,000	TRW Automotive Inc. 144A, 7.00%, 3/15/14 (b)	2,530
4,500,000	United Rentals North America Inc., 9.25%, 12/15/19	5,108
4,080,000	United States Steel Corp., 7.37%, 4/1/20 (c)	4,325
5,990,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (b)	6,484
2,825,000	Western Express Inc. 144A, 12.50%, 4/15/15 (b)(c)	2,797

		132,925

Material (6%)
3,500,000	Boise Paper Holdings LLC, 8.00%, 4/1/20	3,815
3,590,000	Diversey Inc., 8.25%, 11/15/19	3,895
4,500,000	Fibria Overseas Finance Ltd. 144A, 6.75%, 3/3/21 (b)	4,759
3,700,000	FMG Resources (August 2006) Pty Ltd. 144A, 6.87%, 2/1/18 (b)	3,922
5,595,000	Georgia-Pacific LLC 144A, 7.125%, 1/15/17 (b)	5,973
3,500,000	Hexion US Finance Corp / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	3,815
1,000,000	Hexion US Finance Corp. 144A, 9.00%, 11/15/20 (b)	1,083
4,900,000	Huntsman International LLC 144A, 8.62%, 3/15/21 (b)(c)	5,525
3,942,000	Libbey Glass Inc., 10.00%, 2/15/15	4,326
5,800,000	Lyondell Chemical Co. 144A, 8.00%, 11/1/17 (b)	6,482
1,000,000	Nalco Co. 144A, 6.62%, 1/15/19 (b)	1,035
2,210,000	Nalco Co., 8.25%, 5/15/17	2,417
4,600,000	Nova Chemicals Corp., 8.375%, 11/1/16	5,221
2,000,000	PolyOne Corp., 7.37%, 9/15/20	2,139
3,100,000	Solutia Inc., 7.87%, 3/15/20	3,418
4,285,000	Steel Dynamics Inc., 7.375%, 11/1/12	4,574
1,570,000	Vedanta Resources PLC 144A, 9.50%, 7/18/18 (b)(c)	1,751
3,250,000	Weyerhaeuser Co., 7.375%, 10/1/19 (c)	3,738

		67,888

Technology (3%)
4,970,000	Equinix Inc., 8.12%, 3/1/18	5,405
2,300,000	Fidelity National Information Services Inc., 7.62%, 7/15/17	2,530
2,424,000	First Data Corp. 144A, 12.625%, 1/15/21 (b)	2,669
2,424,000	First Data Corp. 144A, 8.25%, 1/15/21 (b)	2,424
542,000	First Data Corp., 9.875%, 9/24/15 (c)	563
4,000,000	SanDisk Corp., 1.50%, 8/15/17	4,655
5,485,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	5,883
1,258,000	Seagate Technology International 144A, 10.00%, 5/1/14 (b)	1,484
3,500,000	Spirit Aerosystems Inc., 6.75%, 12/15/20	3,605
1,500,000	SunGard Data Systems Inc. 144A, 7.37%, 11/15/18 (b)	1,556
3,395,000	SunGard Data Systems Inc., 10.25%, 8/15/15	3,573
3,000,000	VeriSign Inc., 3.25%, 8/15/37	3,724

		38,071

Telecommunication (13%)
4,200,000	Avaya Inc. 144A, 7.00%, 4/1/19 (b)	4,179
2,500,000	Cablevision Systems Corp., 7.75%, 4/15/18	2,737
1,655,000	Cablevision Systems Corp., 8.625%, 9/15/17	1,862
6,650,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.87%, 4/30/18	7,240
3,735,000	Cincinnati Bell Inc., 8.75%, 3/15/18 (c)	3,604
3,820,000	Clear Channel Worldwide Holdings Inc., 9.25%, 12/15/17	4,269
5,000,000	CommScope Inc. 144A, 8.25%, 1/15/19 (b)	5,287
3,495,000	Crown Castle International Corp., 9.00%, 1/15/15	3,897
3,330,000	CSC Holdings LLC, 7.87%, 2/15/18 (c)	3,713
3,430,000	CSC Holdings LLC, 8.50%, 4/15/14	3,854
190,000	CSC Holdings LLC, 8.50%, 6/15/15	208
3,490,000	CSC Holdings LLC, 8.62%, 2/15/19	4,040
265,000	Dish DBS Corp., 6.375%, 10/1/11	270
7,680,000	Dish DBS Corp., 6.625%,10/1/14	8,179
3,400,000	Entravision Communications Corp., 8.75%, 8/1/17	3,663
4,430,000	Frontier Communications Corp, 6.25%, 1/15/13	4,685
2,000,000	Frontier Communications Corp., 8.125%, 10/1/18	2,173
2,100,000	Frontier Communications Corp., 8.25%, 4/15/17	2,286
12,150,000	Intelsat Jackson Holdings 144A, 7.25%, 10/15/20 (b)	12,302
3,875,000	Lamar Media Corp., 7.87%, 4/15/18	4,185
2,066,000	Level 3 Financing Inc., 9.25%, 11/1/14	2,154
3,000,000	Mediacom LLC, 9.125%, 8/15/19 (c)	3,270
5,000,000	MetroPCS Wireless Inc., 7.87%, 9/1/18	5,413
2,730,000	Nextel Communications Inc., 7.375%, 8/1/15	2,764
2,500,000	NII Capital Corp., 10.00%, 8/15/16	2,881
2,400,000	Pacnet Ltd. 144A, 9.25%, 11/9/15 (b)	2,448
5,160,000	Qwest Communications International Inc., 7.50%, 2/15/14	5,289
1,000,000	Qwest Communications International Inc., 8.00%, 10/1/15	1,103
4,000,000	SBA Communications Corp., 1.87%, 5/1/13	4,465
2,750,000	SBA Telecommunications Inc., 8.25%, 8/15/19	3,049
1,230,000	Sprint Capital Corp., 6.875%, 11/15/28	1,185
14,000,000	Sprint Capital Corp., 6.90%, 5/1/19	14,770
3,030,000	Sprint Nextel Corp., 6.00%, 12/1/16	3,087
4,400,000	TW Telecom Holdings Inc., 8.00%, 3/1/18	4,802
3,000,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (d)	3,469
1,370,000	Windstream Corp., 7.00%, 3/15/19	1,404
1,000,000	Windstream Corp., 7.875%, 11/1/17	1,085
2,150,000	Windstream Corp., 8.125%, 8/1/13	2,370
3,600,000	XM Satellite Radio Inc. 144A, 7.62%, 11/1/18 (b)	3,852

		151,493

Utility (3%)
1,205,000	AES Corp., 7.75%, 3/1/14	1,322
4,775,000	AES Corp., 8.00%, 10/15/17	5,217
1,170,000	AES Corp., 8.00%, 6/1/20	1,287

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

3,700,000	Calpine Corp. 144A, 7.25%, 10/15/17 (b)	$3,903
1,800,000	Calpine Corp. 144A, 7.87%, 7/31/20 (b)	1,948
7,445,000	Edison Mission Energy, 7.00%, 5/15/17	5,937
1,430,000	Edison Mission Energy, 7.625%, 5/15/27	1,069
3,700,000	GenOn Energy Inc. 144A, 9.87%, 10/15/20 (b)(c)	3,978
2,025,000	Intergen NV 144A, 9.00%, 6/30/17 (b)	2,207
3,485,000	NRG Energy Inc., 7.375%, 2/1/16	3,624
3,170,000	NRG Energy Inc., 8.50%, 6/15/19	3,392

		33,884

Total Bonds (Cost - $1,022,429)		1,103,641

Investment Company (Cost - $95,214) (8%)
95,213,903	Payden Cash Reserves Money Market Fund *	95,214

Total (Cost - $1,117,643) (a) (106%)		1,198,855
Liabilities in excess of Other Assets (−6%)		(68,972)

Net Assets (100%)		$1,129,883

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$82,522
Unrealized depreciation	(1,310)

Net unrealized appreciation	$81,212

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At April 30, 2011, the total market value of the Fund’s securities on loan is $82,776 and the total market value of the collateral held by the Fund is $85,926. Amounts in 000s.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

Semi-Annual Report

Payden Tax Exempt Bond Fund

The Fund seeks income that is exempt from federal income tax and is consistent with preservation of capital by generally investing in investment grade municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value

AAA	24%
AA	46%
A	28%
BBB	2%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (92%)
General Obligation (22%)
450,000	California State, 5.00%, 12/1/15	$505
200,000	California State, 5.00%, 4/1/20	217
385,000	Commonwealth of Massachusetts, 5.50%, 12/1/16	460
5,000	County of Prince George’s MD, 5.50%, 5/15/13 (b) FSA	5
300,000	Minnesota State, 5.00%, 8/1/15	346
210,000	North Carolina State, 5.00%, 5/1/20	249
200,000	Texas State, 4.00%, 8/1/20	217
490,000	Washington State, 5.00%, 8/1/22	552
350,000	Wisconsin State, 5.00%, 5/1/19 (b) AMBAC	404

		2,955

Revenue (70%)
Airport/Port (6%)
330,000	Los Angeles, CA Harbor Department, 5.00%, 8/1/19	373
400,000	Metropolitan Washington Airports Authority, 5.375%, 10/1/14 (b) FSA	420

		793

Electric & Gas (7%)
300,000	City of Mesa AZ, 5.25%, 7/1/17 (b) FGIC	345
300,000	Intermountain Power Agency UT, 5.00%, 7/1/17 (b) AMBAC	339
250,000	Salt River Project, AZ Agriculture Improvement & Power District, 4.00%, 1/1/15	273

		957

Healthcare (6%)
150,000	Allegheny County PA, Hospital Development Authority, 5.00%, 6/15/12	157
125,000	City of Rochester MN, 4.00%, 11/15/38	131
400,000	Multnomah County, OR Hospital Facilities Authority, 5.25%, 10/1/13	438
125,000	New York State Dormitory Authority, 5.00%, 2/15/21	143

		869

Industrial Development/Pollution Control (12%)
470,000	Burke County, GA Development Authority, 2.30%, 10/1/32	467
200,000	County of Oconee SC, 3.60%, 2/1/17	207
415,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	415
110,000	Indiana Development Finance Authority, 5.75%, 10/1/11	111
400,000	Mississippi Business Finance Corp., 0.21%, 12/1/30	400

		1,600

Lease (10%)
500,000	California State Public Works Board, 5.25%, 6/1/13	529
250,000	Kentucky Asset Liability Commission, 5.25%, 9/1/18	290
300,000	Laurens County, SC School District, 5.25%, 12/1/22	311
200,000	Oregon State Department of Administrative Services, 5.00%, 11/1/15	227

		1,357

Miscellaneous (5%)
315,000	Harris County, TX Cultural Education Facilities Finance Corp., 4.00%, 11/15/21	322
300,000	New Mexico Educational Assistance Foundation, 4.00%, 9/1/17	317

		639

Pre-Refunded (4%)
10,000	California State Department of Water Resources, 5.00%, 12/1/16 (b) MBIA	11
100,000	Connecticut State, 5.125%, 11/15/13	103
5,000	Georgia State, 5.00%, 3/1/13	5
250,000	Maryland State, 5.00%, 2/15/18	286
205,000	Virginia State Resources Authority, 5.00%, 11/1/11	209

		614

Resource Recovery (1%)
200,000	South Bayside Waste Management Authority, CA, 5.25%, 9/1/24	205
Sales Tax (3%)
110,000	Arizona Transportation Board, 5.00%, 7/1/25	119
250,000	New York City Transitional Finance Authority, 5.00%, 11/1/15	286

		405

Tax Allocation (1%)
100,000	San Jose, CA Redevelopment Agency, 5.00%, 8/1/24	88
Transportation (5%)
510,000	Maryland State Transportation Authority, 5.00%, 7/1/17	589
100,000	Texas State Transportation Commission, 5.00%, 4/1/18	114

		703

University (2%)
300,000	Connecticut State Health & Educational Facilities, 0.20%, 7/1/35	300
Water & Sewer (8%)
190,000	California State Department of Water Resources, 5.00%, 12/1/16 (b) MBIA	212
400,000	Texas Water Development Board, 4.00%, 7/15/18	445
400,000	Turlock, CA Irrigation District, 3.00%, 1/1/16	412

		1,069

Total Bonds (Cost - $12,223)		12,554

Investment Company (Cost - $480) (4%)
480,524	Dreyfus Tax Exempt Cash Management Fund	480

Total (Cost - $12,703) (a) (96%)		13,034
Other Assets, net of Liabilities (4%)		592

Net Assets (100%)		$13,626

Payden Mutual Funds

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$367
Unrealized depreciation	(36)

Net unrealized appreciation	$331

(b)	Payment of principal and/or interest is insured against default by a monoline insurer.

AMBAC - American Municipal Bond Assurance Co.

FGIC - Financial Guaranty Insurance Co.

FSA - Financial Security Assurance

MBIA - Municipal Bond Insurance Association

See notes to financial statements.

Semi-Annual Report

Payden California Municipal Income Fund

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Credit Quality - percent of value

AAA	7%
AA	50%
A	40%
BBB	3%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (96%)
General Obligation (26%)
480,000	California State, 5.00%, 11/1/22	$519
500,000	California State, 5.00%, 12/1/15	561
935,000	California State, 5.00%, 3/1/16	1,047
1,000,000	California State, 5.00%, 3/1/17 (b) MBIA	1,104
330,000	California State, 5.00%, 6/1/14	362
500,000	California State, 5.00%, 7/1/18	569
470,000	California State, 5.00%, 7/1/19	532
500,000	California State, 5.00%, 8/1/20	535
500,000	California State, 5.00%, 9/1/17	553
480,000	California State, 5.25%, 10/1/21	532
1,000,000	California State, 5.25%, 2/1/20	1,116
1,300,000	California State, 5.50%, 4/1/19	1,489
250,000	City of Los Angeles CA, 5.25%, 9/1/13 (b) FGIC	274
585,000	Coast Community College District CA, 5.00%, 8/1/23 (b) FSA	615
450,000	Los Angeles, CA Unified School District, 5.00%, 7/1/21	485
450,000	San Carlos CA, Elementary School District, 0.00%, 10/1/18 (b) MBIA	320

		10,613

Revenue (70%)
Airport/Port (12%)
500,000	City of Long Beach CA, 5.00%, 5/15/17	547
300,000	City of Long Beach CA, 5.00%, 5/15/19	338
210,000	Los Angeles, CA Department of Airports, 4.00%, 5/15/18	223
300,000	Los Angeles, CA Department of Airports, 5.00%, 5/15/18	340
745,000	Los Angeles, CA Harbor Department, 5.00%, 8/1/19	841
1,000,000	San Diego, CA Unified Port District, 5.00%, 9/1/13 (b) MBIA	1,049
750,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/1/17	828
340,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/1/21	366
365,000	San Francisco, CA City & County Airports Commission, 5.25%, 5/1/18	407

		4,939

Electric & Gas (5%)
430,000	California Infrastructure & Economic Development Bank, 5.00%, 2/1/13	453
550,000	California State Department of Water Resources, 5.00%, 5/1/16	630
450,000	California State Department of Water Resources, 5.00%, 5/1/21	496
500,000	Los Angeles, CA Department of Water & Power, 5.25%, 7/1/23	551

		2,130

Healthcare (3%)
700,000	City of Newport Beach CA, 5.00%, 12/1/38	748
410,000	City of Torrance CA, 5.00%, 9/1/22	417

		1,165

Industrial Development/Pollution Control (3%)
550,000	California Infrastructure & Economic Development Bank, 5.00%, 2/1/19	579
450,000	Golden State Tobacco Securitization Corp., 5.00%, 6/1/17	450
230,000	Indiana Development Finance Authority, 5.75%, 10/1/11	231

		1,260

Lease (11%)
1,585,000	California State Public Works Board, 5.00%, 3/1/21	1,770
300,000	California State Public Works Board, 5.25%, 6/1/13	318
1,000,000	California State Public Works Board, 5.50%, 6/1/15	1,079
630,000	County of Orange CA, 5.00%, 6/1/14 (b) MBIA	695
500,000	County of San Diego CA, 5.00%, 10/1/24	524

		4,386

Pre-Refunded (2%)
130,000	California Infrastructure & Economic Development Bank, 5.00%, 7/1/23	154
500,000	Newport Mesa, CA Unified School District, 5.00%, 8/1/15 (b) MBIA	511

		665

Resource Recovery (1%)
500,000	South Bayside Waste Management Authority, CA, 5.25%, 9/1/24	512
Sales Tax (3%)
825,000	Los Angeles County, CA Metropolitan Transportation Authority, 5.00%, 7/1/16	951
400,000	Los Angeles County, CA Metropolitan Transportation Authority, 5.00%, 7/1/19	421
100,000	Riverside County, CA, 0.26%, 6/1/29	100

		1,472

Tax Allocation (2%)
195,000	Contra Costa County, CA Public Financing Authority, 5.125%, 8/1/11	195
95,000	San Dimas, CA Redevelopment Agency, 6.75%, 9/1/16 (b) FSA	97
400,000	San Jose, CA Redevelopment Agency, 5.00%, 8/1/22	367
200,000	San Jose, CA Redevelopment Agency, 5.00%, 8/1/24	177

		836

Tax-Backed (1%)
500,000	New Jersey Economic Development Authority, 5.00%, 6/15/11 (b) FGIC	502
Transportation (5%)
1,000,000	Bay Area Governments Association CA, 5.00%, 8/1/17	1,018
1,000,000	Puerto Rico Highway & Transportation Authority, 5.50%, 7/1/15 (b) FSA	1,096

		2,114

University (5%)
200,000	California Educational Facilities Authority, 5.70%, 10/1/11 (b) MBIA	204
705,000	University of California, 5.00%, 5/15/18	805

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

300,000	University of California, 5.00%, 5/15/20	$340
685,000	University of California, 5.00%, 5/15/23	751
150,000	University of California, 5.00%, 5/15/40	145

		2,245

Water & Sewer (17%)
200,000	Brentwood CA, Infrastructure Financing Authority, 5.50%, 7/1/20	224
745,000	Central Marin Sanitation Agency, CA, 5.00%, 9/1/18 (b) MBIA	820
710,000	Irvine Ranch, CA Water District, 5.00%, 3/1/32	733
225,000	Los Angeles County, CA Sanitation District, 5.00%, 10/1/13 (b) FSA	246
500,000	Metropolitan Water District of Southern CA, 5.00%, 7/1/17	582
	Sacramento County, CA Sanitation Districts Financing Authority, 3.00%,
595,000	12/1/15	624
550,000	San Diego County, CA Water Authority, 5.00%, 5/1/21 (b) FSA	597
475,000	San Francisco, CA City & County Public Utilities Commission, 5.00%, 11/1/16	550
500,000	San Francisco, CA City & County Public Utilities Commission, 5.00%, 11/1/20	568
500,000	Santa Clara Valley Water District CA, 5.00%, 6/1/15 (b) FSA	567
500,000	Turlock, CA Irrigation District, 3.00%, 1/1/16	514
600,000	Los Angeles, CA Water & Power, 0.25%, 7/1/34	600
300,000	Los Angeles, CA Water & Power, 0.23%, 7/1/35	300

		6,925

Total Revenue		39,764

U.S. Government Agency (0%)
200,000	U.S. Treasury Bill, 0.24%, 3/8/12 (c)	200

Total Bonds (Cost - $39,398)		39,964

Investment Company (Cost - $1,267) (3%)
1,267,292	Dreyfus General CA Municipal Money Market Fund	1,267

Total (Cost - $40,665) (a) (99%)		41,231
Other Assets, net of Liabilities (1%)		244

Net Assets (100%)		$41,475

All of the securities are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$933
Unrealized depreciation	(367)

Net unrealized appreciation	$566

(b)	Payment of principal and/or interest is insured against default by a monoline insurer.

FGIC - Financial Guaranty Insurance Co.

FSA - Financial Security Assurance

MBIA - Municipal Bond Insurance Association

(c)	Yield to maturity at time of purchase.

See notes to financial statements.

Semi-Annual Report

Payden Global Short Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

Credit Quality - percent of value

AAA	39%
AA	9%
A	23%
BBB	20%
BB	10%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (99%)
Australia (GBP) (1%)
600,000	National Australia Bank Ltd., 5.375%, 12/8/14	$1,080
Australia (USD) (1%)
250,000	BHP Billiton Finance USA Ltd., 4.80%, 4/15/13	268
440,000	BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	495
730,000	Commonwealth Bank of Australia 144A, 2.12%, 3/17/14 (b)	735
280,000	Westpac Banking Corp., 2.25%, 11/19/12	285
210,000	Woodside Finance Ltd. 144A, 4.50%, 11/10/14 (b)	224
70,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (b)	70

		2,077

Bermuda (USD) (0%)
485,000	Ingersoll-Rand Global Holding Co. Ltd., 6.00%, 8/15/13	536
130,000	Noble Group Ltd. 144A, 8.50%, 5/30/13 (b)	146

		682

Brazil (BRL) (1%)
680,000	Anheuser-Busch InBev Worldwide Inc., 9.75%, 11/17/15	446
1,000,000	Cia de Eletricidade do Estado da Bahia 144A, 11.75%, 4/27/16 (b)	668

		1,114

Brazil (USD) (1%)
340,000	Banco do Brasil 144A, 4.50%, 1/22/15 (b)	356
350,000	Banco do Nordeste do Brasil SA 144A, 3.62%, 11/9/15 (b)	344
230,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	240
480,000	Republic of Brazil, 10.25%, 6/17/13	575
140,000	Vale Overseas Ltd., 6.25%, 1/23/17	159

		1,674

Canada (CAD) (5%)
3,692,000	Canadian Government, 2.50%, 9/1/13	3,946
2,050,000	Canadian Government, 3.50%, 6/1/13	2,236
650,000	Province of Ontario Canada, 4.75%, 6/2/13	724

		6,906

Canada (GBP) (0%)
150,000	Daimler Canada Finance Inc., 5.75%, 8/10/11	252
Canada (USD) (1%)
530,000	Bank of Nova Scotia, 2.25%, 1/22/13	543
650,000	Caisse Centrale Desjardins du Quebec 144A, 1.70%, 9/16/13 (b)(c)	652
420,000	Canadian Imperial Bank of Commerce 144A, 2.00%, 2/4/13 (b)	429
120,000	Rogers Communications Inc., 6.375%, 3/1/14	135
115,000	Teck Resources Ltd., 3.85%, 8/15/17	117
140,000	TransCanada PipeLines Ltd., 3.40%, 6/1/15	146

		2,022

Cayman Islands (USD) (1%)
250,000	IPIC GMTN Ltd. 144A, 3.12%, 11/15/15 (b)	247
480,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	515

		762

Chile (USD) (1%)
1,000,000	Corp Nacional del Cobre de Chile 144A, 6.37%, 11/30/12 (b)	1,075
330,000	Republic of Chile, 5.50%, 1/15/13	354

		1,429

Colombia (USD) (1%)
300,000	BanColombia SA 144A, 4.25%, 1/12/16 (b)(c)	299
680,000	Republic of Colombia, 10.00%, 1/23/12	726

		1,025

Denmark (USD) (1%)
790,000	Danske Bank AS 144A, 1.33%, 4/14/14 (b)	791
France (EUR) (1%)
280,000	Banque PSA Finance, 3.50%, 1/17/14	415
250,000	Schneider Electric SA, 1.53%, 7/18/11	371

		786

France (USD) (4%)
790,000	Banque PSA Finance 144A, 2.20%, 4/4/14 (b)	788
1,000,000	RCI Banque SA 144A, 2.16%, 4/11/14 (b)	997
870,000	Sanofi-Aventis SA, 0.51%, 3/28/13	872
440,000	Sanofi-Aventis SA, 1.62%, 3/28/14	444
2,000,000	Societe Financement de l’Economie Francaise 144A, 2.37%, 3/26/12 (b)	2,036
600,000	Societe Generale 144A, 1.62%, 12/13/13 (b)	605
150,000	Veolia Environnement, 5.25%, 6/3/13	161

		5,903

Germany (GBP) (1%)
1,000,000	Kreditanstalt fuer Wiederaufbau, 3.25%, 2/24/14	1,721
India (USD) (0%)
180,000	ICICI Bank Ltd. 144A, 5.50%, 3/25/15 (b)(c)	191
Indonesia (USD) (0%)
500,000	Republic of Indonesia, 10.375%, 5/4/14 (d)	609
Ireland (EUR) (0%)
136,213	Cars Alliance Funding PLC, 1.38%, 10/8/23	201
Italy (EUR) (0%)
400,000	Atlantia SPA, 1.62%, 6/9/11	593
Korea (USD) (1%)
520,000	Korea Finance Corp., 3.25%, 9/20/16	509
350,000	Korea National Oil Corp. 144A, 2.87%, 11/9/15 (b)	343
420,000	Shinhan Bank 144A, 4.37%, 9/15/15 (b)	436

		1,288

Luxembourg (EUR) (0%)
300,000	John Deere Bank SA, 6.00%, 6/23/11	447
Luxembourg (USD) (0%)
220,000	Covidien International Finance SA, 1.87%, 6/15/13	224

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

Malaysia (USD) (0%)
235,000	Malaysia Government International Bond, 7.50%, 7/15/11	$238
Mexico (USD) (1%)
100,000	America Movil SAB de CV, 3.62%, 3/30/15	105
150,000	Cemex SAB de CV 144A, 3.25%, 3/15/16 (b)	152
550,000	Petroleos Mexicanos, 4.875%, 3/15/15	592
340,000	United Mexican States, 6.375%, 1/16/13	369

		1,218

Netherlands (EUR) (1%)
950,000	Dutch Treasury Certificate, 0.00%, 6/30/11	1,407
500,000	Nederlandse Waterschapsbank NV, 4.625%, 7/25/11	747

		2,154

Netherlands (GBP) (1%)
1,000,000	Bank Nederlandse Gemeenten, 2.62%, 12/10/13	1,707
Netherlands (USD) (5%)
760,000	ING Bank NV 144A, 1.35%, 3/15/13 (b)	762
2,250,000	ING Bank NV 144A, 2.625%, 2/9/12 (b)	2,286
2,000,000	ING Bank NV 144A, 3.90%, 3/19/14 (b)	2,136
1,500,000	LeasePlan Corp. NV 144A, 3.00%, 5/7/12 (b)	1,538
640,000	Teva Pharmaceutical Finance III BV, 1.70%, 3/21/14	641
290,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (b)	292

		7,655

Norway (EUR) (0%)
250,000	Statkraft AS, 1.42%, 3/22/13	371
Norway (USD) (0%)
170,000	Sparebanken 1 Boligkreditt AS 144A, 1.25%, 10/25/13 (b)	169
200,000	Statoil ASA, 2.90%, 10/15/14	208

		377

Panama (USD) (1%)
710,000	Republic of Panama, 9.375%, 7/23/12	788
Peru (USD) (1%)
1,350,000	Banco de Credito del Peru 144A, 4.75%, 3/16/16 (b)	1,316
720,000	Republic of Peru, 9.125%, 2/21/12	768

		2,084

Qatar (USD) (1%)
300,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	315
250,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	276
500,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 144A, 4.50%, 9/30/12 (b)	521
140,000	State of Qatar 144A, 4.00%, 1/20/15 (b)	147

		1,259

South Africa (USD) (0%)
240,000	Republic of South Africa, 7.375%, 4/25/12	256
Spain (USD) (0%)
280,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	284
Supranational (CAD) (1%)
650,000	International Bank for Reconstruction & Development, 4.30%, 12/15/12	714
Sweden (EUR) (1%)
1,000,000	SBAB Bank AB, 1.61%, 2/1/13	1,486
Switzerland (USD) (0%)
590,000	Credit Suisse New York, 1.24%, 1/14/14	597
90,000	Novartis Capital Corp., 4.125%, 2/10/14	97

		694

United Kingdom (EUR) (1%)
550,000	Barclays Bank PLC, 4.25%, 10/27/11	826
United Kingdom (GBP) (6%)
700,000	Coventry Building Society, 2.00%, 4/5/12	1,177
200,000	Marks & Spencer PLC, 5.87%, 5/29/12	346
200,000	MmO2 PLC, 7.625%, 1/25/12	347
250,000	National Grid PLC, 5.25%, 6/2/11	418
250,000	Scottish & Southern Energy PLC, 5.75%, 2/5/14	449
2,500,000	United Kingdom Gilt, 2.25%, 3/7/14	4,249
1,250,000	United Kingdom Gilt, 5.00%, 9/7/14	2,299

		9,285

United Kingdom (USD) (5%)
180,000	Anglo American Capital PLC 144A, 2.15%, 9/27/13 (b)	182
510,000	Arkle Master Issuer PLC 144A, 1.46%, 5/17/60 (b)	509
280,000	Barclays Bank PLC, 1.32%, 1/13/14	283
1,895,000	GlaxoSmithKline Capital Inc., 4.85%, 5/15/13	2,044
750,000	Granite Master Issuer PLC, 0.64%, 12/17/54	501
300,000	HSBC Bank PLC 144A, 1.62%, 8/12/13 (b)	301
610,000	Lloyds TSB Bank PLC, 2.62%, 1/24/14	627
700,000	Royal Bank of Scotland PLC 144A, 1.50%, 3/30/12 (b)	707
1,400,000	Royal Bank of Scotland PLC 144A, 2.625%, 5/11/12 (b)	1,431
775,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	792
140,000	Vedanta Resources PLC 144A, 8.75%, 1/15/14 (b)	153
400,000	Vodafone Group PLC, 4.15%, 6/10/14	429

		7,959

United States (EUR) (1%)
550,000	KeyBank NA, 1.20%, 11/21/11	809
50,000	Pfizer Inc., 3.625%, 6/3/13	76

		885

United States (GBP) (1%)
300,000	Bank of America Corp., 0.90%, 6/11/12	496
700,000	Hartford Life Institutional Funding, 5.37%, 1/17/12	1,192

		1,688

United States (USD) (51%)
130,000	Airgas Inc., 2.85%, 10/1/13	133
180,000	Allstate Corp., 6.20%, 5/16/14	205
15,301	Ally Auto Receivables Trust 144A, 1.32%, 3/15/12 (b)	15
490,000	Ally Financial Inc., 4.50%, 2/11/14	496
470,000	AmeriGas Partners LP/Eagle Finance Corp., 7.125%, 5/20/16	490
200,000	Anheuser-Busch InBev Worldwide Inc., 1.03%, 3/26/13	202
310,000	Anheuser-Busch InBev Worldwide Inc., 2.50%, 3/26/13	318
140,000	Anheuser-Busch InBev Worldwide Inc., 3.00%, 10/15/12	144
600,000	AT&T Inc., 4.85%, 2/15/14	652
295,252	Banc of America Mortgage Securities, 2.81%, 10/20/32	302
175,000	Bank of America Corp., 4.90%, 5/1/13	186
200,000	BB&T Corp., 3.375%, 9/25/13	209
500,000	Cadbury Schweppes US Finance LLC 144A, 5.12%, 10/1/13 (b)	543
225,000	Case New Holland Inc., 7.75%, 9/1/13	246
210,000	Caterpillar Financial Services Corp., 2.00%, 4/5/13	215
230,000	Caterpillar Financial Services Corp., 4.25%, 2/8/13	244
250,000	Charter Communications Operating LLC 144A, 8.00%, 4/30/12 (b)	264
2,500,000	Cisco Systems Inc., 1.62%, 3/14/14	2,516
400,000	CIT Group Inc. 144A, 5.25%, 4/1/14 (b)	410

Semi-Annual Report

Payden Global Short Bond Fund continued

Principal		Value
or Shares	Security Description	(000)

640,000	Citigroup Inc., 1.16%, 2/15/13	$644
125,000	Citigroup Inc., 5.30%, 10/17/12	132
350,000	Citigroup Inc., 6.00%, 12/13/13	383
400,000	Citizens Property Insurance Corp., 5.00%, 6/1/12	415
500,000	ConocoPhillips, 4.75%, 2/1/14	545
100,000	Corn Products International Inc., 3.20%, 11/1/15	101
335,000	Corrections Corp of America, 6.25%, 3/15/13	336
65,000	CSC Holdings LLC, 8.50%, 4/15/14	73
175,000	CSC Holdings LLC, 8.50%, 6/15/15	192
980,000	Daimler Finance North America LLC 144A, 1.95%, 3/28/14 (b)	985
1,220,000	DIRECTV Holdings LLC, 4.75%, 10/1/14	1,324
210,000	Dish DBS Corp., 6.375%, 10/1/11	214
210,000	Dow Chemical Co., 2.50%, 2/15/16	206
500,000	Dow Chemical Co., 4.85%, 8/15/12	523
190,000	Dr Pepper Snapple Group Inc., 1.70%, 12/21/11	191
1,540,000	Duke Energy Ohio Inc., 5.70%, 9/15/12	1,641
150,000	Enterprise Products Operating LLC, 3.20%, 2/1/16	152
200,000	Enterprise Products Operating LLC, 5.60%, 10/15/14	223
60,000	Equifax Inc., 4.45%, 12/1/14	64
160,000	ERAC USA Finance LLC 144A, 2.25%, 1/10/14 (b)	161
180,000	ERAC USA Finance LLC. 144A, 2.75%, 7/1/13 (b)	183
200,000	Express Scripts Inc., 5.25%, 6/15/12	209
357,191	Extended Stay America Trust 144A, 2.95%, 11/5/27 (b)	356
700,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/12 (b)	685
900,000	FDIC Structured Sale Guaranteed Notes 144A, 0.00%, 10/25/13 (b)	860
1,213,577	FDIC Structured Sale Guaranteed Notes 144A, 0.96%, 12/4/20 (b)	1,214
808,794	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (b)	827
742,595	FDIC Trust 144A, 2.18%, 5/25/50 (b)	743
553,662	FG G13328 30YR, 6.00%, 11/1/22	603
500,000	First Investors Auto Owner Trust 144A, 3.40%, 3/15/16 (b)	505
170,000	Ford Motor Credit Co. LLC, 7.00%, 10/1/13	184
310,000	Fortune Brands Inc., 3.00%, 6/1/12	315
200,000	Frontier Communications Corp, 6.25%, 1/15/13	212
910,000	G2SF 4.50%, 30YR TBA	946
200,000	General Electric Capital Corp., 1.12%, 1/15/13	202
400,000	General Electric Capital Corp., 1.87%, 9/16/13	403
535,000	General Electric Capital Corp., 3.50%, 6/29/15	557
270,000	General Electric Capital Corp., 3.75%, 11/14/14	285
150,000	General Electric Capital Corp., 5.90%, 5/13/14	167
185,000	GenOn Americas Generation LLC, 8.30%, 5/1/11	185
410,000	Genzyme Corp., 3.62%, 6/15/15	431
350,000	Georgia Power Co., 1.30%, 9/15/13	352
165,000	Georgia-Pacific LLC, 8.125%, 5/15/11	166
450,000	Gilead Sciences Inc. 144A, 1.62%, 5/1/16 (b)	503
297,216	GMAC Mortgage Corp. Loan Trust, 5.00%, 11/25/33	298
780,000	Goldman Sachs Group Inc., 1.31%, 2/7/14	783
1,180,494	GSR Mortgage Loan Trust, 2.79%, 9/25/35	1,145
845,054	Harborview Mortgage Loan Trust, 2.94%, 12/19/35	669
120,000	Hartford Financial Services Group Inc., 4.00%, 3/30/15	123
670,000	HCP Inc., 2.70%, 2/1/14	678
100,000	Hyundai Capital America 144A, 3.75%, 4/6/16 (b)	99
670,000	Hyundai Capital Auto Funding Ltd. 144A, 1.21%, 9/20/16 (b)	665
485,000	Icahn Enterprises LP, 7.75%, 1/15/16	502
350,000	International Business Machines Corp., 1.00%, 8/5/13	351
170,000	International Lease Finance Corp. 144A, 6.50%, 9/1/14 (b)	181
260,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	261
300,000	JPMorgan Chase & Co., 4.75%, 5/1/13	320
2,295,000	Kellogg Co., 5.125%, 12/3/12	2,450
300,000	Kentucky Asset Liability Commission, 3.16%, 4/1/18	295
170,000	KeyCorp, 3.75%, 8/13/15	175
225,000	KeyCorp, 6.50%, 5/14/13	246
390,000	Kinder Morgan Energy Partners LP, 7.125%, 3/15/12	411
575,000	Kinder Morgan Kansas Inc., 6.50%, 9/1/12	612
90,000	Kraft Foods Inc., 2.62%, 5/8/13	93
100,000	Kraft Foods Inc., 5.25%, 10/1/13	109
450,000	Levi Strauss & Co., 8.875%, 4/1/16 (c)	471
329,113	MASTR Asset Securitization Trust, 5.00%, 7/25/19	342
365,000	McKesson Corp., 5.25%, 3/1/13	392
175,000	Merrill Lynch & Co. Inc., 6.05%, 8/15/12	186
300,000	Microsoft Corp., 2.95%, 6/1/14	315
830,000	Morgan Stanley, 1.25%, 4/29/13	832
250,000	NASDAQ OMX Group Inc., 4.00%, 1/15/15	252
150,000	National Rural Utilities Cooperative Finance Corp., 1.12%, 11/1/13	150
170,000	NBCUniversal Media LLC 144A, 2.10%, 4/1/14 (b)	171
690,000	NBCUniversal Media LLC 144A, 3.65%, 4/30/15 (b)	715
652,157	NCUA Guaranteed Notes, 0.61%, 11/6/17	652
174,674	NCUA Guaranteed Notes, 1.84%, 10/7/20	175
330,000	NCUA Guaranteed Notes, 2.90%, 10/29/20	327
1,565,000	New Cingular Wireless Services Inc., 8.125%, 5/1/12	1,680
260,000	Newfield Exploration Co., 6.625%, 4/15/16	270
300,000	NextEra Energy Capital Holdings Inc., 2.55%, 11/15/13	307
230,000	Nissan Motor Acceptance Corp. 144A, 3.25%, 1/30/13 (b)	236
500,000	Northern States Power Co. MN, 8.00%, 8/28/12	546
370,000	NYSE Euronext, 4.80%, 6/28/13	395
50,000	Omnicare Inc., 3.75%, 12/15/25	67
475,000	Omnicare Inc., 6.875%, 12/15/15	492
500,000	Plains Exploration & Production Co., 7.75%, 6/15/15	523
130,000	Praxair Inc., 1.75%, 11/15/12	132
100,000	Procter & Gamble Co., 3.50%, 2/15/15	107
300,000	Prudential Financial Inc., 2.75%, 1/14/13	306
230,000	Prudential Financial Inc., 4.75%, 9/17/15	248
230,000	Quest Diagnostic Inc., 1.15%, 3/24/14	231
510,000	Revlon Consumer Products Corp., 9.75%, 11/15/15	558
170,000	Rockies Express Pipeline LLC 144A, 3.90%, 4/15/15 (b)	170
205,000	Rock-Tenn Co., 8.20%, 8/15/11	210
60,000	Simon Property Group LP, 4.20%, 2/1/15	64
150,000	Sonat Inc., 7.62%, 7/15/11	152
710,000	Sprint Capital Corp., 8.375%, 3/15/12	753
195,000	SPX Corp., 7.625%, 12/15/14	217
715,000	Steel Dynamics Inc., 7.375%, 11/1/12	763
130,000	Stryker Corp., 3.00%, 1/15/15	135
510,000	Susser Holdings LLC, 8.50%, 5/15/16	555
200,000	Swift Services Holdings Inc. 144A, 10.00%, 11/15/18 (b)	221
200,000	TD Ameritrade Holding Corp., 4.15%, 12/1/14	211
140,000	Tesoro Corp., 6.625%, 11/1/15 (c)	145
310,000	Teva Pharmaceutical Finance LLC, 1.50%, 6/15/12	313
140,000	Thermo Fisher Scientific Inc., 2.15%, 12/28/12	143
1,118,037	Thornburg Mortgage Securities Trust, 1.77%, 3/25/44	1,043
140,000	Time Warner Inc., 3.15%, 7/15/15	144

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

360,000	Toyota Motor Credit Corp., 1.375%, 8/12/13	$362
2,000,000	U.S. Treasury Note, 0.50%, 10/15/13	1,986
115,000	U.S. Treasury Note, 0.62%, 6/30/12	115
2,250,000	U.S. Treasury Note, 1.00%, 1/15/14	2,257
10,200,000	U.S. Treasury Note, 1.37%, 11/15/12 (e)	10,351
700,000	U.S. Treasury Note, 1.37%, 5/15/13	711
785,000	Union Bank NA, 2.12%, 12/16/13	795
120,000	Union Pacific Corp., 6.125%, 1/15/12	124
130,000	University of California, 1.98%, 5/15/50	132
350,000	US Bancorp, 1.37%, 9/13/13	351
170,000	US Bancorp, 2.125%, 2/15/13	173
400,000	Valeant Pharmaceuticals International 144A, 6.50%, 7/15/16 (b)	401
645,000	Valero Energy Corp., 6.875%, 4/15/12	679
100,000	Viacom Inc., 4.375%, 9/15/14	107
450,000	Vornado Realty LP, 4.25%, 4/1/15 (c)	466
1,025,023	WaMu Mortgage Pass Through Certificates, 5.98%, 10/25/36	979
360,000	Watson Pharmaceuticals Inc., 5.00%, 8/15/14	390
150,000	Wells Fargo & Co., 3.75%, 10/1/14	159
185,000	Windstream Corp., 8.125%, 8/1/13	204
300,000	WM Wrigley Jr. Co. 144A, 1.68%, 6/28/11 (b)	300
1,135,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	1,139
895,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	924

		77,276

Total Bonds (Cost - $148,019)		150,981

Preferred Stock (Cost - $805) (1%)
7,000	General Motors Co.	349
9,000	Goodyear Tire & Rubber Co.	538

		887

Investment Company (Cost - $2,197) (1%)
2,197,093	Payden Cash Reserves Money Market Fund *	2,197

Total (Cost - $151,021) (a) (101%)		154,065
Liabilities in excess of Other Assets (−1%)		(1,495)

Net Assets (100%)		$152,570

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$3,659
Unrealized depreciation	(615)

Net unrealized appreciation	$3,044

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At April 30, 2011, the total market value of the Fund’s securities on loan is $2,134 and the total market value of the collateral held by the Fund is $2,191. Amounts in 000s.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

			Unrealized
			Appreciation
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Assets:
7/28/2011	Norwegian Krone (Buy 4,086)	Royal Bank of Scotland	$29
7/28/2011	Singapore Dollar (Buy 1,894)	Morgan Stanley	41
7/28/2011	Swedish Krona (Buy 14,122)	Royal Bank of Scotland	85

			$155

Liabilities:
5/9/2011	British Pound (Sell 9,494)	HSBC Securities	$(376)
7/28/2011	British Pound (Sell 690)	Morgan Stanley	(18)
5/9/2011	Canadian Dollar (Sell 7,388)	Royal Bank of Scotland	(125)
5/9/2011	Euro (Sell 5,318)	Citigroup	(322)
7/28/2011	Euro (Sell 1,305)	Royal Bank of Scotland	(49)
7/28/2011	New Taiwan Dollar (Buy 21,810)	HSBC Securities	—

			$(890)

Open Futures Contracts

				Unrealized
			Current	Appreciation
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

51	Euro-Schatz Future	Jun-11	$8,119	$14
48	U.S. Treasury 2 Year Note Future	Jun-11	10,518	(49)
63	U.S. Treasury 5 Year Note Future	Jun-11	7,463	(112)

				$(147)

See notes to financial statements.

Semi-Annual Report

Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Credit Quality - percent of value

AAA	28%
AA	7%
A	14%
BBB	28%
BB or below	23%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (88%)
Argentina (ARS) (0%)
840,000	Republic of Argentina, 2.00%, 9/30/14	$279
Argentina (USD) (0%)
170,000	Republic of Argentina, 7.00%, 10/3/15	163
Bermuda (EUR) (0%)
200,000	Fidelity International Ltd., 6.87%, 2/24/17	315
Brazil (BRL) (2%)
770,000	Anheuser-Busch InBev Worldwide Inc., 9.75%, 11/17/15	505
1,400,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12	877

		1,382

Brazil (USD) (3%)
220,000	Banco do Brasil 144A, 6.00%, 1/22/20 (b)	234
280,000	Centrais Eletricas Brasileiras SA 144A, 6.875%, 7/30/19 (b)	315
170,000	Embraer Overseas Ltd., 6.375%, 1/15/20	183
270,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	281
240,000	JBS SA 144A, 10.50%, 8/4/16 (b)(d)	274
200,000	Vale Overseas Ltd., 6.25%, 1/11/16	227
135,000	Vale Overseas Ltd., 6.87%, 11/21/36	145
440,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (b)	476

		2,135

Canada (CAD) (7%)
4,400,000	Canadian Government, 3.00%, 6/1/14	4,760
300,000	Canadian Government, 5.00%, 6/1/37	383

		5,143

Canada (EUR) (1%)
250,000	Xstrata Canada Finance Corp., 6.25%, 5/27/15	407
Chile (USD) (1%)
200,000	Banco del Estado de Chile 144A, 4.12%, 10/7/20 (b)	188
530,000	Inversiones CMPC SA 144A, 4.75%, 1/19/18 (b)	524

		712

Colombia (COP) (0%)
600,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 (b)	355
Colombia (USD) (1%)
250,000	BanColombia SA, 6.12%, 7/26/20 (d)	255
230,000	Ecopetrol SA, 7.625%, 7/23/19	271
320,000	Republic of Colombia, 7.375%, 3/18/19 (d)	390

		916

Denmark (EUR) (0%)
126,000	Carlsberg Breweries A/S, 6.00%, 5/28/14	201
Denmark (GBP) (0%)
150,000	TDC A/S, 5.62%, 2/23/23	262
Dominican Republic (USD) (1%)
469,980	Dominican Republic International Bond, 9.04%, 1/23/18 (f)	535
France (CAD) (1%)
330,000	Cie de Financement Foncier, 4.55%, 4/28/17	353
France (EUR) (5%)
300,000	AXA SA, 5.25%, 4/16/40	411
120,000	Banque PSA Finance, 3.50%, 1/17/14	178
100,000	BNP Paribas, 7.78%, 6/29/49	159
250,000	Casino Guichard Perrachon SA, 5.50%, 1/30/15	394
600,000	France Government Bond OAT, 4.00%, 4/25/13	926
277,000	France Government Bond OAT, 4.75%, 4/25/35	454
600,000	French Treasury Note BTAN, 2.50%, 1/12/2014	897
180,000	Michelin Luxembourg SCS, 8.625%, 4/24/14	305
80,000	RCI Banque SA, 4.37%, 1/27/15	120

		3,844

Germany (EUR) (3%)
150,000	Bundesrepublik Deutschland, 4.00%, 1/4/37	231
220,000	Bundesrepublik Deutschland, 4.75%, 7/4/34	375
150,000	Bundesrepublik Deutschland, 6.25%, 1/4/24	285
545,000	German Treasury Bill, 0.00%, 5/11/11	808
120,000	RWE AG, 4.62%, 9/28/49	171

		1,870

Ghana (USD) (1%)
700,000	Republic of Ghana, 8.50%, 10/4/17 (f)	787
Hong Kong (EUR) (0%)
130,000	Hutchison Whampoa Finance Ltd., 5.875%, 7/8/13	204
Hong Kong (USD) (1%)
360,000	Bank of China Hong Kong Ltd. 144A, 5.55%, 2/11/20 (b)	372
India (USD) (0%)
300,000	Vedanta Resources PLC 144A, 9.50%, 7/18/18 (b)	335
Indonesia (USD) (1%)
130,000	Majapahit Holding BV 144A, 8.00%, 8/7/19 (b)	152
280,000	Republic of Indonesia, 11.625%, 3/4/19 (f)	410

		562

Ireland (EUR) (1%)
350,000	Ardagh Glass Finance PLC, 8.75%, 2/1/20 (f)	541
200,000	Smurfit Kappa Acquisitions, 7.75%, 11/15/19 (f)	313

		854

Italy (EUR) (3%)
300,000	Italy Buoni Poliennali Del Tesoro, 4.00%, 2/1/37	361
450,000	Italy Buoni Poliennali Del Tesoro, 4.50%, 2/1/20	669
600,000	Italy Buoni Poliennali Del Tesoro, 4.50%, 8/1/18	898
50,000	Italy Buoni Poliennali Del Tesoro, 6.50%, 11/1/27	84

		2,012

Japan (JPY) (6%)
100,000,000	Japan Government Ten Year Bond, 1.30%, 12/20/19	1,261
110,000,000	Japan Government Ten Year Bond, 1.40%, 3/20/20	1,394
45,000,000	Japan Government Thirty Year Bond, 2.20%, 9/20/39	563

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

80,000,000	Japan Government Twenty Year Bond, 1.90%, 12/20/28	$985

		4,203

Kazakhstan (USD) (0%)
300,000	KazMunayGas National Co., 8.375%, 7/2/13 (f)	335
Korea, Republic Of (USD) (1%)
240,000	Export-Import Bank of Korea, 5.875%, 1/14/15	265
170,000	Korea National Oil Corp. 144A, 2.87%, 11/9/15 (b)	167

		432

Luxembourg (EUR) (2%)
360,000	ArcelorMittal, 9.375%, 6/3/16	651
270,000	Telecom Italia Finance SA, 6.875%, 1/24/13	427

		1,078

Luxembourg (USD) (0%)
157,000	ArcelorMittal, 9.85%, 6/1/19	203
Malaysia (USD) (0%)
150,000	Petronas Capital Ltd., 7.875%, 5/22/22 (f)	192
Mexico (GBP) (1%)
270,000	Pemex Project Funding Master Trust, 7.50%, 12/18/13	495
Mexico (MXN) (1%)
6,500,000	Mexican Bonos, 10.00%, 12/5/24	684
Mexico (USD) (1%)
380,000	Grupo Televisa SA, 6.00%, 5/15/18	420
210,000	Petroleos Mexicanos, 6.00%, 3/5/20	226

		646

Netherlands (EUR) (3%)
350,000	Allianz Finance II B.V., 6.50%, 1/13/25	554
700,000	Netherlands Government Bond, 4.50%, 7/15/17	1,123
450,000	UPC Holding BV, 8.00%, 11/1/16 (f)	698

		2,375

Netherlands (USD) (1%)
400,000	Metinvest BV 144A, 8.75%, 2/14/18 (b)	431
Panama (USD) (1%)
360,000	Banco de Credito del Peru 144A, 4.75%, 3/16/16 (b)	351
165,000	Republic of Panama, 8.875%, 9/30/27	228
185,000	Republic of Panama, 9.375%, 4/1/29	267

		846

Peru (EUR) (1%)
223,000	Republic of Peru, 7.50%, 10/14/14 (f)	370
Philippines (EUR) (0%)
140,000	Republic of Philippines, 6.25%, 3/15/16	227
Philippines (USD) (0%)
125,000	Republic of Philippines, 6.375%, 10/23/34	134
Poland (PLN) (1%)
1,560,000	Poland Government, 6.25%, 10/24/15	603
Qatar (USD) (1%)
250,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	263
240,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (b)	268
250,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	276
230,000	State of Qatar 144A, 4.00%, 1/20/15 (b)	241

		1,048

Russian Federation (GBP) (1%)
290,000	Gazprom OAO Via Gaz Capital SA, 6.58%, 10/31/13	518
Russian Federation (USD) (1%)
200,000	Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	222
200,000	Russian Foreign Bond - Eurobond 144A, 5.00%, 4/29/20 (b)	203
233,550	Russian Foreign Bond - Eurobond, 7.50%, 3/31/30 (f)	273
300,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (f)	347

		1,045

South Africa (EUR) (1%)
410,000	Republic of South Africa, 4.50%, 4/5/16	616
South Africa (USD) (1%)
220,000	AngloGold Ashanti Holdings PLC, 5.37%, 4/15/20	227
400,000	Eskom Holdings Ltd. 144A, 5.75%, 1/26/21 (b)	410

		637

Switzerland (EUR) (1%)
90,000	Credit Suisse Group Finance US Inc., 3.62%, 9/14/20	129
355,000	UBS AG Jersey, 4.50%, 9/16/19	530

		659

Switzerland (USD) (0%)
125,000	Credit Suisse AG, 5.40%, 1/14/20	129
Ukraine (USD) (1%)
200,000	Ukraine Government, 7.65%, 6/11/13 (f)	214
200,000	Ukraine Government, 7.75%, 9/23/20 (f)	209

		423

United Kingdom (EUR) (3%)
110,000	Abbey National Treasury Services PLC, 3.37%, 10/20/15	157
270,000	Barclays Bank PLC, 4.00%, 1/12/21	392
200,000	BAA Funding Ltd., 4.60%, 9/30/14 (f)	304
125,000	Experian Finance PLC, 4.75%, 2/4/20	189
220,000	Imperial Tobacco Finance PLC, 8.375%, 2/17/16	388
115,000	Lloyds TSB Bank PLC, 6.50%, 3/24/20	168
150,000	Standard Chartered Bank, 5.875%, 9/26/17	236

		1,834

United Kingdom (GBP) (4%)
110,000	Aviva PLC, 6.12%, 11/14/36	172
75,000	Barclays Bank PLC, 6.75%, 1/16/23	133
121,000	ENW Capital Finance PLC, 6.75%, 6/20/15	221
214,000	HSBC Bank PLC, 5.375%, 11/4/30	337
100,000	InterContinental Hotels Group PLC, 6.00%, 12/9/16	175
90,000	London Power Networks PLC, 5.375%, 11/11/16	160
55,000	Matalan Finance Ltd., 9.62%, 3/31/17 (f)	90
100,000	Standard Chartered Bank, 6.00%, 1/25/18	174
200,000	United Kingdom Gilt, 4.25%, 12/7/49	342
395,000	United Kingdom Gilt, 4.25%, 3/7/36	665
100,000	Virgin Media Secured Finance PLC, 5.50%, 1/15/21 (f)	164

		2,633

United Kingdom (USD) (1%)
530,000	Barclays Bank PLC, 5.14%, 10/14/20	516
255,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	261

		777

United States (EUR) (1%)
300,000	Reynolds Group Escrow, 7.75%, 10/15/16 (f)	465
United States (GHC) (1%)
540,000	Citigroup Funding Inc., 13.30%, 10/2/13	366
United States (USD) (19%)
260,000	American Express Co., 8.125%, 5/20/19	331
180,000	Anheuser-Busch InBev Worldwide Inc., 7.75%, 1/15/19	226
190,000	AutoZone Inc., 4.00%, 11/15/20	179

Semi-Annual Report

Payden Global Fixed Income Fund continued

Principal		Value
or Shares	Security Description	(000)

100,000	Bank of America Corp., 3.70%, 9/1/15	$102
60,000	Bank of America Corp., 5.875%, 1/5/21	64
20,492	Bear Stearns Alt-A Trust, 2.86%, 6/25/34	20
210,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	228
195,000	Chubb Corp., 6.37%, 3/29/67	210
140,000	Citigroup Inc., 6.00%, 12/13/13	153
315,000	Citigroup Inc., 6.01%, 1/15/15	349
60,000	Cliffs Natural Resources Inc., 4.80%, 10/1/20	61
70,000	Comcast Corp., 5.15%, 3/1/20	74
90,000	Digital Realty Trust LP, 5.87%, 2/1/20	95
164,000	Dow Chemical Co., 9.40%, 5/15/39	250
266,682	FG G02385 30YR, 6.00%, 11/1/36	292
639,479	FN 725027 30YR, 5.00%, 11/1/33	680
830,000	FNMA 5.00%, 30YR TBA (c)	876
125,000	Freeport-McMoRan Copper & Gold Inc., 8.375%, 4/1/17	138
195,000	General Electric Capital Corp., 5.875%, 1/14/38	198
65,000	General Electric Capital Corp., 6.37%, 11/15/67	68
310,000	Goldman Sachs Group Inc., 6.15%, 4/1/18	343
80,000	Goldman Sachs Group Inc., 6.75%, 10/1/37	83
70,691	Greenpoint Mortgage Funding Trust, 0.49%, 6/25/45	31
100,000	Health Care REIT Inc., 4.95%, 1/15/21	99
32,925	Indymac Index Mortgage Loan Trust, 3.01%, 10/25/34	29
80,000	Merrill Lynch & Co. Inc., 6.11%, 1/29/37	79
130,000	Merrill Lynch & Co. Inc., 6.875%, 4/25/18	148
155,000	MetLife Inc., 10.75%, 8/1/39	219
120,000	Morgan Stanley, 5.75%, 1/25/21	125
184,000	Prudential Financial Inc., 7.375%, 6/15/19	219
150,000	Sempra Energy, 9.80%, 2/15/19	201
110,000	State Street Corp., 4.95%, 3/15/18	116
169,617	Structured Adjustable Rate Mortgage Loan Trust, 2.70%, 10/25/34	141
313,858	Thornburg Mortgage Securities Trust, 0.95%, 9/25/44	299
65,000	Time Warner Cable Inc., 6.75%, 6/15/39	71
1,400,000	U.S. Treasury Note, 0.37%, 8/31/12 (e)	1,401
1,600,000	U.S. Treasury Note, 0.87%, 2/29/12	1,609
500,000	U.S. Treasury Note, 1.00%, 3/31/12	504
700,000	U.S. Treasury Note, 2.00%, 1/31/16	704
900,000	U.S. Treasury Note, 5.25%, 2/15/29	1,030
290,000	U.S. Treasury Note, 5.375%, 2/15/31 (d)	337
400,000	Verizon Communications Inc., 4.60%, 4/1/21	410
322,000	Verizon Communications Inc., 8.75%, 11/1/18	418
245,000	Vornado Realty LP, 4.25%, 4/1/15 (d)	254
80,000	Wachovia Corp., 5.50%, 8/1/35	79
210,000	Wachovia Corp., 5.625%, 10/15/16	232
50,000	Western Union Co., 5.93%, 10/1/16	56
120,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	124
60,000	Yum! Brands Inc., 6.25%, 3/15/18	68

		14,023

Uruguay (USD) (1%)
220,000	Republic of Uruguay, 6.875%, 9/28/25	258
160,000	Republic of Uruguay, 9.25%, 5/17/17	206

		464

Uruguay (UYU) (0%)
1,471,496	Republic of Uruguay, 4.25%, 4/5/27	87
1,525,827	Republic of Uruguay, 5.00%, 9/14/18	97

		184

Total Bonds (Cost - $59,459)		63,073

Investment Company (Cost - $10,721) (15%)
2,473,612	Payden Cash Reserves Money Market Fund *	2,474
1,165,755	Payden High Income Fund *	8,626

		11,100

Total (Cost - $70,180) (a) (103%)		74,173
Liabilities in excess of Other Assets (−3%)		(2,006)

Net Assets (100%)		$72,167

*	Affiliated investments

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$4,308
Unrealized depreciation	(315)

Net unrealized appreciation	$3,993

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security purchased on a delayed delivery basis.

(d)	All or a portion of these securities are on loan. At April 30, 2011, the total market value of the Fund’s securities on loan is $ 1,464 and the total market value of the collateral held by the Fund is $1,507. Amounts in 000s.

(e)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

(f)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board

Payden Mutual Funds

Open Forward Currency Contracts to USD

			Unrealized
			Appreciation
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Assets:
6/22/2011	Australian Dollar (Buy 475)	Royal Bank of Scotland	$55
6/22/2011	British Pound (Buy 70)	HSBC Securities	4
6/22/2011	Canadian Dollar (Buy 383)	Royal Bank of Scotland	15
6/23/2011	Canadian Dollar (Buy 1,536)	Morgan Stanley	52
6/22/2011	Euro (Buy 1,356)	RBC Capital	111
6/21/2011	Malaysian Ringgit (Buy 5,378)	Morgan Stanley	48
5/16/2011	Mexican New Peso (Buy 6,600)	Royal Bank of Scotland	29
6/21/2011	New Taiwan Dollar (Buy 15,910)	Barclays	14
7/21/2011	Norwegian Krone (Buy 4,808)	Morgan Stanley	29
7/28/2011	Philippine Peso (Buy 15,470)	Credit Suisse	3
6/27/2011	Russian Ruble (Buy 20,220)	HSBC Securities	24
7/28/2011	Singapore Dollar (Buy 1,111)	Morgan Stanley	16
7/20/2011	Swedish Krona (Buy 9,790)	State Street	16
6/22/2011	Swiss Franc (Buy 428)	Royal Bank of Scotland	18

			$434

Liabilities:
5/9/2011	Australian Dollar (Sell 475)	Royal Bank of Scotland	$(29)
7/18/2011	Brazilian Real (Sell 824)	HSBC Securities	(10)
5/9/2011	British Pound (Sell 2,498)	HSBC Securities	(99)
5/26/2011	British Pound (Sell 874)	Morgan Stanley	(29)
5/9/2011	Canadian Dollar (Sell 5,648)	Royal Bank of Scotland	(95)
5/9/2011	Euro (Sell 13,335)	Citigroup/Bank of America/RBC Capital	(810)
7/20/2011	Euro (Sell 2,103)	State Street	(85)
5/9/2011	Japanese Yen (Sell 455,600)	Barclays	(232)
6/22/2011	Japanese Yen (Buy 114,200)	Barclays	(38)
7/14/2011	Japanese Yen (Sell 59,500)	BNP Paribas	(23)
7/14/2011	Polish Zloty (Sell 1,643)	Barclays	(24)
5/9/2011	Swiss Franc (Sell 428)	Royal Bank of Scotland	(29)

			$(1,503)

Open Futures Contracts

				Unrealized
			Current	Appreciation
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

4	Canadian 10 Year Bond Future	Jun-11	$513	$13
5	Euro Bund Future	Jun-11	912	11
7	Euro-Schatz Future	Jun-11	1,114	2
3	Japan 10 Year Bond Future	Jun-11	5,178	41
2	Long Gilt Future	Jun-11	398	2
8	U.S. Treasury 2 Year Note Future	Jun-11	1,753	9
5	U.S. Treasury 5 Year Note Future	Jun-11	592	9
63	U.S. Treasury 10 Year Note Future	Jun-11	7,632	(163)
19	U.S. Treasury 20 Year Note Future	Jun-11	2,325	(46)
9	U.S. Ultra Long Bond Future	Jun-11	1,133	42

				$(80)

See notes to financial statements.

Semi-Annual Report

Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Credit Quality - percent of value

AAA	3%
A	3%
BBB	40%
BB	22%
B	32%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (95%)
Argentina (ARS) (1%)
19,040,000	Republic of Argentina, 2.00%, 9/30/14	$6,326
Argentina (USD) (5%)
5,800,000	Provincia de Cordoba, 12.37%, 8/17/17 (d)	6,075
11,020,000	Republic of Argentina, 2.50%, 12/31/38 (c)	4,832
9,640,000	Republic of Argentina, 7.00%, 10/3/15	9,216
9,004,616	Republic of Argentina, 8.28%, 12/31/33	8,037
1,500,000	Republic of Argentina, 8.75%, 6/2/17	1,537

		29,697

Brazil (BRL) (4%)
21,260,000	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12	13,319
10,300,000	Credit Suisse Nassau 144A, 6.00%, 5/19/15 (b)	13,014

		26,333

Brazil (USD) (7%)
2,810,000	Banco do Brasil 144A, 6.00%, 1/22/20 (b)	2,984
2,970,000	BM&FBovespa SA 144A, 5.50%, 7/16/20 (b)	3,078
4,040,000	Centrais Eletricas Brasileiras SA 144A, 6.875%, 7/30/19 (b)	4,550
4,330,000	Embraer Overseas Ltd., 6.375%, 1/15/20	4,666
2,500,000	Fibria Overseas Finance Ltd. 144A, 6.75%, 3/3/21 (b)	2,644
4,600,000	Gerdau Trade Inc. 144A, 5.75%, 1/30/21 (b)	4,669
4,015,000	Globo Comunicacao e Participacoes SA, 7.25%, 4/26/22 (d)	4,306
2,460,000	Hypermarcas SA 144A, 6.50%, 4/20/21 (b)(c)	2,497
960,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	1,001
1,760,000	JBS SA 144A, 10.50%, 8/4/16 (b)(c)	2,011
3,020,000	Minerva Overseas Ltd. 144A, 10.87%, 11/15/19 (b)	3,375
3,660,000	Vale Overseas Ltd., 8.25%, 1/17/34	4,514
3,460,000	Virgolino de Oliveira Finance Ltd. 144A, 10.50%, 1/28/18 (b)	3,745

		44,040

Chile (USD) (0%)
3,130,000	Inversiones CMPC SA 144A, 4.75%, 1/19/18 (b)(c)	3,097
Colombia (COP) (0%)
5,092,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 (b)	3,013
Colombia (USD) (3%)
6,120,000	BanColombia SA, 6.12%, 7/26/20 (c)	6,242
5,120,000	Ecopetrol SA, 7.625%, 7/23/19	6,042
5,180,000	Republic of Colombia, 7.375%, 9/18/37	6,345

		18,629

Dominican Republic (USD) (3%)
3,900,000	AES Andres Dominicana / Itabo Dominicana 144A, 9.50%, 11/12/20 (b)	4,173
5,640,000	Dominican Republic International Bond 144A, 7.50%, 5/6/21 (b)(c)	5,933
5,268,149	Dominican Republic International Bond, 9.04%, 1/23/18 (c)(d)	5,993

		16,099

El Salvador (USD) (1%)
1,400,000	Republic of El Salvador 144A, 7.375%, 12/1/19 (b)(c)	1,529
2,710,000	Republic of El Salvador, 7.75%, 1/24/23 (d)	3,035

		4,564

Georgia (USD) (1%)
2,800,000	Georgian Railway LLC, 9.87%, 7/22/15	3,108
3,250,000	Republic of Georgia 144A, 6.87%, 4/12/21 (b)	3,234

		6,342

Ghana (GHC) (2%)
5,400,000	Citigroup Funding Inc. 144A, 19.00%, 1/16/13 (b)	3,949
7,500,000	Citigroup Funding Inc. 144A, 19.00%, 1/16/13 (b)	5,535
3,300,000	Ghana Government Bond 144A, 14.47%, 12/19/11 (b)	2,220

		11,704

Ghana (USD) (2%)
11,260,000	Republic of Ghana, 8.50%, 10/4/17 (d)	12,667
Hong Kong (USD) (1%)
3,140,000	Pacnet Ltd. 144A, 9.25%, 11/9/15 (b)	3,203
India (USD) (2%)
4,710,000	ICICI Bank Ltd. 144A, 6.375%, 4/30/22 (b)	4,710
4,860,000	Vedanta Resources PLC 144A, 9.50%, 7/18/18 (b)(c)	5,419

		10,129

Indonesia (IDR) (1%)
49,970,000,000	JPMorgan Chase Bank NA, 10.00%, 7/18/17	6,675
Indonesia (USD) (5%)
8,090,000	Majapahit Holding BV 144A, 8.00%, 8/7/19 (b)	9,486
10,980,000	Republic of Indonesia, 5.87%, 3/13/20 (c)(d)	12,023
9,200,000	Republic of Indonesia, 8.50%, 10/12/35 (d)	12,144

		33,653

Kazakhstan (USD) (5%)
3,100,000	Development Bank of Kazakhstan JSC 144A, 5.50%, 12/20/15 (b)	3,263
2,300,000	Halyk Savings Bank of Kazakhstan JSC 144A, 7.25%, 1/28/21 (b)(c)	2,352
4,600,000	Kazakhstan Temir Zholy Finance BV 144A, 6.37%, 10/6/20 (b)	4,807
5,040,000	KazMunayGas National Co. 144A, 11.75%, 1/23/15 (b)	6,325

Payden Mutual Funds

Principal		Value
or Shares	Security Description	(000)

4,260,000	KazMunayGas National Co., 8.375%, 7/2/13 (d)	$4,761
6,210,000	KazMunayGas National Co., 9.125%, 7/2/18 (d)	7,537

		29,045

Malaysia (USD) (2%)
9,675,000	Petronas Capital Ltd., 7.875%, 5/22/22 (d)	12,411
Mexico (MXN) (4%)
141,300,000	Mexican Bonos, 8.00%, 6/11/20	12,975
136,932,746	Mexican Udibonos, 5.00%, 6/16/16	13,233

		26,208

Mexico (USD) (2%)
2,980,000	Cemex SAB de CV 144A, 9.00%, 1/11/18 (b)(c)	3,103
3,820,000	Grupo Televisa SA, 6.625%, 3/18/25	4,269
2,880,000	Petroleos Mexicanos, 6.00%, 3/5/20	3,095
2,540,000	Petroleos Mexicanos, 8.00%, 5/3/19	3,084
2,200,000	Sigma Alimentos SA 144A, 5.62%, 4/14/18 (b)	2,216

		15,767

Panama (USD) (2%)
5,700,000	Republic of Panama, 6.70%, 1/26/36	6,455
6,410,000	Republic of Panama, 9.375%, 4/1/29	9,266

		15,721

Peru (USD) (3%)
2,820,000	Banco de Credito del Peru 144A, 5.37%, 9/16/20 (b)	2,630
2,500,000	Corp Pesquera Inca SAC 144A, 9.00%, 2/10/17 (b)	2,637
1,710,000	Corp Pesquera Inca SAC, 9.00%, 2/10/17 (d)	1,804
4,160,000	Republic of Peru, 6.55%, 3/14/37	4,326
3,850,000	Republic of Peru, 7.35%, 7/21/25	4,485
3,390,000	Republic of Peru, 8.75%, 11/21/33	4,375

		20,257

Philippines (USD) (4%)
11,420,000	Republic of Philippines, 6.375%, 10/23/34	12,262
10,007,000	Republic of Philippines, 7.75% 1/14/31	12,309

		24,571

Poland (USD) (0%)
2,600,000	CEDC Finance Corp. International Inc. 144A, 9.125%, 12/1/16 (b)(c)	2,528
Qatar (USD) (1%)
4,170,000	Commercial Bank of Qatar Finance Ltd. 144A, 7.50%, 11/18/19 (b)	4,653
Russia (USD) (11%)
2,360,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (b)	2,407
5,810,000	Gazprom OAO Via Gaz Capital SA, 7.288%, 8/16/37 (d)	6,275
4,370,000	Lukoil International Finance BV 144A, 7.25%, 11/5/19 (b)	4,845
2,720,000	RSHB Capital SA 144A, 9.00%, 6/11/14 (b)	3,125
3,030,000	RSHB Capital SA, 6.299%, 5/15/17 (d)	3,189
2,910,000	RSHB Capital SA, 7.175%, 5/16/13 (d)	3,172
15,440,000	Russian Foreign Bond - Eurobond 144A, 5.00%, 4/29/20 (b)	15,672
4,380,000	Russian Foreign Bond - Eurobond, 11.00%, 7/24/18 (d)	6,165
3,525,000	Russian Foreign Bond - Eurobond, 12.75%, 6/24/28 (d)	6,208
13,528,600	Russian Foreign Bond - Eurobond, 7.50%, 3/31/30 (d)	15,803
4,220,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, 4/30/18 (d)	4,879

		71,740

South Africa (USD) (2%)
6,120,000	Eskom Holdings Ltd. 144A, 5.75%, 1/26/21 (b)	6,273
5,280,000	Republic of South Africa, 6.875%, 5/27/19	6,170

		12,443

South Africa (ZAR) (1%)
36,600,000	Republic of South Africa, 10.50%, 12/21/26	6,444
Sri Lanka (USD) (2%)
15,160,000	Republic of Sri Lanka 144A, 6.25%, 10/4/20 (b)	15,293
Turkey (TRY) (1%)
8,351,249	Turkey Government Bond, 4.50%, 2/11/15	5,978
Turkey (USD) (2%)
3,790,000	Republic of Turkey, 7.00%, 6/5/20	4,368
3,680,000	Republic of Turkey, 7.375%, 2/5/25	4,352
2,970,000	Republic of Turkey, 8.00%, 2/14/34	3,678

		12,398

Ukraine (USD) (6%)
3,120,000	Metinvest BV 144A, 8.75%, 2/14/18 (b)	3,362
6,190,000	Ukraine Government, 6.58%, 11/21/16 (d)	6,306
6,010,000	Ukraine Government, 6.75%, 11/14/17 (d)	6,132
8,630,000	Ukraine Government, 7.65%, 6/11/13 (d)	9,237
12,110,000	Ukraine Government, 7.75%, 9/23/20 (d)	12,655

		37,692

Uruguay (USD) (1%)
2,695,000	Republic of Uruguay, 6.875%, 9/28/25	3,160
2,460,000	Republic of Uruguay, 8.00%, 11/18/22	3,093

		6,253

Uruguay (UYU) (2%)
117,559,124	Republic of Uruguay, 4.25%, 4/5/27	6,954
112,952,785	Republic of Uruguay, 5.00%, 9/14/18	7,161

		14,115

Venezuela (USD) (6%)
13,580,000	Petroleos de Venezuela SA, 4.90%, 10/28/14	10,307
6,410,000	Republic of Venezuela, 5.75%, 2/26/16 (d)	4,952
10,780,000	Republic of Venezuela, 6.00%, 12/9/20 (d)	6,527
8,120,000	Republic of Venezuela, 7.00%, 3/31/38 (d)	4,649
9,490,000	Republic of Venezuela, 7.65%, 4/21/25	5,836
6,850,000	Republic of Venezuela, 9.25%, 5/7/28 (d)	4,668
6,185,000	Republic of Venezuela, 9.25%, 9/15/27 (c)	4,521

		41,460

Total Bonds (Cost - $596,349)		611,148

Investment Company (Cost - $50,017) (8%)
50,016,810	Payden Cash Reserves Money Market Fund *	50,017

Total (Cost - $646,366) (a) (103%)		661,165
Liabilities in excess of Other Assets (−3%)		(18,125)

Net Assets (100%)		$643,040

Semi-Annual Report

Payden Emerging Markets Bond Fund continued

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$19,834
Unrealized depreciation	(5,035)

Net unrealized appreciation	$14,799

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	All or a portion of these securities are on loan. At April 30, 2011, the total market value of the Fund’s securities on loan is $32,239 and the total market value of the collateral held by the Fund is $33,038. Amounts in 000s.

(d)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

			Unrealized
			Appreciation
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Assets:
6/21/2011	Malaysian Ringgit (Buy 57,417)	Morgan Stanley	$532
7/28/2011	Philippines Peso (Buy 546,590)	Credit Suisse	107
6/27/2011	Russian Ruble (Buy 357,170)	HSBC Securities	429
7/28/2011	Singapore Dollar (Buy 23,840)	Morgan Stanley	177

			$1,245

Liabilities:
6/15/2011	British Pound (Sell 7,728)	RBC Capital	$(483)
5/24/2011	Euro (Sell 8,745)	Royal Bank of Scotland	(367)
8/25/2011	Kazakhstani Tenge (Buy 1,821,000)	Barclays	(58)
5/24/2011	Turkish Lira (Sell 9,132)	Credit Suisse	(19)

			$(927)

Open Futures Contracts

				Unrealized
			Current	Appreciation
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

485	U.S. Treasury 5 Year Note Future	Jun-11	$57,457	$826
357	U.S. Treasury 10 Year Note Future	Jun-11	43,247	(566)
147	U.S. Treasury 20 Year Note Future	Jun-11	17,989	412
38	U.S. Ultra Long Bond	Jun-11	4,783	175

				$847

Open Swap Contracts

					Unrealized
	Fund			Notional	Appreciation
	Receives	Expiration		Principal	(Depreciation)
Contract Type	(Pays)	Date		(000s)	(000s)

Asset:
South Africa Interest Rate Swap	(6.21)%	Jan-13	ZAR	534,000	$329
Liability:
South Africa Interest Rate Swap	7.47%	Oct-20	ZAR	129,000	$(899)

See notes to financial statements.

Payden Mutual Funds

Payden Value Leaders Fund

The Fund seeks growth of capital and some current income by generally investing in large cap value stocks with up to 20% in foreign corporations.

Portfolio Composition - percent of value

Utility	21%
Financial	14%
Energy	12%
REIT	9%
Healthcare	7%
Other	37%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Stock (97%)
Consumer Discretionary (6%)
31,900	CBS Corp.	$810
20,600	Cinemark Holdings Inc.	419
33,900	Leggett & Platt Inc.	891
29,200	Regal Entertainment Group (c)	402

		2,522

Consumer Staple (7%)
31,300	Altria Group Inc.	840
12,100	Kimberly-Clark Corp.	799
6,600	Philip Morris International Inc.	458
21,800	Reynolds American Inc.	809

		2,906

Energy (13%)
4,900	ConocoPhillips	387
24,400	Enbridge Energy Partners LP	827
5,000	Energy Transfer Equity LP	230
14,500	Energy Transfer Partners LP (c)	788
18,800	Enterprise Products Partners LP (c)	814
10,700	Kinder Morgan Energy Partners (c)	827
12,000	Plains All American Pipeline LP	771
23,300	Targa Resources Partners LP	819

		5,463

Financial (16%)
9,100	AMB Property Corp.	331
20,600	Annaly Capital Management Inc.	368
51,000	Apollo Investment Corp.	604
36,200	Ares Capital Corp.	641
15,900	Ares Capital Corp. (c)	397
88,300	Chimera Investment Corp.	358
15,900	Countrywide Capital V	394
16,100	Goldman Sachs Group Inc.	397
21,300	HCP Inc.	844
16,600	Invesco Mortgage Capital Inc.	378
15,200	JPMorgan Chase Capital XXIX (c)	397
20,800	New York Community Bancorp Inc.	345
14,600	PNC Capital Trust E	388
50,300	Valley National Bancorp (c)	720

		6,562

Healthcare (8%)
30,700	Bristol-Myers Squibb Co.	863
23,000	Eli Lilly & Co.	851
22,400	Merck & Co. Inc.	805
47,700	Pfizer Inc.	1,000

		3,519

Industrial (4%)
31,500	Pitney Bowes Inc.	774
41,900	RR Donnelley & Sons Co.	790

		1,564

Real Estate Investment Trust (10%)
7,000	Digital Realty Trust Inc. (c)	422
15,800	Macerich Co.	835
11,200	Mack-Cali Realty Corp.	396
18,200	Nationwide Health Properties Inc.	797
34,500	Omega Healthcare Investors Inc. (c)	792
32,200	Public Storage (c)	819
16,000	Vornado Realty Trust (b)	399

		4,460

Technology (2%)
35,700	Intel Corp.	828
Telecommunication (8%)
32,200	AT&T Inc.	1,002
4,600	CenturyLink Inc.	188
51,000	Frontier Communications Corp. (c)	422
21,600	Verizon Communications Inc.	816
63,300	Windstream Corp.	811

		3,239

Utility (23%)
22,000	American Electric Power Co. Inc.	803
23,300	Atmos Energy Corp.	813
49,800	CenterPoint Energy Inc.	926
38,500	CMS Energy Corp.	762
15,800	Consolidated Edison Inc.	824
8,700	Dominion Resources Inc.	404
15,100	DPL Inc.	457
15,800	DTE Energy Co.	798
43,500	Duke Energy Corp.	811
19,100	FirstEnergy Corp.	763
9,300	Pinnacle West Capital Corp.	404
19,300	SCANA Corp.	801
20,500	Southern Co.	800
14,300	Westar Energy Inc.	389

		9,755

Total Stock (Cost - $39,239)		40,818

Corporate (Cost - $398) (1%)
430,000	Wachovia Capital Trust III, 5.56%, 3/29/49	399
Exchange Traded Fund (Cost - $402) (1%)
10,200	iShares S&P U.S. Preferred Stock Index Fund (c)	409
Investment Company (Cost - $5,426) (13%)
5,426,164	Payden Cash Reserves Money Market Fund *	5,426

Total (Cost - $45,465) (a) (112%)		47,052
Liabilities in excess of Other Assets (−12%)		(5,077)

Net Assets (100%)		$41,975

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

Semi-Annual Report

Payden Value Leaders Fund continued

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,978
Unrealized depreciation	(391)

Net unrealized appreciation	$1,587

(b)	Non-income producing security.

(c)	All or a portion of these securities are on loan. At April 30, 2011, the total market value of the Fund’s securities on loan is $4,979 and the total market value of the collateral held by the Fund is $5,183. Amounts in 000s.

See notes to financial statements.

Payden Mutual Funds

Payden U.S. Growth Leaders Fund

The Fund seeks long-term capital appreciation by generally investing in stocks of the 1,000 largest capitalized U.S. growth companies with up to 20% in foreign corporations.

Portfolio Composition - percent of value

Technology	30%
Energy	14%
Industrial	14%
Consumer Discretionary	11%
Healthcare	10%
Other	21%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Common Stock (99%)
Consumer Discretionary (11%)
3,600	Amazon.com Inc. (b)	$707
14,700	DIRECTV (b)	714
17,400	Dollar Tree Inc.	1,001
38,000	Ford Motor Co. (b)	588
21,000	Lowe’s Companies Inc.	551
13,000	McDonald’s Corp.	1,018
1,400	Priceline.com Inc. (b)	766

		5,345

Consumer Staple (8%)
35,700	Altria Group Inc.	958
14,100	Coca-Cola Co.	951
12,000	Costco Wholesale Corp.	971
14,900	Philip Morris International Inc.	1,035

		3,915

Energy (14%)
8,600	ConocoPhillips	679
11,600	Devon Energy Corp.	1,056
28,300	Exxon Mobil Corp.	2,490
24,600	Petroleo Brasileiro SA	918
10,000	Schlumberger Ltd.	898
19,700	Tesoro Corp. (b)	534

		6,575

Financial (6%)
5,400	BlackRock Inc.	1,058
23,800	Marsh & McLennan Cos. Inc.	721
14,700	PNC Financial Services Group Inc.	916

		2,695

Healthcare (10%)
9,100	Abbott Laboratories	474
15,400	Amgen Inc. (b)	876
29,500	Conventry Health Care Inc. (b)	952
16,700	Gilead Sciences Inc. (b)	649
20,700	UnitedHealth Group Inc.	1,019
9,600	Vertex Pharmaceuticals Inc. (b)	528

		4,498

Industrial (14%)
5,900	CSX Corp.	464
3,900	Cummins Inc.	469
8,800	Danaher Corp.	486
4,700	Deere & Co.	458
10,500	Dover Corp.	714
8,900	Raytheon Co.	432
13,800	Stericycle Inc. (b)	1,260
8,400	Union Pacific Corp.	869
10,700	United Parcel Service Inc.	802
6,600	United Technologies Corp.	591

		6,545

Material (3%)
6,600	Monsanto Co.	449
8,600	Newmont Mining Corp.	504
8,000	Potash Corp. of Saskatchewan Inc.	451

		1,404

Technology (31%)
12,300	Accenture PLC	703
2,700	Apple Inc. (b)	940
5,800	Baidu Inc. (b)	861
37,500	Cisco Systems Inc.	659
14,300	Cognizant Technology Solutions Corp. (b)	1,185
36,600	EMC Corp.	1,037
3,100	First Solar Inc. (b)(c)	433
1,600	Google Inc. (b)	871
16,800	Hewlett-Packard Co.	678
22,700	Intel Corp.	526
8,400	International Business Machines Corp.	1,433
13,400	Intuit Inc. (b)	745
10,400	Juniper Networks Inc. (b)	399
38,100	Oracle Corp.	1,374
17,000	QUALCOMM Inc.	966
8,700	VeriFone Systems Inc. (b)	477
25,100	VeriSign Inc.	928

		14,215

Telecommunication (2%)
8,400	American Tower Corp. (b)	439
23,600	Vodafone Group PLC	687

		1,126

Total Common Stock (Cost - $40,459)		46,318

Investment Company (Cost - $754) (2%)
754,328	Payden Cash Reserves Money Market Fund *	754

Total (Cost - $41,213) (a) (101%)		47,072
Liabilities in excess of Other Assets (−1%)		(423)

Net Assets (100%)		$46,649

Semi-Annual Report

Payden U.S. Growth Leaders Fund continued

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$6,136
Unrealized depreciation	(277)

Net unrealized appreciation	$5,859

(b)	Non-income producing security.

(c)	All or a portion of these securities are on loan. At April 30, 2011, the total market value of the Fund’s securities on loan is $411 and the total market value of the collateral held by the Fund is $416. Amounts in 000s.

See notes to financial statements.

Payden Mutual Funds

Payden Global Equity Fund

The fund seeks long-term capital appreciation by generally investing in large cap stocks and stock index futures of companies throughout the world and may also hold up to 30% in short sale positions.

Geographic Equity Exposure - Percent of value

North America	63%
Europe/UK	19%
Emerging Markets	12%
Asia	6%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (40%)
Foreign Government (30%)
1,000,000	Belgium Treasury Bill, 0.00%, 9/15/11 EUR (c)	$1,476
800,000	Dutch Treasury Certificate, 0.00%, 6/30/11 EUR (c)	1,185
250,000	Dutch Treasury Certificate, 0.00%, 9/30/11 EUR (c)	369
500,000	France Treasury Bill BTF, 0.00%, 5/5/11 EUR (c)	742
700,000	France Treasury Bill BTF, 0.00%, 9/22/11 EUR (c)(e)	1,034
700,000	French Treasury Bill BTF, 0.00%, 7/28/11 EUR (c)	1,036

		5,842

U.S. Government Agency (10%)
2,000,000	FAMC Disc Note, 0.13%, 6/14/11 (f)	2,000

Total Bonds (Cost - $7,257)		7,842

Exchange Traded Fund (Cost - $8,389) (46%)
143,600	DnB NOR OBX NOK(c)	1,110
3,100	Energy Select Sector SPDR Fund	250
47,900	Financial Select Sector SPDR Fund	784
8,900	iShares Dow Jones U.S. Financial Sector Index Fund	530
11,000	iShares MSCI Canada Index Fund (d)	371
13,100	iShares MSCI Germany Index Fund (b)(d)	377
22,900	iShares MSCI Singapore Index Fund	331
5,700	iShares MSCI South Korea Index Fund	393
42,000	Industrial Select Sector SPDR Fund (d)	1,625
6,000	Market Vectors Indonesia Index ETF (d)	191
16,100	Market Vectors Russia ETF	664
25,200	PowerShares QQQ Trust	1,490
20,600	Vanguard MSCI Emerging Markets ETF	1,042

		9,158

Investment Company (Cost - $4,541) (23%)
4,540,917	Payden Cash Reserves Money Market Fund *	4,541

Total (Cost - $20,187) (a) (109%)		21,541
Liabilities in excess of Other Assets (−9%)		(1,857)

Net Assets (100%)		$19,684

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,382
Unrealized depreciation	(28)

Net unrealized appreciation	$1,354

(b)	Non-income producing security.

(c)	Par in foreign currency.

(d)	All or a portion of these securities are on loan. At April 30, 2011, the total market value of the Fund’s securities on loan is $1,535 and the total market value of the collateral held by the Fund is $1,852. Amounts in 000s.

(e)	All or a portion of the securities are pledged as collateral to cover open futures contract margin requirements.

(f)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

			Unrealized
			Appreciation
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Assets:
7/27/2011	Australian Dollar (Buy 641)	Bank of America	$27
7/27/2011	Brazilian Real (Buy 528)	Bank of America	6
7/27/2011	British Pound (Buy 990)	Credit Suisse	43
7/27/2011	Canadian Dollar (Buy 923)	Bank of America	20
7/27/2011	Danish Krone (Buy 408)	Citigroup	3
7/27/2011	Hong Kong Dollar (Buy 1,648)	Credit Suisse	—
7/27/2011	Japanese Yen (Buy 70,325)	Royal Bank of Scotland	14
7/27/2011	Malaysian Ringgit (Buy 1,845)	HSBC Securities	11
7/27/2011	Mexican New Peso (Buy 7,540)	Royal Bank of Scotland	13
7/27/2011	New Taiwan Dollar (Buy 8,069)	Bank of America	2
7/27/2011	Singapore Dollar (Buy 783)	Royal Bank of Scotland	13
7/27/2011	South Korean Won (Buy 249,041)	Bank of America	3
7/27/2011	Swedish Krona (Buy 1,459)	Citigroup	11
7/27/2011	Swiss Franc (Buy 534)	Royal Bank of Scotland	20

			$186

Liabilities:
7/27/2011	Euro (Sell 2,865)	Citigroup/HSBC Securities	$(172)
7/27/2011	Norwegian Krone (Sell 5,334)	Citigroup/Morgan Stanley	(46)
6/27/2011	Russian Ruble (Sell 5,130)	HSBC Securities	(6)

			$(224)

Semi-Annual Report

Payden Global Equity Fund continued

Open Futures Contracts

				Unrealized
			Current	Appreciation
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

8	Canadian TSE 60 Index Future	Jun-11	$1,344	$33
2	DAX Index Future	Jun-11	558	62
39	EMINI S&P Midcap Future	Jun-11	3,953	286
16	FTSE 100 Index Future	Jun-11	1,610	108
2	NASDAQ 100 Future	Jun-11	480	31
23	S&P 500 EMINI Future	Jun-11	1,564	54
8	Topix Index Future	Jun-11	841	(32)

				$542

See notes to financial statements.

Payden Mutual Funds

Metzler/Payden European Emerging Markets Fund

The Fund seeks long-term capital appreciation by generally investing in equity securities of issuers of any capitalization organized in European emerging markets countries.

Country Holdings - percent of value

Russia	40%
Poland	30%
Czech Republic	9%
Hungary	8%
Romania	4%
Other	9%

Schedule of Investments - April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Common Stock (99%)
Consumer Cyclical (0%)
100,000	Silvano Fashion Group AS	$465
Consumer Discretionary (3%)
150,000	NFI Empik Media & Fashion SA	1,028
1,097,000	Olympic Entertainment Group AS	2,430
156,279	Tallinna Kaubamaja AS	1,519
1,000,000	Vistula Group SA (b)	785

		5,762

Consumer Staple (3%)
5,682,000	Albalact SA (b)	462
30,000	AmRest Holdings SE (b)	921
40,000	Cherkizovo Group OJSC (b)(c)	784
159,777	Eurocash SA	1,959
1,900	LPP SA	1,541

		5,667

Diversified (0%)
60,000	Globe Trade Centre SA (b)	469
Energy (30%)
40,000	Gazprom Neft JSC	1,010
900,000	Gazprom OAO	15,183
185,816	LUKOIL, LUK GR, EUR, Frankfurt	12,858
54,000	MOL Hungarian Oil and Gas PLC (b)	7,540
27,000	NovaTek OAO (c)	3,794
195,000	Polski Koncern Naftowy Orlen SA (b)	4,068
710,400	Rosneft Oil Co. (c)	6,340
445,000	Surgutneftegas OJSC	4,748

		55,541

Financial (29%)
5,246,502	Banca Transilvania (d)	2,897
250,000	Bank Millennium SA	513
117,000	Bank Pekao SA	7,679
444,100	BRD-Groupe Societe Generale	2,424
20,000	BRE Bank SA (b)	2,610
7,000,000	Dafora SA (b)(d)	329
340,000	Echo Investment SA (b)	649
385,000	Getin Holding SA (b)	2,165
150,000	Halyk Savings Bank of Kazakhstan JSC (c)	1,462
450,000	Immoeast AG rights (b)(d)	0
75,000	Kazkommertsbank JSC (b)(c)	536
14,500	Komercni Banka AS	3,827
200,000	OTP Bank PLC	7,088
290,000	PIK Group (b)(c)	1,247
475,437	Powszechna Kasa Oszczednosci Bank Polski SA	8,196
45,000	Powszechny Zaklad Ubezpieczen SA	6,332
700,000	Sberbank of Russia	2,559
500,000	Sistema-Hals GDR (b)(c)	640
275,000	VTB Bank OJSC (c)	1,779

		52,932

Industrial (10%)
2,672,100	Compa-Sibiu (b)(d)	517
980,000	Impexmetal SA (b)	1,859
16,250	Kopex SA	124
200,000	LSR Group (c)	1,870
225,000	New World Resources NV	3,813
1,000,000	Polimex-Mostostal SA	1,316
155,000	Ramirent OYJ	2,645
14,250	Rockwool International AS	1,887
1,347,048	Steppe Cement Ltd. (b)	966
1,782,721	Tallink Group PLC (b)	1,944
76,700	Trakcja Polska, SA	101
70,000	United Co. RUSAL PLC (b)	1,078

		18,120

Material (10%)
90,000	Evraz Group SA (b)(c)	3,051
26,553	Grupa Kety SA	1,314
60,000	KGHM Polska Miedz SA	4,420
100,000	Mechel-ADR	2,857
195,000	MMC Norilsk Nickel OJSC	5,382
60,000	Petropavlovsk PLC	894

		17,918

Technology (2%)
2,400,000	Condmag SA (b)(d)	328
2,880,000	Condmag SA Rts. (b)(d)	193
194,915	M Video OJSC	1,949
230,000	Multimedia Polska SA	807

		3,277

Telecommunication (9%)
207,000	Agora SA	1,991
70,000	Central European Media Enterprises Ltd. (b)	1,604
95,000	Cesky Telecom AS	2,440
185,000	Mobile Telesystems OJSC	3,913
450,000	Telekomunikacja Polska SA	2,979
355,000	TVN SA	2,354
105,000	VimpelCom Ltd.	1,530

		16,811

Utility (3%)
80,000	CEZ AS	4,590

Total Common Stock (Cost - $147,543)		181,552
Investment Company (Cost - $3.522) (2%)
3,521,674	Payden Cash Reserves Money Market Fund *	3,522

Total (Cost - $151,065) (a) (101%)		185,074
Liabilities in excess of Other Assets (−1%)		(990)

Net Assets (100%)		$184,084

*	Affiliated investment

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

Semi-Annual Report

Metzler/Payden European Emerging Markets Fund continued

(a)	Unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$36,543
Unrealized depreciation	(2,534)

Net unrealized appreciation	$34,009

(b)	Non-income producing security.

(c)	Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Security appraised at fair value under procedures established by the Board.

Open Forward Currency Contracts to USD

			Unrealized
Delivery			(Depreciation)
Date	Currency (000s)	Counterparty	(000s)

Liabilities:
5/4/2011	Polish Zloty (Buy 1,119)	BNY Mellon	$(1)

See notes to financial statements.

Payden Mutual Funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Semi-Annual Report

Statements of Assets & Liabilities

April 30, 2011
Numbers in 000s

	Payden	Payden
	Cash Reserves	Limited	Payden
	Money Market	Maturity	Short Bond
	Fund	Fund	Fund

ASSETS:
Investments, at value*	$264,525	$216,376	$486,602
Affiliated investments, at value**		14,316	5,854
Repurchase agreement, at value	270,000
Foreign cash***
Cash
Restricted cash for collateral
Receivable for:
Interest and dividends	522	676	3,991
Paydowns		19	91
Investments sold			7,069
Fund shares sold	1,572	158	155
Futures
Swap contracts
Forward currency contracts
Receivable from Advisor (Note 3)	35
Other assets	51	29	51

Total Assets	536,705	231,574	503,813

LIABILITIES:
Payable for:
Bank overdraft
Forward currency contracts		354	1,248
Investments purchased		9,479	7,031
Fund shares redeemed	1	14	238
Futures		1	49
Swaps		16
Distributions payable	6	6	184
Liability for securities on loan (Note 2)		1,545	3,514
Accrued expenses:
Investment advisory fees (Note 3)		34	113
Administration fees (Note 3)	68	24	63
Distribution fees (Note 3)
Trustee fees and expenses	5	2	5
Other liabilities	61	52	109

Total Liabilities	141	11,527	12,554

NET ASSETS	$536,564	$220,047	$491,259

NET ASSETS:
Paid in capital	$536,576	$230,503	$490,051
Undistributed net investment income (loss)	(6)	(102)	845
Undistributed net realized gains (losses) from investments	(6)	(10,678)	(5,951)
Net unrealized appreciation (depreciation) from:
Investments		674	7,535
Translation of assets and liabilities in foreign currencies		(350)	(1,221)

NET ASSETS	$536,564	$220,047	$491,259

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets
Shares Outstanding
Net Asset Value Per Share

Investor Class
Net Assets	$536,564	$220,047	$491,259
Shares Outstanding	536,567	23,278	48,337
Net Asset Value Per Share	$1.00	$9.45	$10.16

* Investments, at cost	$534,525	$215,662	$478,228
** Affiliated investments, at cost		14,316	5,854
*** Foreign cash, at cost

See notes to financial statements.

Payden Mutual Funds

Payden				Payden	Payden
U.S.	Payden	Payden	Payden	High	Tax
Government	GNMA	Core Bond	Corporate	Income	Exempt
Fund	Fund	Fund	Bond Fund	Fund	Bond Fund

$102,781	$951,862	$486,746	$47,051	$1,103,641	$13,034
475	32,223	47,810	2,786	95,214

		180

338	2,816	4,358	683	22,339	168
134	745
	21,996	10,213			568
1	377	3		489

		117
		1,061
					4
23	73	50	14	136	14

103,752	1,010,092	550,538	50,534	1,221,819	13,788

		676
	331,492	43,283		4,784	129
39	772	737	15	554	2
3	12	16	2
		347
5	304				2
		16,592	1,757	85,926

22	68	108	1	314
13	83	58	6	135	2
	7	8
1	6	1		6
39	322	97	42	217	27

122	333,066	61,923	1,823	91,936	162

$103,630	$677,026	$488,615	$48,711	$1,129,883	$13,626

$102,292	$661,803	$490,446	$45,260	$1,052,800	$13,309
(79)	(6,913)	(77)	16	(110)	28
81	5,076	(16,354)	307	(4,019)	(42)

1,336	17,060	14,204	3,128	81,212	331
		396

$103,630	$677,026	$488,615	$48,711	$1,129,883	$13,626

$578	$34,812	$39,034		$2,444
52.44	3,353	3,708		330.6
$11.02	$10.38	$10.53		$7.39

$103,052	$642,214	$449,581	$48,711	$1,127,439	$13,626
9,350	61,833	42,625	4,323	152,456	1,350
$11.02	$10.39	$10.55	$11.27	$7.40	$10.09

$101,394	$934,593	$472,468	$43,919	$1,022,429	$12,703
475	32,223	47,448	2,786	$95,214

See notes to financial statements.

Semi-Annual Report

Statements of Assets & Liabilities continued

April 30, 2011
Numbers in 000s

	Payden	Payden	Payden
	California	Global	Global Fixed
	Municipal	Short Bond	Income
	Income Fund	Fund	Fund

ASSETS:
Investments, at value*	$41,231	$151,868	$63,073
Affiliated investments, at value**		2,197	11,100
Repurchase agreement, at value
Foreign cash***		249	476
Cash			1
Restricted cash for collateral
Receivable for:
Interest and dividends	541	1,403	978
Paydowns
Investments sold		945	15
Fund shares sold	13	8	163
Futures
Swap contracts
Forward currency contracts		155	434
Receivable from Advisor (Note 3)
Other assets	8	20	26

Total Assets	41,793	156,845	76,266

LIABILITIES:
Payable for:
Bank overdraft
Forward currency contracts		890	1,503
Investments purchased		943	989
Fund shares redeemed	268	123	10
Futures		7	8
Swaps
Distributions payable	12
Liability for securities on loan (Note 2)		2,191	1,507
Accrued expenses:
Investment advisory fees (Note 3)	6	49	12
Administration fees (Note 3)	5	18	9
Distribution fees (Note 3)
Trustee fees and expenses	1	1	1
Other liabilities	26	53	60

Total Liabilities	318	4,275	4,099

NET ASSETS	$41,475	$152,570	$72,167

NET ASSETS:
Paid in capital	$41,022	$155,160	$73,019
Undistributed net investment income (loss)		(279)	256
Undistributed net realized gains (losses) from investments	(113)	(4,498)	(3,998)
Net unrealized appreciation (depreciation) from:
Investments	566	2,897	3,913
Translation of assets and liabilities in foreign currencies		(710)	(1,023)

NET ASSETS	$41,475	$152,570	$72,167

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets
Shares Outstanding
Net Asset Value Per Share

Investor Class
Net Assets	$41,475	$152,570	$72,167
Shares Outstanding	4,190	15,066	8,121
Net Asset Value Per Share	$9.90	$10.13	$8.89

* Investments, at cost	$40,665	$148,824	$59,459
** Affiliated investments, at cost		2,197	10,721
*** Foreign cash, at cost		240	467

See notes to financial statements.

Payden Mutual Funds

Payden	Payden	Payden	Payden	Metzler/Payden
Emerging	Value	U.S. Growth	Global	European
Markets Bond	Leaders	Leaders	Equity	Emerging
Fund	Fund	Fund	Fund	Markets Fund

$611,148	$41,626	$46,318	$17,000	$181,552
50,017	5,426	754	4,541	3,522

899			65	70

2,511

10,746	139	28	3	534

3,106			1
325				161
43			31
329
1,245			186

273	14	18	16	27

680,642	47,205	47,118	21,843	185,866

30
927			224	1
1,796			42	1,104
386	4			387

899

33,038	5,183	416	1,852

227	13	22	8	96
76	5	5	2	22
3
2		1		2
218	25	25	31	170

37,602	5,230	469	2,159	1,782

$643,040	$41,975	$46,649	$19,684	$184,084

$620,045	$56,371	$75,953	$20,113	$291,202
2,378	183	59	(33)	(1,424)
5,151	(16,166)	(35,222)	(2,255)	(139,713)

15,076	1,587	5,859	1,896	34,009
390			(37)	10

$643,040	$41,975	$46,649	$19,684	$184,084

$14,455
999
$14.47

$628,585	$41,975	$46,649	$19,684	$184,084
43,514	4,109	5,149	2,330.70	5,471
$14.45	$10.22	$9.06	$8.45	$33.65

$596,349	$40,039	$40,459	$15,646	$147,543
50,017	5,426	754	4,541	3,522
902			64	66

See notes to financial statements.

Semi-Annual Report

Statements of Operations

Period ended April 30, 2011
Dollars in 000s

	Payden	Payden
	Cash Reserves	Limited	Payden
	Money Market	Maturity	Short Bond
	Fund	Fund	Fund

INVESTMENT INCOME:
Interest income (Note 2)	$573	$1,258	$7,528
Dividend income	1
Dividend income from affiliated investment (Note 2)		1	1
Income from securities lending			2
Foreign tax withholdings

Investment Income	574	1,259	7,531

EXPENSES:
Investment advisory fees (Note 3)	423	252	728
Administration fees (Note 3)	423	135	390
Shareholder servicing fees		34	103
Distribution fees (Note 3)
Custodian fees	15	8	28
Transfer agent fees	(17)	7	24
Registration and filing fees	11	(2)	11
Trustee fees and expenses	43	11	36
Printing and mailing costs	12	6	12
Legal fees	7	3	8
Publication expense	16	3	7
Pricing fees	1	8	13
Fund accounting fees	36	12	33
Insurance	22	5	17
Audit fees	13	18	18
Loan commitment fees (Note 2)	1	1	5
Expenses previously deferred (Note 3)

Gross Expenses	1,006	501	1,433
Expense subsidy (Note 3)	(489)	(52)	(55)
Custodian credits (Note 2)

Net Expenses	517	449	1,378

Net Investment Income (loss)	57	810	6,153

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Affiliated investments
Investments	1	193	2,286
Foreign currency transactions		(326)	(925)
Futures contracts			(3)
Swap contracts		(15)
Change in net unrealized appreciation (depreciation) from:
Affiliated investments
Investments		802	(2,073)
Translation of assets and liabilities in foreign currencies		(379)	(1,418)
Futures contracts		(24)	(593)
Swap contracts		15

Net Realized and Unrealized Gains (Losses)	1	266	(2,726)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$58	$1,076	$3,427

See notes to financial statements.

Payden Mutual Funds

Payden				Payden	Payden	Payden
U.S.	Payden	Payden	Payden	High	Tax Exempt	California
Government	GNMA	Core Bond	Corporate	Income	Bond	Municipal
Fund	Fund	Fund	Bond Fund	Fund	Fund	Income Fund

$1,065	$10,160	$10,325	$1,216	$42,132	$281	$743

	1	384		3
		1		82

1,065	10,161	10,710	1,216	42,217	281	743

142	943	720	81	1,875	29	68
76	524	386	34	804	13	32
14	465	54	35	345	8	2
1	36	43		2
8	37	26	7	31	1	1
11	30	15	7	50	6	7
14	12	14	10	79	5	(3)
7	49	34	3	66	2	3
2	15	13	1	34		1
1	10	9	1	18		1
3	12	9	1	9	2	2
4	13	11	7	14	5	5
7	43	31	4	67	2	4
3	22	16	1	30	1	1
13	19	19	24	14	14	14
1	6	4		8		1

307	2,236	1,404	216	3,446	88	139
(2)	(455)		(66)		(39)	(22)

305	1,781	1,404	150	3,446	49	117

760	8,380	9,306	1,066	38,771	232	626

78	(939)	4,301	403	17,584	14	(109)
		1,328
(8)	115	(185)	(117)
		7

		362
(1,596)	(2,316)	(12,943)	(996)	(4,237)	(708)	(1,092)
		154
(10)	(209)	(206)	19
		(230)

(1,536)	(3,349)	(7,412)	(691)	13,347	(694)	(1,201)

$(776)	$5,031	$1,894	$375	$52,118	$(462)	$(575)

See notes to financial statements.

Semi-Annual Report

Statements of Operations continued

Period ended April 30, 2011
Dollars in 000s

		Payden
	Payden	Global	Payden
	Global	Fixed	Emerging
	Short Bond	Income	Markets
	Fund	Fund	Bond Fund

INVESTMENT INCOME:
Interest income (Note 2)	$1,425	$1,397	$21,696
Dividend income	2
Dividend income from affiliated investment (Note 2)		315	3
Income from securities lending	1		4
Foreign tax withholdings

Investment Income	1,428	1,712	21,703

EXPENSES:
Investment advisory fees (Note 3)	164	109	1,388
Administration fees (Note 3)	82	55	463
Shareholder servicing fees	37	40	368
Distribution fees (Note 3)			16
Custodian fees	11	27	83
Transfer agent fees	7	8	26
Registration and filing fees	1	4	9
Trustee fees and expenses	5	5	33
Printing and mailing costs	6	2	21
Legal fees	2	1	8
Publication expense	2	3	5
Pricing fees	10	10	5
Fund accounting fees	9	6	37
Insurance	2	3	12
Audit fees	14	19	16
Loan commitment fees (Note 2)	1	1	4
Expenses previously deferred (Note 3)	28		184

Gross Expenses	381	293	2,678
Expense subsidy (Note 3)		(37)
Custodian credits (Note 2)

Net Expenses	381	256	2,678

Net Investment Income (loss)	1,047	1,456	19,025

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Affiliated investments		(5)
Investments	463	1,410	8,654
Foreign currency transactions	(782)	(328)	746
Futures contracts	32	113	(2,774)
Swap contracts			285
Change in net unrealized appreciation (depreciation) from:
Affiliated investments		106
Investments	1,382	(1,273)	(27,732)
Translation of assets and liabilities in foreign currencies	(719)	(1,044)	(1)
Futures contracts	(136)	(70)	1,304
Swap contracts			(1,102)

Net Realized and Unrealized Gains (Losses)	240	(1,091)	(20,620)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,287	$365	$(1,595)

See notes to financial statements.

Payden Mutual Funds

	Payden
Payden	U.S.	Payden	Metzler/Payden
Value	Growth	Global	European
Leaders	Leaders	Equity	Emerging
Fund	Fund	Fund	Markets Fund

$1		$20
724	$393	69	$799

3	1	3
	(2)		(140)

728	392	92	659

84	158	79	647
25	39	13	129
4	3	12	169

1	5	9	186
19	8	7	66
(1)	(2)	3	15
2	4	1	13
1	1	1	67
1	1		47
2	2	2	2
			5
4	5	3	20
1	1		6
13	13	13	17
	1		2
	12

156	251	143	1,391
(21)		(18)	(96)

135	251	125	1,295

593	141	(33)	(636)

2,804	9,476	764	16,905
		56	(652)
8	32	634

1,628	(1,861)	424	15,453
		(75)	4
		343

4,440	7,647	2,146	31,710

$5,033	$7,788	$2,113	$31,074

See notes to financial statements.

Semi-Annual Report

Statements of Changes in Net Assets

Six months ended April 30, 2011 and year ended October 31, 2010
Numbers in 000s

	Payden Cash Reserves		Payden Limited
	Money Market Fund		Maturity Fund
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)	$57	$241	$810	$1,144
Net realized gains (losses) on investments	1	(7)	(148)	(266)
Change in net unrealized appreciation/(depreciation)			414	1,673

Change in Net Assets Resulting from Operations	58	234	1,076	2,551

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class
Investor Class	(57)	(194)	(910)	(1,236)
Net realized gains from investments:
Adviser Class
Investor Class
Return of capital
Adviser Class
Investor Class		(47)		(59)

Change in Net Assets from Distributions to Shareholders	(57)	(241)	(910)	(1,295)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class
Investor Class	11,803,896	21,261,185	120,077	158,725
Reinvestment of distributions:
Adviser Class
Investor Class	22	102	892	1,275
Cost of fund shares redeemed:
Adviser Class
Investor Class	(11,859,224)	(21,757,367)	(59,521)	(115,293)
Proceeds from redemption fees (Note 3)
Investor Class

Change in Net Assets from Capital Transactions	(55,306)	(496,080)	61,448	44,707

Total Change in Net Assets	(55,305)	(496,087)	61,614	45,963

NET ASSETS:
Beginning of period	591,869	1,087,956	158,433	112,470

End of period	$536,564	$591,869	$220,047	$158,433

Accumulated net investment income/(loss)	$(6)	$(6)	$(102)	$(2)

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class
Outstanding shares at beginning of period

Shares sold
Shares issued in reinvestment of distributions
Shares redeemed

Change in shares outstanding

Outstanding shares at end of period

Investor Class
Outstanding shares at beginning of period	591,873	1,087,953	16,768	12,004

Shares sold	11,803,896	21,261,185	12,723	16,893
Shares issued in reinvestment of distributions	22	102	95	136
Shares redeemed	(11,859,224)	(21,757,367)	(6,308)	(12,265)

Change in shares outstanding	(55,306)	(496,080)	6,510	4,764

Outstanding shares at end of period	536,567	591,873	23,278	16,768

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)			62,454	160,504
Sale of investments (excluding government)			52,417	81,257
Purchase of government securities			37,369	26,685
Sale of government securities			4,347	27,644

See notes to financial statements.

Payden Mutual Funds

Payden		Payden		Payden		Payden
Short Bond Fund		U.S. Government Fund		GNMA Fund		Core Bond Fund
2011	2010	2011	2010	2011	2010	2011	2010

$6,153	$10,789	$760	$1,821	$8,380	$15,761	$9,306	$19,430
1,358	1,462	70	1,080	(824)	22,934	5,451	16,344
(4,084)	7,655	(1,606)	1,412	(2,525)	8,415	(12,863)	5,304

3,427	19,906	(776)	4,313	5,031	47,110	1,894	41,078

		(3)	(2)	(618)	(181)	(615)	(942)
(6,243)	(11,290)	(862)	(2,025)	(15,199)	(31,173)	(8,768)	(19,282)

		(4)
(1,172)	(1,524)	(932)	(1,185)	(132)
				(3,383)
							(50)
							(1,021)

(7,415)	(12,814)	(1,801)	(3,212)	(19,332)	(31,354)	(9,383)	(21,295)

		148	467	17,316	21,719	10,384	63,775
134,639	310,955	18,629	40,338	144,824	430,706	21,681	71,714

		8	2	633	178	615	992
6,377	10,953	1,786	3,205	16,767	28,531	8,713	20,201

		(1)	(40)	(3,987)	(856)	(4,240)	(33,064)
(186,375)	(146,781)	(25,340)	(36,652)	(248,841)	(348,443)	(113,190)	(81,044)

					—

(45,359)	175,127	(4,770)	7,320	(73,288)	131,835	(76,037)	42,574

(49,347)	182,219	(7,347)	8,421	(87,589)	147,591	(83,526)	62,357

540,606	358,387	110,977	102,556	764,615	617,024	572,141	509,784

$491,259	$540,606	$103,630	$110,977	$677,026	$764,615	$488,615	$572,141

$845	$935	$(79)	$26	$(6,913)	$524	$(77)	—

		38		2,005		3,060

		13	42	1,674	2,070	994	6,173
		1		61	17	59	95
			(4)	(387)	(82)	(405)	(3,208)

		14	38	1,348	2,005	648	3,060

		52	38	3,353	2,005	3,708	3,060

52,823	35,438	9,788	9,177	70,391	59,932	50,536	49,455

13,242	30,789	1,693	3,630	13,944	41,445	2,068	6,904
629	1,083	162	289	1,621	2,746	830	1,942
(18,357)	(14,487)	(2,293)	(3,308)	(24,123)	(33,732)	(10,809)	(7,765)

(4,486)	17,385	(438)	611	(8,558)	10,459	(7,911)	1,081

48,337	52,823	9,350	9,788	61,833	70,391	42,625	50,536

117,616	331,544					179,224	248,011
132,740	143,704					191,476	205,848
43,188	122,384	42,361	120,910	79,396	508,743	129,751	463,613
73,510	85,749	44,960	99,500	116,642	188,888	153,215	431,069

See notes to financial statements.

Semi-Annual Report

Statements of Changes in Net Assets continued

Six months ended April 30, 2011 and year ended October 31, 2010
Numbers in 000s

	Payden Corporate		Payden
	Bond Fund		High Income Fund
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)	$1,066	$2,049	$38,771	$63,632
Net realized gains (losses) on investments	286	1,635	17,584	8,485
Change in net unrealized appreciation/(depreciation)	(977)	1,110	(4,237)	51,021

Change in Net Assets Resulting from Operations	375	4,794	52,118	123,138

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class			(51)	(11)
Investor Class	(1,075)	(2,048)	(39,846)	(62,839)
Net realized gains from investments:
Adviser Class
Investor Class	(1,613)	(335)
Return of capital
Adviser Class
Investor Class

Change in Net Assets from Distributions to Shareholders	(2,688)	(2,383)	(39,897)	(62,850)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class			2,789	446
Investor Class	4,770	14,021	180,434	481,935
Reinvestment of distributions:
Adviser Class			50	11
Investor Class	2,634	2,342	23,127	34,913
Cost of fund shares redeemed:
Adviser Class			(876)
Investor Class	(3,765)	(13,621)	(126,999)	(214,307)
Proceeds from redemption fees (Note 3)
Investor Class			4	5

Change in Net Assets from Capital Transactions	3,639	2,742	78,529	303,003

Total Change in Net Assets	1,326	5,153	90,750	363,291

NET ASSETS:
Beginning of period	47,385	42,232	1,039,133	675,842

End of period	$48,711	$47,385	$1,129,883	$1,039,133

Accumulated net investment income/(loss)	$16	$25	$(110)	$1,016

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class
Outstanding shares at beginning of period			64

Shares sold			380	63
Shares issued in reinvestment of distributions			7	1
Shares redeemed			(120)

Change in shares outstanding			267	64

Outstanding shares at end of period			331	64

Investor Class
Outstanding shares at beginning of period	3,998	3,758	142,021	98,927

Shares sold	423	1,231	24,603	68,760
Shares issued in reinvestment of distributions	236	206	3,164	4,972
Shares redeemed	(334)	(1,197)	(17,332)	(30,638)

Change in shares outstanding	325	240	10,435	43,094

Outstanding shares at end of period	4,323	3,998	152,456	142,021

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	11,030	29,724	268,727	468,834
Sale of investments (excluding government)	9,822	26,988	187,309	173,505
Purchase of government securities	1,424	3,226
Sale of government securities	1,578	3,524

See notes to financial statements.

Payden Mutual Funds

Payden Tax Exempt		Payden California Municipal				Payden Global Short			Payden Global Fixed
Bond Fund		Income Fund				Bond Fund			Income Fund
2011	2010	2011		2010		2011	2010		2011	2010

$232	$580		$626		$1,360	$1,047		$1,633	$1,456	$3,193
14	67		(109)		866	(287)		(312)	1,190	3,171
(708)	585		(1,092)		468	527		1,920	(2,281)	58

(462)	1,232		(575)		2,694	1,287		3,241	365	6,422

(232)	(580)		(626)		(1,360)	(1,326)		(1,472)	(1,528)	(4,293)

			(869)		(243)

								(24)

(232)	(580)		(1,495)		(1,603)	(1,326)		(1,496)	(1,528)	(4,293)

2,418	11,095		3,103		10,935	88,386		20,858	6,105	27,361

227	573		1,380		1,498	1,297		1,462	1,469	4,171

(13,503)	(9,037)		(7,518)		(11,200)	(6,405)		(14,649)	(10,680)	(59,228)

(10,858)	2,631		(3,035)		1,233	83,278		7,671	(3,106)	(27,696)

(11,552)	3,283		(5,105)		2,324	83,239		9,416	(4,269)	(25,567)

25,178	21,895		46,580		44,256	69,331		59,915	76,436	102,003

$13,626	$25,178		$41,475		$46,580	$152,570		$69,331	$72,167	$76,436

$28	$28	$		$		$(279)	$		$256	$328

2,440	2,181		4,496		4,380	6,824		6,056	8,473	11,615

242	1,094		314		1,072	8,747		2,084	686	3,082
23	56		141		147	128		146	166	473
(1,355)	(891)		(761)		(1,103)	(633)		(1,462)	(1,204)	(6,697)

(1,090)	259		(306)		116	8,242		768	(352)	(3,142)

1,350	2,440		4,190		4,496	15,066		6,824	8,121	8,473

763	9,259		5,470		22,587	88,201		50,037	16,681	95,359
11,364	6,080		9,928		21,597	24,349		30,657	23,618	114,458
						25,614		9,465	8,803	26,120
						7,300		12,443	5,347	33,751

See notes to financial statements.

Semi-Annual Report

Statements of Changes in Net Assets continued

Six months ended April 30, 2011 and year ended October 31, 2010
Numbers in 000s

	Payden Emerging Markets		Payden Value
	Bond Fund		Leaders Fund
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)	$19,025	$19,947	$593	$420
Net realized gains (losses) on investments	6,911	9,350	2,812	137
Change in net unrealized appreciation/(depreciation)	(27,531)	28,896	1,628	2,478

Change in Net Assets Resulting from Operations	(1,595)	58,193	5,033	3,035

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	(344)	(198)
Investor Class	(16,672)	(18,169)	(546)	(452)
Net realized gains from investments:
Adviser Class
Investor Class
Return of capital
Adviser Class
Investor Class

Change in Net Assets from Distributions to Shareholders	(17,016)	(18,367)	(546)	(452)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	6,143	11,987
Investor Class	291,543	217,162	12,156	1,558
Reinvestment of distributions:
Adviser Class	342	198
Investor Class	16,398	17,958	539	446
Cost of fund shares redeemed:
Adviser Class	(2,282)	(2,287)
Investor Class	(93,731)	(83,169)	(2,242)	(5,915)
Proceeds from redemption fees (Note 3)
Investor Class	22	42

Change in Net Assets from Capital Transactions	218,435	161,891	10,453	(3,911)

Total Change in Net Assets	199,824	201,717	14,940	(1,328)

NET ASSETS:
Beginning of period	443,216	241,499	27,035	28,363

End of period	$643,040	$443,216	$41,975	$27,035

Accumulated net investment income/(loss)	$2,378	$369	$183	$136

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class
Outstanding shares at beginning of period	708

Shares sold	427	851
Shares issued in reinvestment of distributions	24	14
Shares redeemed	(160)	(157)

Change in shares outstanding	291	708

Outstanding shares at end of period	999	708

Investor Class
Outstanding shares at beginning of period	29,143	18,241	3,033	3,473

Shares sold	19,778	15,602	1,256	177
Shares issued in reinvestment of distributions	1,152	1,289	55	53
Shares redeemed	(6,559)	(5,989)	(235)	(670)

Change in shares outstanding	14,371	10,902	1,076	(440)

Outstanding shares at end of period	43,514	29,143	4,109	3,033

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	485,370	313,717	50,145	19,555
Sale of investments (excluding government)	278,439	156,255	39,728	22,997
Purchase of government securities
Sale of government securities

See notes to financial statements.

Payden Mutual Funds

Payden U.S. Growth		Payden		Metzler/Payden European
Leaders Fund		Global Equity Fund		Emerging Markets Fund
2011	2010	2011	2010	2011	2010

$141	$173	$(33)	$(97)	$(636)	$(331)
9,508	8,449	1,454	783	16,253	29,128
(1,861)	764	692	812	15,457	(2,390)

7,788	9,386	2,113	1,498	31,074	26,407

(105)	(260)

			(38)

(105)	(260)		(38)

2,706	3,442	4,282	7,512	192,220	44,257

105	260		38

(19,553)	(23,629)	(1,244)	(5,331)	(217,059)	(93,876)

			1	5	75

(16,742)	(19,927)	3,038	2,220	(24,834)	(49,544)

(9,059)	(10,801)	5,151	3,680	6,240	(23,137)

55,708	66,509	14,533	10,853	177,844	200,981

$46,649	$55,708	$19,684	$14,533	$184,084	$177,844

$59	$23	$(33)	$(135)	$(1,424)	$(788)

7,105	9,775	1,946	1,658	6,317	8,329

318	468	544	1,065	6,205	1,687
13	37		5
(2,287)	(3,175)	(159)	(782)	(7,051)	(3,699)

(1,956)	(2,670)	385	288	(846)	(2,012)

5,149	7,105	2,331	1,946	5,471	6,317

68,842	134,955	12,904	22,245	100,366	229,224
85,544	154,062	12,770	16,276	127,419	259,328

See notes to financial statements.

Semi-Annual Report

Notes to Financial Statements

April 30, 2011

1.  Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its eighteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report includes seventeen of the Funds. The Payden/Kravitz Cash Balance Plan Fund is contained in a separate report. Each of the Funds, other than the Cash Reserves Money Market and High Income Funds, has been classified as non-diversified.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. Each Fund’s financial statements are prepared in accordance with GAAP.

The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which a Fund entered into the transaction in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Payden Mutual Funds

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA, Tax Exempt Bond, and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. For these Funds, investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Funds or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Forward Currency Contracts

The Funds entered into forward contracts to protect against adverse currency movements or as speculative investments. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded.

Semi-Annual Report

Notes to Financial Statements continued

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Funds entered into interest rate swap agreements for a variety of reasons, including to hedge certain markets, to protect against adverse interest rate movements, to provide a substitute for purchasing or selling a security, or to increase potential returns. Changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract. The Funds and counterparties have agreed to exchange interest payments based on a notional principal amount.

Fund Pays	Fund Receives	Counterparty

5.503%	3M US LIBOR	CSFB
4.008%	3M US LIBOR	Barclays
3.695%	3M US LIBOR	JPMorgan
3M JIBAR	7.47%	Citigroup
6.21%	3M JIBAR	CSFB

TBA Sale Commitment

Funds entered into TBA sale commitments, within dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Derivatives and Hedging

The following tables show the Funds’ exposure to different types of market risk as it relates to the Statements of Assets and Liabilities and the Statements of Operations.

Payden Mutual Funds

Statement of Assets and Liabilities
Fair Values of Derivative Instruments as of April 30, 2011
(Amounts in thousands)

	Derivative		Derivative
	Assets ($)		Liabilities ($)

Payden Limited Maturity
Interest rate risk(1)	—	Interest rate risk(1), (5)	(40)
Foreign currency risk(2)	—	Foreign currency risk(3)	(354)

Total	—		(394)
Payden Short Bond
Interest rate risk(1)	49	Interest rate risk(1)	(888)
Foreign currency risk(2)	—	Foreign currency risk(3)	(1,248)

Total	49		(2,136)
Payden U.S. Government
Interest rate risk(1)	—	Interest rate risk(1)	(51)

Payden GNMA
Interest rate risk(1)	—	Interest rate risk(1)	(209)

Payden Core Bond
Interest rate risk(1,4)	117	Interest rate risk(1), (5)	(553)
Foreign currency risk(2)	1,061	Foreign currency risk(3)	(676)

Total	1,178		(1,229)
Payden Corporate Bond
Interest rate risk(1)	—	Interest rate risk(1)	(4)

Payden Global Short Bond
Interest rate risk(1)	14	Interest rate risk(1)	(161)
Foreign currency risk(2)	155	Foreign currency risk(3)	(890)

Total	169		(1,051)
Payden Global Fixed Income
Interest rate risk(1)	129	Interest rate risk(1)	(209)
Foreign currency risk(2)	434	Foreign currency risk(3)	(1,503)

Total	563		(1,712)
Payden Emerging Markets Bond
Interest rate risk(1,4)	1,742	Interest rate risk(1,5)	(1,465)
Foreign currency risk(2)	1,245	Foreign currency risk(3)	(927)

Total	2,987		(2,392)
Payden Global Equity
Equity risk(1)	574	Equity risk(1)	(32)
Foreign currency risk(2)	186	Foreign currency risk(3)	(224)

Total	760		(256)
Metzler/Payden European Emerging Markets
Foreign currency risk(2)	—	Foreign currency risk(3)	(1)

Statement of Assets and Liabilities location:

(1)	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable/Payable for futures.
(2)	Receivable for forward currency contracts.
(3)	Payable for forward currency contracts.
(4)	Receivable for swap contracts.
(5)	Payable for swap contracts.

The Effect of Derivative Instruments on the Statement of Operations
For the Period Ended April 30, 2011
(Amounts in thousands)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income ($)
		Forward
	Futures &	Currency
Underlying risk	Options(6)	Contracts(7)	Swaps(8)	Total

Payden Limited Maturity
Interest rate	—	—	(15)	(15)
Foreign exchange	—	(346)	—	(346)

Total	—	(346)	(15)	(361)
Payden Short Bond
Interest rate	(3)	—	—	(3)
Foreign exchange	—	(1,021)	—	(1,021)

Total	(3)	(1,021)	—	(1,024)
Payden U.S. Government
Interest rate	(8)	—	—	(8)

Payden GNMA
Interest rate	115	—	—	115

Payden Core Bond
Interest rate	(185)	—	7	(178)
Foreign exchange	—	1,318	—	1,318

Total	(185)	1,318	7	1,140
Payden Corporate Bond
Interest rate	(117)	—	—	(117)

Payden Global Short Bond
Interest rate	32	—	—	32
Foreign exchange	—	(904)	—	(904)

Total	32	(904)	—	(872)
Payden Global Fixed Income
Interest rate	113	—	—	113
Foreign exchange	—	(271)	—	(271)

Total	113	(271)	—	(158)
Payden Emerging Markets Bond
Interest rate	(2,774)	—	285	(2,489)
Foreign exchange	—	(138)	—	(138)

Total	(2,774)	(138)	285	(2,627)
Payden Value Leaders
Equity	8	—	—	8

Payden U.S. Growth Leaders
Equity	32	—	—	32

Payden Global Equity
Foreign exchange	—	71	—	71
Equity	634	—	—	634

Total	634	71	—	705
Metzler/Payden European Emerging Markets
Foreign exchange	—	(356)	—	(356)

(6)	Net realized gains (losses) from futures and option contracts.
(7)	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.
(8)	Net realized gains (losses) from swap contracts.

Semi-Annual Report

Notes to Financial Statements continued

The Effect of Derivative Instruments on the Statement of Operations
For the Period Ended April 30, 2011
(Amounts in thousands)

Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income ($)
		Forward
		Currency
Underlying risk	Futures(9)	Contracts(10)	Swaps(11)	Total

Payden Limited Maturity
Interest rate	(24)	—	15	(9)
Foreign exchange	—	(383)	—	(383)

Total	(24)	(383)	15	(392)
Payden Short Bond
Interest rate	(593)	—	—	(593)
Foreign exchange	—	(1,427)	—	(1,427)

Total	(593)	(1,427)	—	(2,020)
U.S. Government
Interest rate	(10)	—	—	(10)

Payden GNMA
Interest rate	(209)	—	—	(209)

Payden Core Bond
Interest rate	(206)	—	(230)	(436)
Foreign exchange	—	149	—	149

Total	(206)	149	(230)	(287)
Payden Corporate Bond
Interest rate	19	—	—	19

Payden Global Short Bond
Interest rate	(136)	—	—	(136)
Foreign exchange	—	(737)	—	(737)

Total	(136)	(737)	—	(873)
Payden Global Fixed Income
Interest rate	(70)	—	—	(70)
Foreign exchange	—	(1,062)	—	(1,062)

Total	(70)	(1,062)	—	(1,132)
Payden Emerging Markets Bond
Interest rate	1,304	—	(1,102)	202
Foreign exchange	—	(56)	—	(56)

Total	1,304	(56)	(1,102)	146
Payden Global Equity
Foreign exchange	—	(76)	—	(76)
Equity	343	—	—	343

Total	343	(76)	—	267
Metzler/Payden European Emerging Markets
Foreign exchange	—	7	—	7

(9)	Change in net unrealized appreciation (depreciation) from futures contracts.
(10)	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which includes other currency related appreciation (depreciation).
(11)	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2011 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign		Interest
	currency	Credit	rate	Equity

Payden Limited Maturity	5%	0%	2%	0%
Payden Short Bond	8%	0%	11%	0%
Payden U.S. Government	0%	0%	3%	0%
Payden GNMA	0%	0%	4%	0%
Payden Core Bond	2%	0%	4%	0%
Payden Corporate Bond	0%	0%	1%	0%
Payden Global Short Bond	20%	0%	9%	0%
Payden Global Fixed Income	44%	0%	30%	0%
Payden Emerging Markets Bond	5%	0%	26%	0%
Payden Global Equity	11%	0%	0%	54%

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AMBAC, FGIC, FSA and MBIA).

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon the Funds may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the statement of operations.

Collateral

Futures contracts, options, swap agreements and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. A Fund, which employs these investment options, is required to segregate sufficient assets to cover any potential loss.

Payden Mutual Funds

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds, except for (i) Value Leaders, U.S. Growth Leaders, Global Equity and European Emerging Markets Fund, which are declared and paid semi-annually, and (ii) the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA, Tax Exempt Bond and California Municipal Income Funds, which are declared daily and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended April 30, 2011, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market, Tax Exempt Bond and California Municipal Income Funds) invests in other Funds of the P&R Group (an “affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the affiliated Funds for the period is disclosed in the statements of operations. The table below details the transactions of each Fund in affiliated Funds.

	Value				Value
Fund	October 31, 2010	Purchases	Sales	Dividends	April 30, 2011

Investments in Cash Reserves Money Market Fund
Limited Maturity	$150,767	$395,011,652	$380,846,101	$311	$14,316,318
Short Bond	25,416,067	611,476,375	631,038,834	489	5,853,608
U.S. Government	955,175	188,079,146	188,559,221	146	475,100
GNMA	8,868,742	1,217,403,870	1,194,049,789	977	32,222,823
Core Bond	13,155,991	603,874,431	593,965,130	473	23,065,292
Corporate Bond	944,837	46,136,049	44,294,872	35	2,786,014
High Income	80,760,764	3,610,163,132	3,595,709,993	2,798	95,213,903
Global Short Bond	476,721	249,820,212	248,099,840	199	2,197,093
Global Fixed Income	3,463,945	117,270,636	118,260,969	94	2,473,612
Emerging Markets Bond	42,288,625	3,034,585,611	3,026,857,426	2,465	50,016,810
Value Leaders	867,711	64,591,207	60,032,754	53	5,426,164
U.S. Growth Leaders	410,836	62,216,128	61,872,636	50	754,328
Global Equity	2,646,255	357,223,461	355,328,799	282	4,540,917
European Emerging Markets	886,597	277,245,269	274,610,192	224	3,521,674

Semi-Annual Report

Notes to Financial Statements continued

	Value				Value
Fund	October 31, 2010	Purchases	Sales	Dividends	April 30, 2011

Investments in High Income Fund
Core Bond	$—	$12,163,007	$—	$220,559	$12,237,896
Global Fixed Income	7,874,940	1,500,002	850,000	314,478	8,626,590
Investments in Emerging Markets Bond Fund
Core Bond	$—	$12,220,560	$—	$163,007	$12,507,314

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the statements of operations.

Redemption Fee

The High Income, Emerging Markets Bond, Value Leaders, U.S. Growth Leaders, Global Equity and the European Emerging Markets, Funds employ a redemption fee on shareholders payable to the Funds and equal to 2% of the value of shares redeemed if the shares are held less than thirty days. The fees are added to paid in capital and are disclosed in the statements of changes in net assets.

Line of Credit

The Payden funds have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $30 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and expenses are allocated on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3.	Related Party Transactions

Payden & Rygel and Metzler/Payden (the “Advisers”) provide investment advisory services to the Funds. Under the terms of the investment advisory agreement, each is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees Based on Assets
	Between	Between	Between			Current
	0—500	0.5—1	1—2	Over 2	Expense	Voluntary	Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	FY 2009	FY 2010	FY 2011

Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	$1,519,737	$1,313,868	$1,829,015
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.50%	171,136	135,074	272,088
Short Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	216,561	239,666	255,192
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	40,623	55,442	62,499
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	646,579	1,215,779	654,690
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	—	—	—
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	57,738	132,394	132,394
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	—	—	—
Tax Exempt Bond	0.32%	0.28%	0.25%	0.25%	0.60%	0.55%	67,323	77,926	113,270
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.55%	56,974	55,319	73,979
Global Short Bond	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	61,380	46,697	50,775
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	79,648	116,852	139,890
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	0.90%	—	—	—

Payden Mutual Funds

	Adviser Fees Based on Assets
	Between	Between	Between			Current
	0—500	0.5—1	1—2	Over 2	Expense	Voluntary	Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	FY 2009	FY 2010	FY 2011

Value Leaders	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	$75,102	$50,404	$80,975
U.S. Growth Leaders	0.60%	0.60%	0.50%	0.50%	1.00%	n/a	—	—	58
Global Equity	0.95%	0.95%	0.95%	0.95%	1.50%	n/a	77,606	67,208	88,757
European Emerging Markets	0.75%	0.75%	0.75%	0.75%	1.50%	n/a	31,355	262,613	262,613

The Advisers agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes will not exceed the percentages indicated above (“expense guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses, including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2011 (exclusive of interest and taxes).

Each Fund remains liable to its respective Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the statement of assets and liabilities, but will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds the U.S. Government, GNMA, Core Bond, High Income and Emerging Markets Bond Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor class of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Fund’s expect this risk of loss to be remote.

Semi-Annual Report

Notes to Financial Statements continued

4.  Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments (Fixed income-Asset Backed, Commercial Paper, Corporate, Government, Mortgage Backed, Municipal and U.S. Government Agency, Equity-Common Stocks, Exchange Traded Funds and Investment Company).

In January 2010, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. This ASU adds new disclosures about the amounts and reason for significant transfers in and out of Level 1 and Level 2 as well as inputs and valuation techniques used to measure fair value that fall in either Level 2 or Level 3, and information on purchases, sales, issuance and settlement on a gross basis in the reconciliation of activity in Level 3. The ASU is effective for fiscal years beginning after December 15, 2009 and December 15, 2010. Management adopted the portions effective for the current period and is evaluating the impact adoption will have on the Fund’s financial statement disclosures for portions effective in future periods. There were no significant transfers between levels, which required disclosure.

Table 1.

	Investments in Securities
			Level 2-Other		Level 3-Significant
	Level 1-Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Payden Cash Reserves Money Market
Government			$58,068				$58,068
Repurchase Agreement			270,000				270,000
U.S. Government Agency			179,903				179,903
Investment Company	$26,554						26,554
Payden Limited Maturity
Asset Backed			26,083				26,083
Commercial Paper			9,298				9,298
Corporate			100,931				100,931
Government			62,402				62,402
Mortgage Backed			16,645				16,645
Municipal			1,017				1,017
Investment Company	14,316						14,316
Payden Short Bond
Asset Backed			9,263				9,263
Corporate			343,641				343,641
Government			68,215				68,215
Mortgage Backed			56,145				56,145
Municipal			7,545				7,545
Preferred Stock	1,793						1,793
Investment Company	5,854						5,854

Payden Mutual Funds

	Investments in Securities
			Level 2-Other		Level 3-Significant
	Level 1-Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Payden U.S. Government
Government			$43,578				$43,578
Mortgage Backed			35,342				35,342
U.S. Government Agency			23,861				23,861
Investment Company	$475						475
Payden GNMA
Government			36,229				36,229
Mortgage Backed			915,633				915,633
Investment Company	32,223						32,223
Payden Core Bond
Asset Backed			3,653				3,653
Corporate			276,461				276,461
Government			80,987				80,987
Mortgage Backed			123,949				123,949
Municipal			1,696				1,696
Investment Company	47,810						47,810
Payden Corporate Bond
Corporate			46,730				46,730
Government			321				321
Investment Company	2,786						2,786
Payden High Income
Corporate			1,103,641				1,103,641
Investment Company	95,214						95,214
Payden Tax Exempt Bond
Municipal			12,554				12,554
Investment Company	480						480
Payden California Municipal Income
Municipal			39,764				39,764
U.S. Government Agency			200				200
Investment Company	1,267						1,267
Payden Global Short Bond
Asset Backed			1,387				1,387
Corporate			91,140				91,140
Government			49,918				49,918
Mortgage Backed			7,694				7,694
Municipal			842				842
Preferred Stock	887						887
Investment Company	2,197						2,197
Payden Global Fixed Income
Corporate			28,171				28,171
Government			32,534				32,534
Mortgage Backed			2,368				2,368
Investment Company	11,100						11,100
Payden Emerging Markets Bond
Corporate			195,260				195,260
Government			415,888				415,888
Investment Company	50,017						50,017

Semi-Annual Report

Notes to Financial Statements continued

	Investments in Securities
			Level 2-Other		Level 3-Significant
	Level 1-Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Payden Value Leaders
Corporate			$399				$399
Exchange Traded Funds	$409						409
Stock	40,818						40,818
Investment Company	5,426						5,426
Payden U.S. Growth Leaders
Common Stock	46,318						46,318
Investment Company	754						754
Payden Global Equity
Exchange Traded Funds	9,158						9,158
Government			5,842				5,842
U.S. Government Agency			2,000				2,000
Investment Company	4,541						4,541
Metzler/Payden European Emerging Markets
Common Stock	177,288		4,264				181,552
Investment Company	3,522						3,522

Table 1a.

	Other Financial Instruments†
			Level 2-Other		Level 3-Significant
	Level 1-Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Payden Limited Maturity
Forward currency contracts				$(354)			$(354)
Futures		$(24)					(24)
Swaps				(16)			(16)
Payden Short Bond
Forward currency contracts				(1,248)			(1,248)
Futures	$49	(888)					(839)
Payden U.S. Government
Futures		(51)					(51)
Payden GNMA
Futures		(209)					(209)
Payden Core Bond
Forward currency contracts			$1,061	(676)			385
Futures		(206)					(206)
Swaps			117	(347)			(230)
Payden Corporate Bond
Futures		(4)					(4)
Payden Global Short Bond
Forward currency contracts			155	(890)			(735)
Futures	14	(161)					(147)
Payden Global Fixed Income
Forward currency contracts			434	(1,503)			(1,069)
Futures	129	(209)					(80)

Payden Mutual Funds

	Other Financial Instruments†
			Level 2-Other		Level 3-Significant
	Level 1-Quoted		Significant		Unobservable
	Prices		Observable Inputs		Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)

Payden Emerging Markets Bond
Forward currency contracts			$1,245	$(927)			$318
Futures	$1,413	$(566)					847
Swaps			329	(899)			(570)
Payden Global Equity
Forward currency contracts			186	(224)			(38)
Futures	574	(32)					542
Metzler/Payden European Emerging Markets
Forward currency contracts				(1)			(1)

†	Other Financial Instruments include derivative instruments, such as futures, forward currency, swap and any options contracts. Amounts shown represents unrealized appreciation (depreciation) at period end.

5.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semi-Annual Report

Financial Highlights

For the share outstanding for the periods ended April 30, 2011 and October 31st

	Payden Cash Reserves Money Market Fund
	2011		2010		2009	2008	2007

Net asset value — beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income (loss) from investment activities:
Net investment income	0.00	(3)	0.00	(3)	0.01	0.03	0.05
Net realized and unrealized gains (losses)			0.00	(3)	0.00 (3)	0.00 (3)

Total from investment activities	0.00		0.00		0.01	0.03	0.05

Distributions to shareholders:
From net investment income	0.00	(3)	(0.00	)(3)	(0.01)	(0.03)	(0.05)
From net realized gains
Return of capital			(0.00	)(3)

Total distributions to shareholders	0.00		0.00		(0.01)	(0.03)	(0.05)

Net asset value — end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.01	%(1)	0.03%		0.63%	2.76%	5.16%

Ratios/supplemental data:
Net assets, end of period (000s)	$536,564		$591,869		$1,087,956	$1,058,166	$606,397
Ratio of gross expense to average net assets	0.36	%(2)	0.38%		0.43%	0.37%	0.36%
Ratio of net expense to average net assets	0.18	%(2)	0.23%		0.29%	0.24%	0.20%
Ratio of investment income less gross expenses to average net assets	(0.16	)%(2)	(0.12)%		0.49%	2.40%	4.88%
Ratio of net investment income to average net assets	0.02	%(2)	0.03%		0.63%	2.53%	5.04%
Portfolio turnover rate	n/a		n/a		n/a	n/a	n/a

The Fund commenced operations on December 17, 1997.

	Payden Limited Maturity Fund
	2011		2010		2009	2008	2007

Net asset value — beginning of period	$9.45		$9.37		$9.26	$9.66	$9.88

Income (loss) from investment activities:
Net investment income	0.05		0.07		0.17	0.33	0.49
Net realized and unrealized gains (losses)			0.09		0.11	(0.41)	(0.22)

Total from investment activities	0.05		0.16		0.28	(0.08)	0.27

Distributions to shareholders:
From net investment income	(0.05)		(0.08)		(0.17)	(0.31)	(0.49)
From net realized gains
Return of capital			(0.00	)(3)		(0.01)	(0.00	)(3)

Total distributions to shareholders	(0.05)		(0.08)		(0.17)	(0.32)	(0.49)

Net asset value — end of period	$9.45		$9.45		$9.37	$9.26	$9.66

Total return	0.51	%(1)	1.71%		3.13%	(0.85)%	2.76%

Ratios/supplemental data:
Net assets, end of period (000s)	$220,047		$158,433		$112,470	$93,080	$149,482
Ratio of gross expense to average net assets	0.56	%(2)	0.61%		0.73%	0.63%	0.55%
Ratio of net expense to average net assets	0.50	%(2)	0.52%		0.50%	0.47%	0.41%
Ratio of investment income less gross expenses to average net assets	0.84	%(2)	0.65%		1.65%	3.43%	4.86%
Ratio of net investment income to average net assets	0.90	%(2)	0.74%		1.88%	3.59%	5.00%
Portfolio turnover rate	69	%(2)	78%		103%	73%	100%

The Fund commenced operations on May 1, 1994.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Payden Mutual Funds

	Payden Short Bond Fund
	2011		2010	2009	2008		2007

Net asset value — beginning of period	$10.23		$10.11	$9.74	$9.95		$9.92

Income (loss) from investment activities:
Net investment income	0.12		0.21	0.34	0.36		0.45
Net realized and unrealized gains (losses)	(0.05)		0.20	0.40	(0.21)		0.03

Total from investment activities	0.07		0.41	0.74	0.15		0.48

Distributions to shareholders:
From net investment income	(0.12)		(0.25)	(0.37)	(0.33)		(0.45)
From net realized gains	(0.02)		(0.04)		(0.00	)(3)
Return of capital					(0.03)		(0.00	)(3)

Total distributions to shareholders	(0.14)		(0.29)	(0.37)	(0.36)		(0.45)

Net asset value — end of period	$10.16		$10.23	$10.11	$9.74		$9.95

Total return	0.73	%(1)	4.10%	7.74%	1.52%		4.94%

Ratios/supplemental data:
Net assets, end of period (000s)	$491,259		$540,606	$358,387	$343,173		$340,430
Ratio of gross expense to average net assets	0.55	%(2)	0.59%	0.59%	0.57%		0.52%
Ratio of net expense to average net assets	0.53	%(2)	0.54%	0.53%	0.52%		0.47%
Ratio of investment income less gross expenses to average net assets	2.35	%(2)	2.22%	3.35%	3.55%		4.44%
Ratio of net investment income to average net assets	2.37	%(2)	2.27%	3.41%	3.60%		4.49%
Portfolio turnover rate	63	%(2)	52%	107%	116%		110%

The Fund commenced operations on January 1, 1994.

	Payden U.S.
	Government Fund –
	Adviser Class
	2011		2010

Net asset value — beginning of period	$11.30		$11.17

Income (loss) from investment activities:
Net investment income	0.07		0.13
Net realized and unrealized gains (losses)	(0.17)		0.26

Total from investment activities	(0.10)		0.39

Distributions to shareholders:
From net investment income	(0.08)		(0.13)
From net realized gains	(0.10)		(0.13)
Return of capital

Total distributions to shareholders	(0.18)		(0.26)

Net asset value — end of period	$11.02		$11.30

Total return	(0.87	)%(1)	3.50	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$578		$434
Ratio of gross expense to average net assets	0.85	%(2)	0.90	%(2)
Ratio of net expense to average net assets	0.85	%(2)	0.86	%(2)
Ratio of investment income less gross expenses to average net assets	1.25	%(2)	1.29	%(2)
Ratio of net investment income to average net assets	1.25	%(2)	1.33	%(2)
Portfolio turnover rate	85	%(2)	99	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount less than $0.05

See notes to financial statements.

Semi-Annual Report

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2011 and October 31st

	Payden U.S. Government Fund-Investor Class
	2011		2010	2009	2008		2007

Net asset value — beginning of period	$11.29		$11.17	$10.88	$10.56		$10.47

Income (loss) from investment activities:
Net investment income	0.08		0.20	0.29	0.36		0.45
Net realized and unrealized gains (losses)	(0.16)		0.27	0.38	0.32		0.09

Total from investment activities	(0.08)		0.47	0.67	0.68		0.54

Distributions to shareholders:
From net investment income	(0.09)		(0.22)	(0.31)	(0.36)		(0.45)
From net realized gains	(0.10)		(0.13)	(0.07)	(0.00	)(3)
Return of capital							(0.00	)(3)

Total distributions to shareholders	(0.19)		(0.35)	(0.38)	(0.36)		(0.45)

Net asset value — end of period	$11.02		$11.29	$11.17	$10.88		$10.56

Total return	(0.66	)%(1)	4.27%	6.20%	6.54%		5.29%

Ratios/supplemental data:
Net assets, end of period (000s)	$103,052		$110,543	$102,556	$63,590		$55,844
Ratio of gross expense to average net assets	0.60	%(2)	0.66%	0.65%	0.67%		0.70%
Ratio of net expense to average net assets	0.60	%(2)	0.60%	0.60%	0.58%		0.52%
Ratio of investment income less gross expenses to average net assets	1.50	%(2)	1.71%	2.41%	3.23%		4.13%
Ratio of net investment income to average net assets	1.50	%(2)	1.77%	2.46%	3.32%		4.31%
Portfolio turnover rate	85	%(2)	99%	104%	224%		117%

The Fund commenced operations on January 1, 1995.

	Payden GNMA Fund-
	Adviser Class
	2011		2010

Net asset value — beginning of period	$10.56		$10.29

Income (loss) from investment activities:
Net investment income	0.13		0.41
Net realized and unrealized gains (losses)	(0.04)		0.31

Total from investment activities	0.09		0.72

Distributions to shareholders:
From net investment income	(0.22)		(0.45)
From net realized gains	(0.05)

Total distributions to shareholders	(0.27)		(0.45)

Net asset value — end of period	$10.38		$10.56

Total return	0.90	%(1)	7.03	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$34,812		$21,169
Ratio of gross expense to average net assets	0.88	%(2)	0.94	%(2)
Ratio of net expense to average net assets	0.75	%(2)	0.76	%(2)
Ratio of investment income less gross expenses to average net assets	2.06	%(2)	1.97	%(2)
Ratio of net investment income to average net assets	2.19	%(2)	2.15	%(2)
Portfolio turnover rate	16	%(2)	20	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount less than $0.05

See notes to financial statements.

Payden Mutual Funds

	Payden GNMA Fund-Investor Class
	2011		2010	2009	2008	2007

Net asset value — beginning of period	$10.56		$10.30	$9.62	$9.73	$9.75

Income (loss) from investment activities:
Net investment income	0.12		0.28	0.34	0.42	0.48
Net realized and unrealized gains (losses)	(0.01)		0.48	0.82	(0.01)	0.00 (1)

Total from investment activities	0.11		0.76	1.16	0.41	0.48

Distributions to shareholders:
From net investment income	(0.23)		(0.50)	(0.48)	(0.52)	(0.50)
From net realized gains	(0.05)				0.00 (3)

Total distributions to shareholders	(0.28)		(0.50)	(0.48)	(0.52)	(0.50)

Net asset value — end of period	$10.39		$10.56	$10.30	$9.62	$9.73

Total return	1.12	%(1)	7.62%	12.19%	4.29%	4.94%

Ratios/supplemental data:
Net assets, end of period (000s)	$642,214		$743,446	$617,024	$232,611	$162,851
Ratio of gross expense to average net assets	0.63	%(2)	0.69%	0.62%	0.60%	0.54%
Ratio of net expense to average net assets	0.50	%(2)	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.28	%(2)	2.24%	3.14%	3.96%	4.83%
Ratio of net investment income to average net assets	2.41	%(2)	2.43%	3.26%	4.06%	4.87%
Portfolio turnover rate	16	%(2)	20%	32%	22%	40%

The Fund commenced operations on August 27, 1999.

	Payden Core Bond Fund-
	Adviser Class
	2011		2010

Net asset value — beginning of period	$10.66		$10.30

Income (loss) from investment activities:
Net investment income	0.17		0.29
Net realized and unrealized gains (losses)	(0.12)		0.41

Total from investment activities	0.05		0.70

Distributions to shareholders:
From net investment income	(0.18)		(0.30)
From net realized gains
Return of capital			(0.04)

Total distributions to shareholders	(0.18)		(0.34)

Net asset value — end of period	$10.53		$10.66

Total return	0.58	%(1)	6.84	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$39,034		$32,610
Ratio of gross expense to average net assets	0.78	%(2)	0.83	%(2)
Ratio of net expense to average net assets	0.78	%(2)	0.83	%(2)
Ratio of investment income less gross expenses to average net assets	3.44	%(2)	3.20	%(2)
Ratio of net investment income to average net assets	3.44	%(2)	3.20	%(2)
Portfolio turnover rate	114	%(2)	119	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount less than $0.05

See notes to financial statements.

Semi-Annual Report

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2011 and October 31st

	Payden Core Bond Fund-Investor Class
	2011		2010	2009	2008	2007

Net asset value — beginning of period	$10.68		$10.31	$9.12	$10.07	$10.23

Income (loss) from investment activities:
Net investment income	0.19		0.37	0.44	0.46	0.50
Net realized and unrealized gains (losses)	(0.13)		0.40	1.23	(0.93)	(0.16)

Total from investment activities	0.06		0.77	1.67	(0.47)	0.34

Distributions to shareholders:
From net investment income	(0.19)		(0.36)	(0.48)	(0.48)	(0.50)
From net realized gains
Return of capital			(0.04)			(0.00	)(3)

Total distributions to shareholders	(0.19)		(0.40)	(0.48)	(0.48)	(0.50)

Net asset value — end of period	$10.55		$10.68	$10.31	$9.12	$10.07

Total return	0.60	%(1)	7.66%	18.67%	(4.97)%	3.44%

Ratios/supplemental data:
Net assets, end of period (000s)	$449,581		$539,531	$509,784	$389,029	$687,606
Ratio of gross expense to average net assets	0.53	%(2)	0.59%	0.60%	0.55%	0.50%
Ratio of net expense to average net assets	0.53	%(2)	0.59%	0.60%	0.55%	0.46%
Ratio of investment income less gross expenses to average net assets	3.63	%(2)	3.52%	4.51%	4.53%	4.81%
Ratio of net investment income to average net assets	3.63	%(2)	3.52%	4.51%	4.53%	4.85%
Portfolio turnover rate	114	%(2)	119%	79%	315%	244%

The Fund commenced operations on January 1, 1994.

	Payden Corporate
	Bond Fund
	2011		2010	2009

Net asset value — beginning of period	$11.85		$11.24	$10.00

Income (loss) from investment activities:
Net investment income	0.26		0.54	0.30
Net realized and unrealized gains (losses)	(0.18)		0.71	1.23

Total from investment activities	0.08		1.25	1.53

Distributions to shareholders:
From net investment income	(0.26)		(0.54)	(0.29)
From net realized gains	(0.40)		(0.10)
Return of capital

Total distributions to shareholders	(0.66)		(0.64)	(0.29)

Net asset value — end of period	$11.27		$11.85	$11.24

Total return	0.85	%(1)	11.49%	15.43	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$48,711		$47,385	$42,232
Ratio of gross expense to average net assets	0.94	%(2)	0.95%	0.95	%(2)
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	4.34	%(2)	4.42%	4.44	%(2)
Ratio of net investment income to average net assets	4.63	%(2)	4.72%	4.74	%(2)
Portfolio turnover rate	49	%(2)	71%	66	%(1)

The Fund commenced operations on March 12, 2009.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Payden Mutual Funds

	Payden High Income Fund-
	Adviser Class
	2011		2010

Net asset value — beginning of period	$7.32		$6.82

Income (loss) from investment activities:
Net investment income	0.23		0.44
Net realized and unrealized gains (losses)	0.10		0.53

Total from investment activities	0.33		0.97

Distributions to shareholders:
From net investment income	(0.26)		(0.47)
From net realized gains
Return of capital

Total distributions to shareholders	(0.26)		(0.47)

Proceeds from redemption fees			0.00	(3)

Net asset value — end of period	$7.39		$7.32

Total return	4.59	%(1)	14.77	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$2,444		$469
Ratio of gross expense to average net assets	0.91	%(2)	0.94	%(2)
Ratio of net expense to average net assets	0.91	%(2)	0.94	%(2)
Ratio of investment income less gross expenses to average net assets	6.99	%(2)	7.03	%(2)
Ratio of net investment income to average net assets	6.99	%(2)	7.03	%(2)
Portfolio turnover rate	36	%(2)	22	%(1)

The Class commenced operations on November 2, 2009.

	Payden High Income Fund-Investor Class
	2011		2010	2009	2008	2007

Net asset value — beginning of period	$7.31		$6.83	$5.86	$8.08	$8.14

Income (loss) from investment activities:
Net investment income	0.26		0.53	0.53	0.57	0.58
Net realized and unrealized gains (losses)	0.10		0.47	1.00	(2.19)	(0.04)

Total from investment activities	0.36		1.00	1.53	(1.62)	0.54

Distributions to shareholders:
From net investment income	(0.27)		(0.52)	(0.52)	(0.57)	(0.60)
From net realized gains
Return of capital				(0.04)	(0.03)	(0.00	)(3)

Total distributions to shareholders	(0.27)		(0.52)	(0.56)	(0.60)	(0.60)

Proceeds from redemption fees	0.00	(3)		0.00 (3)	0.00 (3)	0.00	(3)

Net asset value — end of period	$7.40		$7.31	$6.83	$5.86	$8.08

Total return	4.99	%(1)	15.32%	27.65%	(21.35)%	6.75%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,127,439		$1,038,664	$675,842	$180,009	$254,983
Ratio of gross expense to average net assets	0.64	%(2)	0.70%	0.65%	0.72%	0.61%
Ratio of net expense to average net assets	0.64	%(2)	0.70%	0.65%	0.69%	0.61%
Ratio of investment income less gross expenses to average net assets	7.24	%(2)	7.69%	8.08%	7.43%	7.06%
Ratio of net investment income to average net assets	7.24	%(2)	7.69%	8.08%	7.40%	7.06%
Portfolio turnover rate	36	%(2)	22%	50%	19%	67%

The Fund commenced operations on December 30, 1997.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Semi-Annual Report

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2011 and October 31st

	Payden Tax Exempt Bond Fund
	2011		2010	2009	2008	2007

Net asset value — beginning of period	$10.32		$10.04	$9.54	$9.87	$9.95

Income (loss) from investment activities:
Net investment income	0.14		0.25	0.29	0.34	0.37
Net realized and unrealized gains (losses)	(0.24)		0.28	0.51	(0.33)	(0.10)

Total from investment activities	(0.10)		0.53	0.80	0.01	0.27

Distributions to shareholders:
From net investment income	(0.13)		(0.25)	(0.30)	(0.34)	(0.35)
From net realized gains

Total distributions to shareholders	(0.13)		(0.25)	(0.30)	(0.34)	(0.35)

Net asset value — end of period	$10.09		$10.32	$10.04	$9.54	$9.87

Total return	(0.95	)%(1)	5.36%	8.53%	0.04%	2.76%

Ratios/supplemental data:
Net assets, end of period (000s)	$13,626		$25,178	$21,895	$13,231	$14,022
Ratio of gross expense to average net assets	0.99	%(2)	0.88%	0.94%	1.05%	1.05%
Ratio of net expense to average net assets	0.55	%(2)	0.55%	0.55%	0.53%	0.50%
Ratio of investment income less gross expenses to average net assets	2.17	%(2)	2.14%	2.66%	2.92%	2.99%
Ratio of net investment income to average net assets	2.61	%(2)	2.47%	3.05%	3.44%	3.54%
Portfolio turnover rate	9	%(2)	30%	24%	50%	12%

The Fund commenced operations on December 21, 1993.

	Payden California Municipal Income Fund
	2011		2010	2009	2008	2007

Net asset value — beginning of period	$10.36		$10.10	$9.58	$9.94	$10.04

Income (loss) from investment activities:
Net investment income	0.14		0.31	0.34	0.35	0.36
Net realized and unrealized gains (losses)	(0.26)		0.31	0.52	(0.36)	(0.10)

Total from investment activities	(0.12)		0.62	0.86	(0.01)	0.26

Distributions to shareholders:
From net investment income	(0.14)		(0.31)	(0.34)	(0.35)	(0.36)
From net realized gains	(0.20)		(0.05)

Total distributions to shareholders	(0.34)		(0.36)	(0.34)	(0.35)	(0.36)

Net asset value — end of period	$9.90		$10.36	$10.10	$9.58	$9.94

Total return	(1.02	)%(1)	6.27%	9.06%	(0.12)%	2.63%

Ratios/supplemental data:
Net assets, end of period (000s)	$41,475		$46,580	$44,256	$45,015	$45,449
Ratio of gross expense to average net assets	0.65	%(2)	0.68%	0.68%	0.65%	0.66%
Ratio of net expense to average net assets	0.55	%(2)	0.56%	0.55%	0.53%	0.50%
Ratio of investment income less gross expenses to average net assets	2.83	%(2)	2.90%	3.26%	3.44%	3.44%
Ratio of net investment income to average net assets	2.93	%(2)	3.02%	3.39%	3.56%	3.60%
Portfolio turnover rate	27	%(2)	51%	38%	19%	18%

The Fund commenced operations on December 17, 1998.

(1)	Net annualized
(2)	Annualized

See notes to financial statements.

Payden Mutual Funds

	Payden Global Short Bond Fund
	2011		2010		2009	2008		2007

Net asset value — beginning of period	$10.16		$9.89		$9.38	$10.07		$10.15

Income (loss) from investment activities:
Net investment income	0.10		0.25		0.34	0.46		0.50
Net realized and unrealized gains (losses)	(0.01)		0.25		0.51	(0.74)		(0.10)

Total from investment activities	0.09		0.50		0.85	(0.28)		0.40

Distributions to shareholders:
From net investment income	(0.12)		(0.23)			(0.41)		(0.48)
From net realized gains
Return of capital			(0.00	)(3)	(0.34)	(0.00	)(3)	(0.00	)(3)

Total distributions to shareholders	(0.12)		(0.23)		(0.34)	(0.41)		(0.48)

Net asset value — end of period	$10.13		$10.16		$9.89	$9.38		$10.07

Total return	0.86	%(1)	5.09%		9.26%	(2.90)%		3.97%

Ratios/supplemental data:
Net assets, end of period (000s)	$152,570		$69,331		$59,915	$68,952		$119,731
Ratio of gross expense to average net assets	0.70	%(2)	0.81%		0.82%	0.80%		0.61%
Ratio of net expense to average net assets	0.70	%(2)	0.74%		0.71%	0.70%		0.57%
Ratio of investment income less gross expenses to average net assets	1.92	%(2)	2.42%		3.45%	3.98%		4.71%
Ratio of net investment income to average net assets	1.92	%(2)	2.49%		3.56%	4.08%		4.75%
Portfolio turnover rate	59	%(2)	68%		97%	111%		46%

The Fund commenced operations on September 18, 1996.

	Payden Global Fixed Income Fund
	2011		2010	2009	2008	2007

Net asset value — beginning of period	$9.02		$8.78	$8.21	$8.90	$9.04

Income (loss) from investment activities:
Net investment income	0.17		0.32	0.28	0.32	0.37
Net realized and unrealized gains (losses)	(0.12)		0.34	0.70	(0.52)	(0.03)

Total from investment activities	0.05		0.66	0.98	(0.20)	0.34

Distributions to shareholders:
From net investment income	(0.18)		(0.42)	(0.35)	(0.49)	(0.26)
From net realized gains				(0.06)
Return of capital						(0.22)

Total distributions to shareholders	(0.18)		(0.42)	(0.41)	(0.49)	(0.48)

Net asset value — end of period	$8.89		$9.02	$8.78	$8.21	$8.90

Total return	0.62	%(1)	7.66%	12.13%	(2.45)%	3.85%

Ratios/supplemental data:
Net assets, end of period (000s)	$72,167		$76,436	$102,003	$90,675	$94,776
Ratio of gross expense to average net assets	0.80	%(2)	0.86%	0.78%	0.81%	0.65%
Ratio of net expense to average net assets	0.70	%(2)	0.73%	0.70%	0.70%	0.64%
Ratio of investment income less gross expenses to average net assets	3.89	%(2)	3.42%	3.20%	3.49%	4.08%
Ratio of net investment income to average net assets	3.99	%(2)	3.55%	3.28%	3.60%	4.09%
Portfolio turnover rate	70	%(2)	136%	162%	279%	214%

The Fund commenced operations on September 1, 1992.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Semi-Annual Report

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2011 and October 31st

	Payden
	Emerging
	Markets
	Bond
	Fund-Adviser
	Class
	2011		2010

Net asset value — beginning of period	$14.87		$13.24

Income (loss) from investment activities:
Net investment income	0.40		0.68
Net realized and unrealized gains (losses)	(0.43)		1.63

Total from investment activities	(0.03)		2.31

Distributions to shareholders:
From net investment income	(0.37)		(0.68)
From net realized gains
Return of capital

Total distributions to shareholders	(0.37)		(0.68)

Proceeds from redemption fees	0.00	(3)

Net asset value — end of period	$14.47		$14.87

Total return	(0.15	%)(1)	17.91	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$14,455		$10,534
Ratio of gross expense to average net assets	1.11	%(2)	1.17	%(2)
Ratio of net expense to average net assets	1.11	%(2)	1.16	%(2)
Ratio of investment income less gross expenses to average net assets	5.94	%(2)	5.27	%(2)
Ratio of net investment income to average net assets	5.94	%(2)	5.28	%(2)
Portfolio turnover rate	97	%(2)	49	%(1)

The Class commenced operations on November 2, 2009.

	Payden Emerging Markets Bond Fund-Investor Class
	2011		2010	2009	2008	2007

Net asset value — beginning of period	$14.85		$13.24	$9.91	$13.55	$13.10

Income (loss) from investment activities:
Net investment income	0.43		0.81	0.70	0.72	0.71
Net realized and unrealized gains (losses)	(0.44)		1.56	3.29	(3.42)	0.35

Total from investment activities	(0.01)		2.37	3.99	(2.70)	1.06

Distributions to shareholders:
From net investment income	(0.39)		(0.76)	(0.66)	(0.77)	(0.61)
From net realized gains
Return of capital					(0.17)

Total distributions to shareholders	(0.39)		(0.76)	(0.66)	(0.94)	(0.61)

Proceeds from redemption fees			0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)

Net asset value — end of period	$14.45		$14.85	$13.24	$9.91	$13.55

Total return	(0.03	%)(1)	18.44%	41.17%	(21.19)%	8.34%

Ratios/supplemental data:
Net assets, end of period (000s)	$628,585		$432,682	$241,499	$73,205	$158,208
Ratio of gross expense to average net assets	0.86	%(2)	0.92%	0.83%	0.88%	0.81%
Ratio of net expense to average net assets	0.86	%(2)	0.87%	0.83%	0.88%	0.80%
Ratio of investment income less gross expenses to average net assets	6.17	%(2)	5.91%	6.62%	5.74%	5.41%
Ratio of net investment income to average net assets	6.17	%(2)	5.96%	6.62%	5.74%	5.42%
Portfolio turnover rate	97	%(2)	49%	103%	172%	128%

The Fund commenced operations on December 17, 1998.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Payden Mutual Funds

	Payden Value Leaders Fund
	2011		2010	2009	2008	2007

Net asset value — beginning of period	$8.91		$8.17	$7.85	$14.16	$12.83

Income (loss) from investment activities:
Net investment income	0.16		0.14	0.17	0.27	0.25
Net realized and unrealized gains (losses)	1.31		0.74	0.35	(5.79)	1.30

Total from investment activities	1.47		0.88	0.52	(5.52)	1.55

Distributions to shareholders:
From net investment income	(0.16)		(0.14)	(0.20)	(0.28)	(0.22)
From net realized gains					(0.51)

Total distributions to shareholders	(0.16)		(0.14)	(0.20)	(0.79)	(0.22)

Proceeds from redemption fees				0.00 (3)

Net asset value — end of period	$10.22		$8.91	$8.17	$7.85	$14.16

Total return	16.54	%(1)	10.89%	7.00%	(41.03)%	12.19%

Ratios/supplemental data:
Net assets, end of period (000s)	$41,975		$27,035	$28,363	$36,220	$82,907
Ratio of gross expense to average net assets	0.92	%(2)	1.03%	1.04%	0.90%	0.82%
Ratio of net expense to average net assets	0.80	%(2)	0.85%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	3.40	%(2)	1.32%	1.93%	2.00%	1.82%
Ratio of net investment income to average net assets	3.52	%(2)	1.50%	2.17%	2.10%	1.84%
Portfolio turnover rate	236	%(2)	72%	60%	101%	66%

The Fund commenced operations on November 1, 1996.

	Payden U.S. Growth Leaders Fund
	2011		2010	2009	2008	2007

Net asset value — beginning of period	$7.84		$6.80	$6.16	$11.30	$8.91
Income (loss) from investment activities:
Net investment income	0.03		0.02	0.04	0.01	0.00 (3)
Net realized and unrealized gains (losses)	1.21		1.05	0.63	(4.63)	2.39

Total from investment activities	1.24		1.07	0.67	(4.62)	2.39

Distributions to shareholders:
From net investment income	(0.02)		(0.03)	(0.03)	(0.01)	0.00 (3)
From net realized gains				(0.47)
Return of capital				(0.04)

Total distributions to shareholders	(0.02)		(0.03)	(0.03)	(0.52)	0.00 (3)

Proceeds from redemption fees				0.00 (3)	0.00 (3)

Net asset value — end of period	$9.06		$7.84	$6.80	$6.16	$11.30

Total return	15.77	%(1)	15.82%	10.92%	(42.86)%	26.84%

Ratios/supplemental data:
Net assets, end of period (000s)	$46,649		$55,708	$66,509	$85,824	$130,625
Ratio of gross expense to average net assets	0.95	%(2)	1.02%	1.02%	0.97%	0.95%
Ratio of net expense to average net assets	0.95	%(2)	1.02%	1.00%	0.96%	0.93%
Ratio of investment income less gross expenses to average net assets	0.54	%(2)	0.30%	0.63%	0.05%	(0.03)%
Ratio of net investment income to average net assets	0.54	%(2)	0.30%	0.65%	0.06%	(0.01)%
Portfolio turnover rate	263	%(2)	245%	198%	387%	210%

The Fund commenced operations on June 17, 1999.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Semi-Annual Report

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2011 and October 31st

	Payden Global Equity Fund
	2011		2010	2009		2008

Net asset value — beginning of period	$7.47		$6.55	$5.60		$10.00

Income (loss) from investment activities:
Net investment income (loss)	(0.01)		(0.05)	(0.00	)(3)	0.03
Net realized and unrealized gains (losses)	0.99		0.99	0.98		(4.40)

Total from investment activities	0.98		0.94	0.98		(4.37)

Distributions to shareholders:
From net investment income (loss)				(0.03)		(0.03)
From net realized gains
Return of capital			(0.02)	(0.00	)(3)

Total distributions to shareholders			(0.02)	(0.03)		(0.03)

Proceeds from redemption fees			0.00 (3)	0.00	(3)

Net asset value — end of period	$8.45		$7.47	$6.55		$5.60

Total return	13.12	%(1)	14.37%	17.59%		(43.83	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$19,684		$14,533	$10,853		$9,580
Ratio of gross expense to average net assets	1.71	%(2)	1.97%	2.60%		2.89	%(2)
Ratio of net expense to average net assets	1.50	%(2)	1.50%	1.50%		1.50	%(2)
Ratio of investment income (loss) less gross expenses to average net assets	(0.61	)%(2)	(1.15)%	(1.36)%		(0.59	)%(2)
Ratio of net investment income (loss) to average net assets	(0.40	)%(2)	(0.68)%	(0.26)%		0.80	%(2)
Portfolio turnover rate	189	%(2)	142%	166%		163	%(1)

The Fund commenced operations on March 31, 2008.

	Metzler/Payden European Emerging Markets Fund
	2011		2010	2009	2008	2007

Net asset value — beginning of period	$28.16		$24.13	$14.99	$42.31	$30.40

Income (loss) from investment activities:
Net investment income	(0.14)		(0.07)	0.03	0.29	0.25
Net realized and unrealized gains (losses)	5.63		4.09	9.16	(24.05)	13.30

Total from investment activities	5.49		4.02	9.19	(23.76)	13.55

Distributions to shareholders:
From net investment income					(0.05)	(0.12)
From net realized gains					(3.52)	(1.54)
Return of capital				(0.05)

Total distributions to shareholders			0.00	(0.05)	(3.57)	(1.66)

Proceeds from redemption fees	0.00	(3)	0.01	0.00 (3)	0.01	0.02

Net asset value — end of period	$33.65		$28.16	$24.13	$14.99	$42.31

Total return	19.50	%(1)	16.70%	61.44%	(61.17)%	46.45%

Ratios/supplemental data:
Net assets, end of period (000s)	$184,084		$177,844	$200,981	$167,125	$606,918
Ratio of gross expense to average net assets	1.61	%(2)	1.64%	1.52%	1.47%	1.40%
Ratio of net expense to average net assets	1.50	%(2)	1.50%	1.50%	1.47%	1.40%
Ratio of investment income less gross expenses to average net assets	(0.85	)%(2)	(0.31)%	0.16%	0.76%	0.86%
Ratio of net investment income to average net assets	(0.74	)%(2)	(0.17)%	0.18%	0.76%	0.86%
Portfolio turnover rate	117	%(2)	123%	133%	204%	122%

The Fund commenced operations on December 30, 2002.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

Payden Mutual Funds

Fund Expenses unaudited

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended April 30, 2011. It uses the Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value	Value	6-Month	Expense	Expenses
	November 1, 2010	April 30, 2011	Return	Ratio	Paid

Payden Cash Reserves Money Market	$1,000.00	$1,000.10	0.01%	0.18%	$0.89
Payden Limited Maturity	1,000.00	1,005.10	0.51%	0.50%	2.49
Payden Short Bond	1,000.00	1,007.30	0.73%	0.53%	2.64
Payden U.S. Government Investor Class	1,000.00	993.40	−0.66%	0.60%	2.97
Payden U.S. Government Adviser Class	1,000.00	991.30	−0.87%	0.85%	4.20
Payden GNMA Investor Class	1,000.00	1,011.20	1.12%	0.50%	2.49
Payden GNMA Adviser Class	1,000.00	1,009.00	0.90%	0.75%	3.74
Payden Core Bond Investor Class	1,000.00	1,006.00	0.60%	0.53%	2.64
Payden Core Bond Adviser Class	1,000.00	1,005.80	0.58%	0.78%	3.88
Payden Corporate Bond	1,000.00	1,008.50	0.85%	0.65%	3.24
Payden High Income Investor Class	1,000.00	1,049.90	4.99%	0.64%	3.25
Payden High Income Adviser Class	1,000.00	1,045.90	4.59%	0.91%	4.62
Payden Tax Exempt Bond	1,000.00	990.50	−0.95%	0.55%	2.71
Payden California Municipal Income	1,000.00	989.80	−1.02%	0.55%	2.71
Payden Global Short Bond	1,000.00	1,008.60	0.86%	0.70%	3.49
Payden Global Fixed Income	1,000.00	1,006.20	0.62%	0.70%	3.48
Payden Emerging Markets Bond Investor Class	1,000.00	999.70	−0.03%	0.86%	4.26
Payden Emerging Markets Bond Adviser Class	1,000.00	998.50	−0.15%	1.11%	5.50
Payden Value Leaders	1,000.00	1,165.40	16.54%	0.80%	4.30
Payden U.S. Growth Leaders	1,000.00	1,157.70	15.77%	0.95%	5.08
Payden Global Equity	1,000.00	1,131.20	13.12%	1.50%	7.93
Metzler/Payden European Emerging Markets	1,000.00	1,195.00	19.50%	1.50%	8.16

Semi-Annual Report

Fund Expenses continued

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and the Fund’s actual expense ratio (181/365 days) for the six-month period ended April 30, 2011 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value	Value	6-Month	Expense	Expenses
	November 1, 2010	April 30, 2011	Return	Ratio	Paid

Payden Cash Reserves Money Market	$1,000.00	$1,023.90	2.39%	0.18%	$0.90
Payden Limited Maturity	1,000.00	1,022.32	2.23%	0.50%	2.51
Payden Short Bond	1,000.00	1,022.17	2.22%	0.53%	2.66
Payden U.S. Government Investor Class	1,000.00	1,021.82	2.18%	0.60%	3.01
Payden U.S. Government Adviser Class	1,000.00	1,020.58	2.06%	0.85%	4.26
Payden GNMA Investor Class	1,000.00	1,022.32	2.23%	0.50%	2.51
Payden GNMA Adviser Class	1,000.00	1,021.08	2.11%	0.75%	3.76
Payden Core Bond Investor Class	1,000.00	1,022.17	2.22%	0.53%	2.66
Payden Core Bond Adviser Class	1,000.00	1,020.93	2.09%	0.78%	3.91
Payden Corporate Bond	1,000.00	1,021.57	2.16%	0.65%	3.26
Payden High Income Investor Class	1,000.00	1,021.62	2.16%	0.64%	3.21
Payden High Income Adviser Class	1,000.00	1,020.28	2.03%	0.91%	4.56
Payden Tax Exempt Bond	1,000.00	1,022.07	2.21%	0.55%	2.76
Payden California Municipal Income	1,000.00	1,022.07	2.21%	0.55%	2.76
Payden Global Short Bond	1,000.00	1,021.32	2.13%	0.70%	3.51
Payden Global Fixed Income	1,000.00	1,021.32	2.13%	0.70%	3.51
Payden Emerging Markets Bond Investor Class	1,000.00	1,020.53	2.05%	0.86%	4.31
Payden Emerging Markets Bond Adviser Class	1,000.00	1,019.29	1.93%	1.11%	5.56
Payden Value Leaders	1,000.00	1,020.83	2.08%	0.80%	4.01
Payden U.S. Growth Leaders	1,000.00	1,020.08	2.01%	0.95%	4.76
Payden Global Equity	1,000.00	1,017.36	1.74%	1.50%	7.50
Metzler/Payden European Emerging Markets	1,000.00	1,017.36	1.74%	1.50%	7.50

Payden Mutual Funds

Trustees and Officers unaudited

	Position	Year		Funds	Other Directorships
Name & Address	with Fund	Elected	Principal Occupation(s)	Series	Held

333 S. Grand Avenue Los Angeles, CA 90071 Trustees (1)

W. D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	PRIG MPIG
Gerald S. Levey, M.D.	Independent Trustee	2000	Vice Chancellor, and Dean Emerita and Distinguished Professor of Medicine, David Geffen School of Medicine at the University of California, Los Angeles	PRIG MPIG
Thomas V. McKernan, Jr.	Independent Trustee	1993	CEO, Automobile Club of Southern California	PRIG	Director, Blue Shield of California; Director, Forest Lawn Memorial Park
Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University	PRIG	Director, Freemont Bank
Andrew J. Policano	Independent Trustee	2008	Dean, The Paul Merage School of Business, at the University of California, Irvine (2004-present); Kuechenmeister Professor of Finance, University of Wisconsin-Madison (2001-2004)	PRIG	Director, Badger Meter, Inc.; Director, Rockwell Collins
Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	PRIG	Director, Rose Hills Company; Director, Ameron International Corp.
Stender E. Sweeney	Independent Trustee	1992	Private Investor	PRIG	Director, Avis Budget Group, Inc.
Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel	PRIG
Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel	PRIG
Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel	PRIG
Scott J. Weiner	Interested Trustee	2002	Managing Principal and Director, Payden & Rygel	MPIG

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel	PRIG
Scott J. Weiner	Chairman and President	2002	Managing Principal and Director, Payden & Rygel	MPIG
Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel	PRIG MPIG
Bradley F. Hersh	Vice President and Treasurer	1998	Senior Vice President and Treasurer, Payden & Rygel	PRIG MPIG
Frank Peter Martin	Executive Vice President	2002	Executive Vice President, Metzler/Payden, LLC; Managing Director Metzler Investment GmbH; Managing Director, Schroeders Investment Management GmbH	MPIG
Brian W. Matthews	CFO	2003	Managing Principal, CFO and Director, Payden & Rygel	PRIG MPIG
David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel	PRIG MPIG
Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel	PRIG MPIG

Additional information about the Trustees can be found in the SAI.

PRIG — Payden and Rygel Investment Group

MPIG — Metzler/Payden Investment Group

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Semi-Annual Report

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.
The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.
To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

333 South Grand Avenue Los Angeles, California 90071(800) 572-9336payden.com » U.S. BOND FUNDSPayden Cash Reserves Money Market Fund (PBHXX)Payden Limited Maturity Fund (PYLMX)Payden Short Bond Fund (PYSBX)Payden U.S. Government Fund — Investor Class (PYUSX)Payden U.S. Government Fund — Adviser Class (PYUWX)Payden GNMA Fund — Investor Class (PYGNX)Payden GNMA Fund — Adviser Class (PYGWX)Payden Core Bond Fund — Investor Class (PYCBX)Payden Core Bond Fund — Adviser Class (PYCWX)Payden Corporate Bond Fund (PYACX)Payden High Income Fund — Investor Class (PYHRX)Payden High Income Fund — Adviser Class (PYHWX) » TAX EXEMPT BOND FUNDSPayden Tax Exempt Bond Fund (PYTEX)Payden California Municipal Income Fund (PYCRX)» GLOBAL BOND FUNDSPayden Global Short Bond Fund (PYGSX)Payden Global Fixed Income Fund (PYGFX)Payden Emerging Markets Bond Fund — Investor Class (PYEMX)Payden Emerging Markets Bond Fund — Adviser Class (PYEWX)» U.S. EQUITY FUNDSPayden Value Leaders Fund (PYVLX)Payden U.S. Growth Leaders Fund (PUGLX)» INTERNATIONAL EQUITY FUNDSPayden Global Equity Fund (PYGEX)Metzler/Payden European Emerging Markets Fund (MPYMX)

SEMI-ANNUAL REPORT APRIL 30, 2011

Cash Balance Plan Fund

table of
contents

Management Discussion & Analysis
For the six months ended April 30, 2011, the Payden/Kravitz Cash Balance Plan Fund Institutional Class (PKBIX) returned 2.23%, the Fund’s Adviser Class (PKCBX) returned 2.12%, and the Fund’s Retirement Class (PKCRX) returned 1.96%. For the same period, the return on the 30-Year U.S. Treasury Bond Yield, the Fund’s benchmark, was 2.18%. The primary contributors to performance were allocations to high-yield corporate bonds, non-agency mortgages and select equity-related holdings. In November and December interest rate hedges, via the use of U.S. Treasury futures, also had a significant positive effect on returns as they benefitted from sharply higher rates. The Adviser continues to focus on managing credit and income-oriented equity opportunities for value while managing interest rate duration.

2

Performance Summary

	6 months	Annualized
Returns	ended 4/30/11	since inception

Institutional Class	2.23%	4.54%

Adviser Class	2.12%	4.31%

Retirement Class	1.96%	3.66%

Credit Quality - percent of value

AAA	27%

AA	10%

A	14%

BBB	20%

BB	9%

B or lower	20%

Portfolio Composition - percent of value

Corporate bonds	61%

U.S. Treasury bonds	13%

Stocks	11%

Mortgage Backed bonds	8%

Other	7%

3

Schedule of Investments
April 30, 2011

Principal		Value
or Shares	Security Description	(000)

Bonds (87%)
Asset Backed (2%)
658,234	Bear Stearns Asset Backed Securities Trust, 0.81%, 8/25/34	$613
268,103	HSI Asset Securitization Corp. Trust, 0.27%, 5/25/37	263
380,490	Residential Asset Mortgage Products Inc., 4.62%, 3/25/33	385

		1,261

Corporate (60%)
300,000	ACCO Brands Corp., 7.625%, 8/15/15	309
260,000	AES Corp., 7.75%, 3/1/14	285
295,000	Air Canada 144A, 9.25%, 8/1/15 (b)	307
145,000	Alliance One International Inc., 10.00%, 7/15/16	149
300,000	American Airlines Inc. 144A, 7.50%, 3/15/2016 (b)	296
620,000	American Express Credit Corp., 5.125%, 8/25/14	678
150,000	Amsted Industries Inc. 144A, 8.12%, 3/15/18 (b)	161
355,000	ANZ National International Ltd. 144A, 2.37%, 12/21/12 (b)	361
285,000	Apria Healthcare Group Inc., 12.375%, 11/1/14	311
145,000	Aramark Corp., 8.50%, 2/1/15	152
108,000	Avis Budget Car Rental LLC, 7.625%, 5/15/14	111
100,000	B&G Foods Inc., 7.62%, 1/15/18	108
340,000	Banco de Credito del Peru 144A, 4.75%, 3/16/16 (b)	331
200,000	Banco do Brasil 144A, 4.50%, 1/22/15 (b)	209
660,000	Bank of America Corp., 3.70%, 9/1/15	674
50,000	Bank of New York Mellon Corp., 4.95%, 11/1/12	53
235,000	Bank of Nova Scotia, 2.25%, 1/22/13	241
300,000	Basic Energy Services Inc., 7.125%, 4/15/16	308
140,000	Bausch & Lomb Inc., 9.875%, 11/1/15	152
240,000	Berkshire Hathaway Finance Corp., 2.45%, 12/15/15	242
160,000	Berry Plastics Corp., 8.25%, 11/15/15	171
675,000	Best Buy Co. Inc., 3.75%, 3/15/16	679
300,000	Boyd Gaming Corp., 6.75%, 4/15/14	301
535,000	Broadcom Corp. 144A, 2.37%, 11/1/15 (b)	525
145,000	Cablevision Systems Corp., 8.625%, 9/15/17	163
150,000	Canadian National Resources Ltd., 4.90%, 12/1/14	165
160,000	Carrols Corp., 9.00%, 1/15/13	161
150,000	Central Garden & Pet Co., 8.25%, 3/1/18	159
145,000	CHS/Community Health Systems Inc., 8.875%, 7/15/15	149
150,000	Cincinnati Bell Inc., 8.75%, 3/15/18	145
335,000	Citigroup Inc., 5.30%, 10/17/12	354
220,000	CityCenter Holdings LLC 144A, 7.62%, 1/15/16 (b)	230
265,000	CIT Group Inc., 7.00%, 5/1/15	269
140,000	Commercial Bank of Qatar Finance Ltd. 144A, 5.00%, 11/18/14 (b)	147
360,000	Commonwealth Bank of Australia 144A, 1.03%, 3/17/14 (b)	362
145,000	Constellation Brands Inc., 7.25%, 9/1/16	159
215,000	Continental Airlines Inc. 144A, 6.75%, 9/15/15 (b)	218
665,000	Corn Products International Inc., 3.20%, 11/1/15	673
160,000	Corrections Corp of America, 6.25%, 3/15/13	160
145,000	Cox Communications Inc., 5.45%, 12/15/14	162
275,000	Credit Suisse New York, 1.24%, 1/14/14	278
360,000	Credit Suisse New York, 6.00%, 2/15/18	391
640,000	Discovery Communications LLC, 3.70%, 6/1/15	669
145,000	Dish DBS Corp., 6.625%, 10/1/14	154
145,000	Diversey Inc., 8.25%, 11/15/19	157
370,000	DIRECTV Holdings LLC, 4.75%, 10/1/14	402
155,000	Exelon Corp., 4.90%, 6/15/15	166
150,000	Export-Import Bank of Korea, 5.875%, 1/14/15	166
300,000	First Data Corp., 9.875%, 9/24/15	312
220,000	FMG Resources August 2006 Pty. Ltd. 144A, 7.00%, 11/1/15 (b)	233
150,000	Fortune Brands Inc., 3.00%, 6/1/12	153
130,000	Gazprom OAO Via RBS AG, 9.625%, 3/1/13 (d)	148
215,000	General Electric Capital Corp., 1.87%, 9/16/13	217
350,000	Georgia Power Co., 1.30%, 9/15/13	352
145,000	Georgia-Pacific LLC 144A, 7.125%, 1/15/17 (b)	155
490,000	Goldman Sachs Group Inc., 1.31%, 2/7/14	492
195,000	Goldman Sachs Group Inc., 3.70%, 8/1/15	200
140,000	HCA Inc., 9.25%, 11/15/16	151
13,000	Hertz Corp., 8.875%, 1/1/14	13

Principal		Value
or Shares	Security Description	(000)

605,000	Home Depot Inc., 5.40%, 3/1/16	677
52,000	Host Hotels & Resorts LP, 7.125%, 11/1/13	53
360,000	HSBC Bank PLC 144A, 1.62%, 8/12/13 (b)	361
255,000	IASIS Healthcare LLC, 8.75%, 6/15/14	261
170,000	Icahn Enterprises LP, 7.75%, 1/15/16	176
145,000	Ingles Markets Inc., 8.875%, 5/15/17	157
200,000	International Lease Finance Corp., 5.65%, 6/1/14	205
260,000	Inversiones CMPC SA 144A, 4.75%, 1/19/18 (b)	257
505,000	ING Bank NV 144A, 1.35%, 3/15/13 (b)	506
150,000	Jarden Corp., 7.50%, 5/1/17	162
350,000	JB Hunt Transport Services Inc., 3.37%, 9/15/15	351
140,000	JBS SA 144A, 10.50%, 8/4/16 (b)	160
650,000	JPMorgan Chase & Co., 3.70%, 1/20/15	675
140,000	KazMunayGas National Co., 8.375%, 7/2/13 (d)	156
200,000	KB Home, 5.75%, 2/1/14	202
325,000	KeyCorp, 6.50%, 5/14/13	356
275,000	Kinder Morgan Finance Co. ULC, 5.70%, 1/5/16	291
270,000	Korea National Oil Corp. 144A, 2.87%, 11/9/15 (b)	265
235,000	Kraft Foods Inc., 5.25%, 10/1/13	256
285,000	Landry’s Restaurant Inc., 11.625%, 12/1/15	310
150,000	Landwirtschaftliche Rentenbank, 3.12%, 7/15/15	157
160,000	Lennar Corp., 5.60%, 5/31/15	160
295,000	Levi Strauss & Co., 8.875%, 4/1/16	309
136,000	Libbey Glass Inc., 10.00%, 2/15/15	149
560,000	Lloyds TSB Bank PLC, 2.62%, 1/24/14	576
200,000	Marina District Finance Co. Inc. 144A, 9.50%, 10/15/15 (b)	215
215,000	MassMutual Global Funding 144A, 0.80%, 9/27/13 (b)	216
295,000	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15	308
245,000	Medtronic Inc., 3.00%, 3/15/15	255
270,000	MetLife Institutional Funding 144A, 1.20%, 4/4/14 (b)	271
200,000	MGM Resorts International, 10.37%, 5/15/14	232
675,000	Morgan Stanley, 3.45%, 11/2/15	676
270,000	Morgan Stanley, 3.80%, 4/29/16	271
150,000	National Australia Bank Ltd. 144A, 0.78%, 1/8/13 (b)	150
145,000	Navistar International Corp., 8.25%, 11/1/21	162
655,000	NBCUniversal Media LLC 144A, 3.65%, 4/30/15 (b)	679
160,000	Nova Chemicals Corp., 8.375%, 11/1/16	182
150,000	NRG Energy Inc., 7.375%, 2/1/16	156
145,000	NRG Energy Inc., 8.50%, 6/15/19	155
220,000	Omnicare Inc., 6.875%, 12/15/15	228
260,000	Owens-Brockway Glass Container Inc., 7.375%, 5/15/16	288
220,000	Packaging Dynamics Corp. 144A, 8.75%, 2/1/16 (b)	229
145,000	Penn National Gaming Inc., 8.75%, 8/15/19	160
200,000	Petroleos Mexicanos, 4.875%, 3/15/15	215
140,000	Petronas Capital Ltd., 7.00%, 5/22/12 (d)	148
150,000	Pinnacle Entertainment Inc., 8.75%, 5/15/20	162
145,000	Pinnacle Foods Finance LLC, 10.625%, 4/1/17	157
160,000	Plains Exploration & Production Co., 7.00%, 3/15/17	166
645,000	Potash Corp. of Saskatchewan Inc., 3.75%, 9/30/15	680
200,000	Prudential Financial Inc., 2.75%, 1/14/13	204
150,000	Qtel International Finance Ltd. 144A, 6.50%, 6/10/14 (b)	166
150,000	Qwest Communications International Inc., 7.50%, 2/15/14	154
660,000	Rabobank Nederland NV 144A, 3.20%, 3/11/15 (b)	681
260,000	Revlon Consumer Products Corp., 9.75%, 11/15/15	285
190,000	Reynolds American Inc., 1.00%, 6/15/11	190
655,000	Royal Bank of Scotland PLC, 3.25%, 1/11/14	670
200,000	Sally Holdings LLC, 9.25%, 11/15/14	211
280,000	SandRidge Energy Inc. 144A, 9.87%, 5/15/16 (b)	313
195,000	Sanofi-Aventis SA, 2.62%, 3/29/16	196
270,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	290
150,000	Sealy Mattress Co., 8.25%, 6/15/14	151
315,000	Springleaf Finance Corp., 5.85%, 6/1/13	318
155,000	SPX Corp., 7.625%, 12/15/14	172
150,000	Steel Dynamics Inc., 7.62%, 3/15/20	165
260,000	SUPERVALU Inc., 7.50%, 11/15/14	268
210,000	Targa Resources Partners LP, 8.25%, 7/1/16	225
355,000	Telefonica Emisiones SAU, 2.58%, 4/26/13	361

4	See notes to financial statements.

Schedule of Investments

Principal		Value
or Shares	Security Description	(000)

155,000	Tesoro Corp., 6.625%, 11/1/15	161
315,000	Teva Pharmaceutical Finance III BV, 0.80%, 3/21/14	317
250,000	Time Warner Inc., 3.15%, 7/15/15	256
190,000	Toyota Motor Credit Corp., 3.20%, 6/17/15	196
295,000	Toys R US - Delaware Inc. 144A, 7.37%, 9/1/16 (b)	310
290,000	Union Bank NA, 2.12%, 12/16/13	294
150,000	United States Steel Corp., 7.37%, 4/1/20	159
250,000	US Bancorp, 1.37%, 9/13/13	251
150,000	Valero Energy Corp., 4.50%, 2/1/15	160
325,000	Veolia Environnement, 5.25%, 6/3/13	348
240,000	Viacom Inc., 4.375%, 9/15/14	258
360,000	Volkswagen International Finance NV 144A, 1.62%, 8/12/13 (b)	363
655,000	Vornado Realty LP, 4.25%, 4/1/15	679
330,000	Wachovia Capital Trust III, 5.56%, 3/29/49	306
120,000	Wal-Mart Stores Inc., 2.87%, 4/1/15	125
620,000	Watson Pharmaceuticals Inc., 5.00%, 8/15/14	672
160,000	Westpac Banking Corp. 144A, 0.85%, 4/8/13 (b)	160
170,000	Westpac Banking Corp., 2.25%, 11/19/12	173
190,000	WM Wrigley Jr. Co. 144A, 2.45%, 6/28/12 (b)	191
165,000	WM Wrigley Jr. Co. 144A, 3.70%, 6/30/14 (b)	170
290,000	WMG Acquisition Corp., 9.50%, 6/15/16	310
680,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (b)	677
200,000	Yankee Candle Co. Inc., 8.50%, 2/15/15	209

		40,913

Foreign Government (0%)
100,000	Republic of Ghana, 8.50%, 10/4/17 (d)	113
100,000	State of Qatar 144A, 4.00%, 1/20/15 (b)	105

		218

Mortgage Backed (8%)
572,178	Adjustable Rate Mortgage Trust, 5.04%, 3/25/37	318
532,292	Banc of America Mortgage Securities Inc., 2.82%, 10/20/32	521
21,338	Credit Suisse First Boston Mortgage Securities Corp., 4.30%, 7/15/36	21
267,893	Extended Stay America Trust 144A, 2.95%, 11/5/27 (b)	267
500,000	Granite Master Issuer PLC, 0.64%, 12/17/54	334
537,555	Harborview Mortgage Loan Trust, 3.00%, 1/19/35	437
150,418	HSBC Home Equity Loan Trust, 0.32%, 3/20/36	150
220,289	Long Beach Mortgage Loan Trust, 6.21%, 8/25/33	116
414,378	MLCC Mortgage Investors, Inc., 2.10%, 2/25/36	393
401,472	Morgan Stanley Mortgage Loan Trust, 2.94%, 1/25/35	305
616,406	MortgageIT Trust, 0.58%, 12/25/34	550
758,522	Structured Adjustable Rate Mortgage Loan Trust, 2.63%, 8/25/34	657
70,412	Structured Adjustable Rate Mortgage Loan Trust, 2.65%, 8/25/34	65
359,790	Structured Asset Mortgage Investments Inc., 2.16%, 10/19/34	194
594,603	WaMu Mortgage Pass Through Certificates, 5.33%, 6/25/37	437
623,652	WaMu Mortgage Pass Through Certificates, 5.56%, 7/25/37	443
497,656	WaMu Mortgage Pass Through Certificates, 5.98%, 10/25/36	475

		5,683

NCUA Guaranteed (3%)
459,265	NCUA Guaranteed Notes, 0.61%, 11/6/17	459
579,559	NCUA Guaranteed Notes, 0.80%, 12/8/20	582
986,633	NCUA Guaranteed Notes, 2.65%, 10/29/20	985

		2,026

U.S. Government Agency (1%)
400,000	FHLMC, 0.87%, 10/28/13	399
U.S. Treasury (13%)
300,000	U.S. Treasury Note, 0.62%, 12/31/12	301
4,250,000	U.S. Treasury Bill, 0.03%, 5/12/11 (c)	4,250
4,500,000	U.S. Treasury Bill, 0.11%, 8/11/11 (c) (e)	4,499

		9,050

Total Bonds (Cost-$58,326)		59,550

Common Stock (Cost-$5,012) (8%)

Principal		Value
or Shares	Security Description	(000)

5,400	Altria Group Inc.	145
11,900	Apollo Investment Corp.	141
4,600	AT&T Inc.	143
5,200	Bristol-Myers Squibb Co.	146
8,700	CenterPoint Energy Inc.	162
2,700	Consolidated Edison Inc.	141
3,000	DTE Energy Co.	152
3,900	Eli Lilly & Co.	144
8,600	Enbridge Energy Partners LP	292
3,600	Energy Transfer Equity LP	166
7,700	Annaly Capital Management Inc.	137
5,600	Digital Realty Trust Inc.	338
3,000	Macerich Co.	158
4,200	Mack-Cali Realty Corp.	148
2,600	Energy Transfer Partners LP	141
3,300	Enterprise Products Partners LP	143
3,500	FirstEnergy Corp.	140
3,900	HCP Inc.	155
4,300	Kinder Morgan Energy Partners	332
4,300	Merck & Co. Inc.	155
3,800	Nationwide Health Properties Inc.	166
6,200	Omega Healthcare Investors Inc.	142
7,800	Pfizer Inc.	163
2,400	Philip Morris International Inc.	167
5,700	Pitney Bowes Inc.	140
2,200	Plains All American Pipeline LP	141
11,400	Regal Entertainment Group	157
8,200	RR Donnelley & Sons Co.	155
4,200	Targa Resources Partners LP	148
9,200	Valley National Bancorp	132
4,000	Verizon Communications Inc.	151
9,700	Windstream Corp.	124

		5,265

Preferred Stock (Cost-$2,377) (4%)
11,600	Ares Capital Corp.	290
11,200	CBS Corp.	284
12,500	Countrywide Capital V	310
6,700	General Motors Co.	334
11,800	Goldman Sachs Group Inc.	291
11,000	JPMorgan Chase Capital XXIX	287
10,800	PNC Capital Trust E	287
12,500	Public Storage	318

		2,401

Call Option (Cost-$30) (0%)
11	Amazon.com	9
195	iShares 20 Year Treasury Bond	15

		24

Put Option (Cost-$25) (0%)
29	iShares MSCI EAFE Index	6
39	Powershares QQQ	8
27	S&P Depository Receipt	10

		24

Investment Company (Cost-$299) (0%)
298,989	Payden Cash Reserves Money Market Fund *	299

Total (Cost-$66,069) (a) (99%)		67,563
Other Assets, net of Liabilities (1%)		781

Net Assets (100%)		$68,344

*	Affiliated investment
All of the securities, except the Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

See notes to financial statements.	5

Schedule of Investments

(a) Unrealized appreciation (depreciation) of securities in (000s):

Unrealized appreciation	$1,622
Unrealized depreciation	(128)

Net unrealized appreciation	$1,494

(b) Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c) Yield to maturity at time of purchase.
(d) Security offered and sold outside of the United States, and thus is exempt from registration under Registration S of” the Securities Act of” 1933. It has been deemed liquid under guidelines approved by the Board.
(e) All or a portion of the security is pledged as collateral to cover open futures contract margin requirements.

Open Forward Currency Contracts to USD

				Unrealized
				Appreciation
Delivery				(Depreciation)
Date	Currency (000s)		Counterparty	(000s)

Assets:
7/18/11	Brazilian Real (Buy 769)		HSBC Securities	$10
6/23/11	Canadian Dollar (Buy 922)		Morgan Stanley	31
6/21/11	Malaysian Ringgit (Buy 3,027)		Morgan Stanley	25
5/16/11	Mexican New Peso (Buy 6,760)		Royal Bank of Scotland	30
6/21/11	New Taiwan Dollar (Buy 9,050)		Barclays	8
7/21/11	Norwegian Krone (Buy 2,572)		Morgan Stanley	15
7/28/11	Philippine Peso (Buy 10,070)		Credit Suisse	2
6/27/11	Russian Ruble (Buy 14,100)		HSBC Securities	17
7/28/11	Singapore Dollar (Buy 826)		Morgan Stanley	12
7/20/11	Swedish Krona (Buy 6,122)		State Street	10

				$160

Liabilities:
5/26/11	British Pound (Sell 590)		Morgan Stanley	$(19)
7/20/11	Euro (Sell 1,265)		State Street	(51)
7/14/11	Japanese Yen (Sell 40,200)		BNP Paribas	(16)

				$(86)

Open Futures Contracts
			Current	Unrealized
Number of		Expiration	Value	(Depreciation)
Contracts	Contract Type	Date	(000s)	(000s)

26	CBOE VIX Future	May- 11	$434	$(63)
6	U.S. Treasury 2 Year Note Future	Jun-11	1,315	(7)
70	U.S. Treasury 5 Year Note Future	Jun-11	8,293	(57)

				$(127)

6	See notes to financial statements.

Schedule of Assets & Liabilities

April 30, 2011
Numbers in 000s

Payden/Kravitz
Cash Balance
Plan Fund
ASSETS:
Investments, at value (cost $65,770)	$67,264
Affiliated investments, at value (cost $299)	299
Unrealized appreciation on forward currency exchange contracts (Note 2)	160
Receivable for:
Interest and dividends	575
Investments sold	7,111
Other assets	36

Total Assets	75,445

LIABILITIES:
Payable for:
Investments purchased	6,892
Fund shares redeemed	1
Futures	10
Accrued expenses:
Investment advisory fees (Note 3)	37
Administration fees (Note 3)	8
Distribution fees (Note 3)	10
Unrealized depreciation on forward currency exchange contracts (Note 2)	86
Other liabilities	57

Total Liabilities	7,101

NET ASSETS	$68,344

NET ASSETS:
Paid in capital	$66,005
Undistributed net investment income	603
Undistributed net realized gains from investments	295
Net unrealized appreciation from:
Investments	1,367
Translation of assets and liabilities in foreign currencies	74

NET ASSETS	$68,334

Net Asset Value Per Share

	Institutional Class	Adviser Class	Retirement Class
Net Assets	$22,923	$38,512	$6,909
Outstanding shares of beneficial interest	2,122	3,583	659
NET ASSET VALUE - offering and redemption price per share in whole dollars	$10.80	$10.75	$10.48

See notes to financial statements.	7

Statement of Operations

Period ended April 30, 2011
Numbers in 000s	Payden/ Kravitz
Cash Balance
Plan Fund

INVESTMENT INCOME:
Interest income (Note 2)	$1,048
Dividend income	84

Investment Income	1,132

EXPENSES:
Investment advisory fees (Note 3)	310
Administration fees (Note 3)	42
Shareholder servicing fees	22
Distribution fees (Note 3)	53
Custodian fees	9
Transfer agent fees	17
Registration and filing fees	4
Trustee fees and expenses	3
Printing and mailing costs	3
Legal fees	1
Publication expense	1
Pricing fees	10
Fund accounting fees	20
Insurance	2
Audit fees	12

Gross Expenses	509
Expense subsidy (Note 3)	(104)

Net Expenses	405

Net Investment Income	727

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	459
Foreign currency transactions	22
Futures contracts	89
Option contracts	(2)
Swap contracts	(210)
Change in net unrealized appreciation (depreciation) from:
Investments	68
Translation of assets and liabilities in foreign currencies	42
Futures contracts	(60)
Option contracts	(6)
Swap contracts	127

Net Realized and Unrealized Gains (Losses)	529

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,256

8	See notes to financial statements.

Statements of Changes in Net Assets

Six months ended April 30, 2011 and year ended October 31, 2010
Numbers in 000s	2011	2010
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$727	$989
Net realized gains (losses) on investments	358	(285)
Change in net unrealized appreciation/(depreciation)	171	1,003

Change in Net Assets Resulting from Operations	1,256	1,707

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(273)	(68)
Adviser Class	(562)	(129)
Retirement Class	(61)	(7)
Net realized gains from investments:
Institutional Class	-	(31)
Adviser Class	-	(60)
Retirement Class	-	(3)

Change in Net Assets from Distributions to Shareholders	(896)	(298)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	9,576	8,365
Adviser Class	8,015	19,970
Retirement Class	3,917	2,930
Reinvestment of distributions:
Institutional Class	537	99
Adviser Class	273	179
Retirement Class	60	10
Cost of fund shares redeemed:
Institutional Class	(5,646)	(2,480)
Adviser Class	(1,135)	(5,397)
Retirement Class	(943)	(17)

Change in Net Assets from Capital Transactions	14,654	23,659

Total Change in Net Assets	15,014	25,068

NET ASSETS:
Beginning of period	53,330	28,262

End of period	$68,344	$53,330

Accumulated net investment income	$603	$772

FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period	1,452	883

Institutional Class
Shares sold	750	795
Shares issued in reinvestment of distributions	26	10
Shares redeemed	(106)	(236)

Change in shares outstanding	670	569

Outstanding shares at end of period	2,122	1,452

Outstanding shares at beginning of period	3,164	1,753

Adviser Class
Shares sold	898	1,913
Shares issued in reinvestment of distributions	51	17
Shares redeemed	(530)	(519)

Change in shares outstanding	419	1,411

Outstanding shares at end of period	3,583	3,164

Outstanding shares at beginning of period	367	82

Retirement Class
Shares sold	376	286
Shares issued in reinvestment of distributions	6	1
Shares redeemed	(90)	(2)

Change in shares outstanding	292	285

Outstanding shares at end of period	659	367

Purchase of investments (excluding government)	$27,850	$57,921
Sale of investments (excluding government)	16,827	22,196
Purchase of government securities	10,331	16,817
Sale of government securities	4,574	18,095

See notes to financial statements.	9

Notes to Financial Statements
April 30, 2011
1. ORGANIZATION AND RELATED MATTERS
The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the“1940 Act”), as amended. Each of its eighteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other seventeen Funds are contained in a separate report.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities Valuation
Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies.
Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.
Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.
Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established by the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.
Fair value pricing may occur when (1) developments occur (a “significant event”) that will affect the value of the Fund’s holdings, and (2) the significant event occurs after the close of the market on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market.
Concentration of Risk
Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

10

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.
Investment Transactions and Related Income
Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security, using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.
Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.
Forward Currency Contracts
The Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contacts to protect against adverse currency movements or as speculative investments. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date, or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Futures Contracts
The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.
The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

11

Notes to Financial Statements (con’t)
Derivatives and Hedging
The following tables show the Fund’s exposure to different types of market risk as it relates to the statement of assets and liabilities and the statement of operations.
Statement of Assets and Liabilities
Fair Values of Derivative Instruments (000s)

Underlying Risk	Derivative Assets	Derivative Liabilities

Interest rate[1]	$ -	$(127)

Foreign currency[2,3]	160	(86)

Total	$160	$(213)

[1] Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures.

[2] Receivable for forward currency contracts.

[3] Payable for forward currency contracts.
The Effect of Derivative Instruments on the Statement of Operations
Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)

		Forward Currency
Underlying risk	Futures[6]	Contracts[7]	Swaps[8]	Total

Credit	$ -	$ -	$(210)	$(210)

Foreign exchange	-	22	-	22

Interest rate	89	-	-	89

Total	$89	$22	$(210)	$ (99)

[6] Net realized gains (losses) from futures contracts.

[7] Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.

[8] Net realized gains (losses) from swap contracts.
The Effect of Derivative Instruments on the Statement of Operations
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)

		Forward Currency
Underlying risk	Futures[9]	Contracts[10]	Swaps[11]	Total

Credit	$ -	$ -	$10	$10

Foreign exchange	-	42	-	42

Interest rate	(60)	-	117	57

Total	$(60)	$42	$127	$109

[9] Change in net unrealized appreciation (depreciation) from futures contracts.

[10] Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which may include other currency related appreciation (depreciation).

[11] Change in net unrealized appreciation (depreciation) from swap contracts.
During the period, the average value of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity

2%	0%	23%	0%
Collateral
Futures contracts, options, and forward delivery agreements for foreign currency and fixed income securities require either cash settlement or delivery of securities at some future date with little or no initial investment. The Fund is required to segregate sufficient assets to cover any potential loss.

12

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.
Federal Income Taxes
It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended April 30, 2011, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.
The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital. The preceding two and the tax year ended October 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities.
Affiliated Investment
The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated Funds for the period is disclosed in the statement of operations.

Value				Value
October 31, 2010	Purchase	Sales	Dividends	April 30, 2011

$ 852,158	$ 93,634,129	$ 94,187,298	$ 76	$ 298,989
Custodian Credits
The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the statement of operations.
Other
Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.
3. RELATED PARTY TRANSACTIONS
Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.
Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the institutional class, 1.50% for the adviser class, and 1.75% for the retirement class of average daily net assets on an annualized basis.
The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).

13

Notes to Financial Statements (con’t)
The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $725,747 ($281,427 for 2009, $284,292 for 2010, and $160,028 for 2011) is not considered a liability of the Fund, and therefore is not recorded as a liability in the statement of assets and liabilities, but will be recognized as net expense in the statement of operations as expense previously deferred in future periods, if expense limits permit.
Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.
The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the adviser class at an annualized rate of 0.25% and of the retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not recieve a fee from the institutional class.
Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.
Indemnifications
Under the Groups organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.
4. FAIR VALUE
Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments. (Fixed Income-Asset Backed, Corporate, Government, Mortgage Backed and U.S. Government Agency, Equity-Common Stocks, Exchange Traded Funds and Investment Company).
In January 2010, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) No. 2010-06 “Improving Disclosures about Fair Value Measurements”, This ASU adds new disclosures about the amounts and reason for significant transfers in and out of Level 1 and Level 2 as well as inputs and valuation techniques used to measure fair value that fall in either Level 2 or Level 3, and information on purchases, sales, issuance and settlement on a gross basis in the reconciliation of activity in Level 3. The ASU is effective for fiscal years beginning after December 15, 2009 and December 15, 2010. Management adopted the portions effective for the current period and is evaluating the impact adoption will have on the Fund’s financial statement disclosures for portions effective in future periods. There were no significant transfers between levels, which required disclosure.

14

	Level 1		Level 2		Level 3
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total

Asset Backed			$1,261				$1,261
Common Stock	$5,265						5,265
Corporate			40,913				40,913
Government			11,294				11,294
Mortgage Backed			5,683				5,683
Option	48						48
Preferred Stock	2,401						2,401
U.S. Government Agency			399				399
Investment Company	299						299

	Level 1		Level 2		Level 3
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total

Other Financial Instruments (1)
Foreign Exchange			$ 160	$ (86)			$ 74
Futures		$ (127)					(127)

(1) Other Financial Instruments include derivative instruments, such as futures, forward currency, swap and any options contracts. Amounts shown represents unrealized appreciation (depreciation) at period end.
5. SUBSEQUENT EVENTS
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

15

Financial Highlights
For the share outstanding for the periods ended April 30, 2011 and October 31st

	2011		2010	2009	2008
Institutional Class

Net asset value - beginning of period	$10.75		$10.42	$10.06	$10.00

Income (loss) from investment activities:
Net investment income	0.13		0.22	0.13	0.01
Net realized and unrealized gains (losses)	0.11		0.21	0.34	0.05

Total from investment activities	0.24		0.43	0.47	0.06

Distributions to shareholders:
From net investment income	(0.19)		(0.07)	(0.07)
From net realized gains	0.00		(0.03)	(0.04)

Total distributions to shareholders	(0.19)		(0.10)	(0.11)	0.00

Net asset value - end of period	$10.80		$10.75	$10.42	$10.06

Total return	2.23%	(1)	4.24%	4.71%	0.60%	(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$22,923		$15,611	$9,199	$3,379
Ratio of gross expense to average net assets	1.62%	(2)	1.98%	2.86%	7.17%	(2)
Ratio of net expense to average net assets	1.25%	(2)	1.25%	1.25%	1.25%	(2)
Ratio of investment income less gross expenses to average net assets	2.41%	(2)	1.99%	(0.12%)	(5.05%)	(2)
Ratio of net investment income to average net assets	2.78%	(2)	2.72%	1.49%	0.87%	(2)
Portfolio turnover rate	87%	(1)	141%	124%	16%	(1)

The class commenced operations on September 22, 2008.
Adviser Class

Net asset value - beginning of period	$10.71		$10.40	$10.05	$10.00

Income (loss) from investment activities:
Net investment income	0.12		0.19	0.11	0.01
Net realized and unrealized gains (losses)	0.10		0.22	0.35	0.04

Total from investment activities	0.22		0.41	0.46	0.05

Distributions to shareholders:
From net investment income	(0.18)		(0.07)	(0.07)
From net realized gains	0.00		(0.03)	(0.04)

Total distributions to shareholders	(0.18)		(0.10)	(0.11)	0.00

Net asset value - end of period	$10.75		$10.71	$10.40	$10.05

Total return	2.12%	(1)	4.02%	4.54%	0.50%	(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$38,512		$33,881	$18,233	$7,861
Ratio of gross expense to average net assets	1.87%	(2)	2.24%	3.13%	6.98%	(2)
Ratio of net expense to average net assets	1.50%	(2)	1.50%	1.50%	1.50%	(2)
Ratio of investment income less gross
expenses to average net assets	2.13%	(2)	1.74%	(0.46%)	(4.85%)	(2)
Ratio of net investment income to average net assets	2.50%	(2)	2.48%	1.17%	0.63%	(2)
Portfolio turnover rate	87%	(1)	141%	124%	16%	(1)

The class commenced operations on September 22, 2008.

(1)	Not annualized
(2)	Annualized

16	See notes to financial statements.

Financial Highlights
For the share outstanding for the periods ended April 30, 2011 and October 31st

	2011		2010	2009

Retirement Class

Net asset value - beginning of period	$10.46		$10.18	$10.00

Income (loss) from investment activities:
Net investment income	0.12		0.14	(0.01)
Net realized and unrealized gains (losses)	0.08		0.24	0.19

Total from investment activities	0.20		0.38	0.18

Distributions to shareholders:
From net investment income	(0.18)		(0.07)
From net realized gains	0.00		(0.03)

Total distributions to shareholders	(0.18)		(0.10)	0.00

Net asset value - end of period	$10.48		$10.46	$10.18

Total return	1.96%	(1)	3.78%	1.80%	(1)

Ratios/supplemental data:
Net assets, end of period	$6,909		$3,838	$830
Ratio of gross expense to average net assets	2.12%	(2)	2.51%	3.56%	(2)
Ratio of net expense to average net assets	1.75%	(2)	1.75%	1.75%	(2)
Ratio of investment income less gross
expenses to average net assets	1.94%	(2)	1.69%	(2.09%)	(2)
Ratio of net investment income to average net assets	2.31%	(2)	2.45%	(0.28%)	(2)
Portfolio turnover rate	87%	(1)	141%	124%	(1)

The class commenced operations on April 6, 2009.

(1) Not annualized
(2) Annualized

See notes to financial statements.	17

Fund Expenses
Understanding Your Fund’s Expenses
Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.
Actual Expenses
The table below is useful in estimating actual expenses paid during the period ended April 30, 2011. It uses the Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.
Hypothetical Expenses
The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (181/365 days) for the six-month period ended April 30, 2011 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value	Value		Annual	Expenses
	November 1,	April 30,	6-Month	Expense	Paid During
	2010	2011	Return	Ratio	the Period

Institutional Class
Actual	$1,000.00	$1,022.30	2.23%	1.25%	$6.27
Hypothetical	1,000.00	1,018.60	1.86%	1.25%	6.26

Adviser Class
Actual	$1,000.00	$1,021.20	2.12%	1.50%	$7.52
Hypothetical	1,000.00	1,017.36	1.74%	1.50%	7.50

Retirement Class
Actual	$1,000.00	$1,019.60	1.96%	1.75%	$8.76
Hypothetical	1,000.00	1,016.12	1.61%	1.75%	8.75

18

TRUSTEES AND OFFICERS

	Position	Year
Name and Address	with Fund	Elected	Principal Occupation(s)	Other Directorships Held

333 S. Grand Avenue Los Angeles, CA 90071 Trustees (1)

W.D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller- Austin Trust	Trustee, The Metzler/Payden Investment Group

Gerald S. Levey, M.D.	Independent Trustee	2000	Vice Chancellor, Dean Emerita and Distinguished Professor of Medicine, David Geffen School of Medicine at the University of California, Los Angeles	Trustee, The Metzler/Payden Investment Group

Thomas V. McKernan, Jr.	Independent Trustee	1993	CEO, Automobile Club of Southern California	Director, Blue Shield of California; Director, Forest Lawn Memorial Park

Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University	Director, Freemont Bank

Andrew J. Policano	Independent Trustee	2008	Dean, The Paul Merage School of Business, at the University of California, Irvine (2004-present); Kuechenmeister Professor of Finance, University of Wisconsin-Madison (2001-2004)	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Board, Rose Hills Company	Director, Rose Hills Company; Director, Ameron International Corp.

Stender E. Sweeney	Independent Trustee	1992	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel

Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel

Bradley F. Hersh	Vice President and Treasurer	1998	Senior Vice President and Treasurer, Payden & Rygel

Brian W. Matthews	Vice President and CFO	2003	Managing Principal, CFO and Director, Payden & Rygel

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, and CCO, Payden & Rygel

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel
Additional information about the Trustees can be found in the SAI.

(1) Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2) Officers are elected by, and serve at the pleasure of, The Board of Trustees

19

THIS PAGE INTENTIONALLY LEFT BLANK

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Paydenfunds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.
The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.
To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

PAYDEN/KRAVITZ

Paydenfunds
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN   800 572-9336   payden.com

» **PAYDEN/KRAVITZ CASH BALANCE FUNDS**

Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)
Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKBIX)
Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)

ITEM 2. CODE OF ETHICS
Not required in a semi-annual report on Form N-CSR.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
Not required in a semi-annual report on Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not required in a semi-annual report on Form N-CSR.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included as a part of the report to shareholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of these controls and procedures as required by the applicable regulations, that the registrant’s disclosure controls and procedures are effective in ensuring that material information relating to the registrant has been made known to them by others within the registrant, particularly during the six-month period ended April 30, 2011.
(b) During the second fiscal quarter of the period covered by this report, there were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
ITEM 12. EXHIBITS
(a) Not applicable.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.
(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group
By:	/s/ JOAN A. PAYDEN
JOAN A. PAYDEN
CHAIRMAN AND CEO

Date: June 24, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Payden & Rygel Investment Group
By:	/s/ BRIAN W. MATTHEWS
BRIAN W. MATTHEWS
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: June 24, 2011